As filed with the Securities and Exchange Commission on February 27, 1998

                                                                File No. 2-34215
                                                               File No. 811-1911
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 66

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 46
--------------------------------------------------------------------------------

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                     (FORMERLY SCHRODER CAPITAL FUNDS, INC.)
               (Exact Name of Registrant as Specified in Charter)

                   Two Portland Square, Portland, Maine 04101
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code: 207-879-1900
--------------------------------------------------------------------------------

                           Catherine S. Wooledge, Esq.
                         Forum Financial Services, Inc.
                   Two Portland Square, Portland, Maine 04101
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            Timothy W. Diggins, Esq.
                                  Ropes & Gray
                             One International Place
                        Boston, Massachusetts 02110-2624

                               Alexandra Poe, Esq.
                 Schroder Capital Management International Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019
--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

 __X__   immediately  upon  filing  pursuant to Rule 485,  paragraph  (b) on [ ]
 _____   pursuant to Rule 485,  paragraph  (b) 60 days after filing  pursuant to
 _____   Rule 485, paragraph (a)(i) on _________ pursuant to Rule 485, paragraph
 _____   (a)(i) 75 days after filing pursuant to Rule 485,  paragraph (a)(ii) on
 _____   [ ] pursuant to Rule 485, paragraph (a)(ii)
 _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Emerging Markets Fund, Schroder International Bond Fund, Schroder U.S. Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Micro Cap Fund and Schroder Emerging Markets Fund Institutional Portfolio. All funds of the Registrant that are being registered (except Schroder U.S. Equity fund and Schroder Micro Cap Fund) are structured as master-feeder funds. This amendment is also executed by Schroder Capital Funds.

                              CROSS REFERENCE SHEET
                                     PART A

          (Prospectuses offering Investor Shares and Advisor Shares of
          Schroder International Fund, Schroder Emerging Markets Fund,
Schroder International Smaller Companies Fund, Schroder International Bond Fund,
 Schroder U.S. Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Micro
      Cap Fund and Schroder Emerging Markets Fund Institutional Portfolio)

Form N-1A
 Item No.         (Caption)                                            Location in Prospectus (Caption)
---------         ---------                                            --------------------------------

1.                Cover Page                                           Cover Page

2.                Synopsis                                             FUND STRUCTURE

3.                Condensed Financial Information                      FINANCIAL HIGHLIGHTS

4.                General Description of                               INVESTMENT OBJECTIVES AND
                  Registrant                                           POLICIES; MANAGEMENT OF THE TRUST

5.                Management of the Fund                               MANAGEMENT OF THE TRUST

5A.               Management's Discussion of`                          Not Applicable
                  Fund Performance

6.                Capital Stock and Other Securities                   OTHER INFORMATION

7.                Purchase of Securities Being Offered                 HOW TO BUY SHARES; OTHER INFORMATION

8.                Redemption or Repurchase                             HOW TO SELL SHARES; OTHER INFORMATION

9.                Pending Legal Proceedings                            None


                              CROSS REFERENCE SHEET
                                     PART B
                 (SAIs for Investor Shares and Advisor Shares of
          Schroder International Fund, Schroder Emerging Markets Fund,
Schroder International Smaller Companies Fund, Schroder International Bond Fund,
 Schroder U.S. Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Micro
      Cap Fund and Schroder Emerging Markets Fund Institutional Portfolio)

Form N-1A                                                              Location in Statement of Additional
 Item No.         (Caption)                                            Information (Caption)
---------         ---------                                            ---------------------
10.               Cover Page                                           Cover Page

11.               Table of Contents                                    TABLE OF CONTENTS

12.               General Information and History                      OTHER INFORMATION

13.               Investment Objectives and Policies                   INVESTMENT OBJECTIVES AND POLICIES OF THE
                                                                       TRUST AND RISK CONSIDERATIONS

14.               Management of the Fund                               MANAGEMENT

15.               Control Persons and Principal                        MANAGEMENT
                  Holders of Securities

16.               Investment Advisory and                              MANAGEMENT
                  Other Services

17.               Brokerage Allocation and                             MANAGEMENT -- Portfolio Transactions
                  Other Practices

18.               Capital Stock and Other Securities                   MANAGEMENT -- Other Information

19.               Purchase, Redemption and Pricing of                  MANAGEMENT -- Additional Purchase
                  Securities Being Offered                             and Redemption Information
20.               Tax Status                                           MANAGEMENT --Taxation

21.               Underwriters                                         MANAGEMENT -- Distribution of Fund Shares

22.               Calculation of Performance Data                      APPENDIX A -- Performance Information

23.               Financial Statements                                 Not Applicable

           [LOGO]

--------------------------------------------------------------------------------

PROSPECTUS

MARCH 1, 1998

SCHRODER CAPITAL FUNDS (DELAWARE)
INVESTOR SHARES

SCHRODER INTERNATIONAL FUND
SCHRODER EMERGING MARKETS FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
SCHRODER INTERNATIONAL BOND FUND
SCHRODER U.S. EQUITY FUND
SCHRODER U.S. SMALLER COMPANIES FUND
SCHRODER MICRO CAP FUND

The Schroder Capital Funds are mutual funds offering a wide range of investment objectives: SCHRODER INTERNATIONAL FUND, SCHRODER INTERNATIONAL SMALLER COMPANIES FUND, SCHRODER EMERGING MARKETS FUND, SCHRODER INTERNATIONAL BOND FUND, SCHRODER U.S. EQUITY FUND, SCHRODER U.S. SMALLER COMPANIES FUND, and SCHRODER MICRO CAP FUND. Each Fund is a series of shares of Schroder Capital Funds (Delaware), and each Fund (other than the U.S. Equity Fund and the Micro Cap Fund) currently invests substantially all of its assets in a separately managed portfolio of Schroder Capital Funds or Schroder Capital Funds II, each of which is a registered, open-end management investment company. Schroder Capital Management International Inc. serves as investment adviser to each of the Funds and to each portfolio. Each of the Funds, except the Emerging Markets Fund and the International Bond Fund, is a diversified mutual fund.

This Prospectus explains concisely the information that a prospective investor should know before investing in Investor Shares of the Funds. Please read it carefully and keep it for future reference. INVESTORS CAN FIND MORE DETAILED INFORMATION ABOUT SCHRODER CAPITAL FUNDS (DELAWARE) IN THE MARCH 1, 1998 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-290-9826. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND STRUCTURE..............................................................          3
FINANCIAL HIGHLIGHTS........................................................          6
INVESTMENT OBJECTIVES AND POLICIES..........................................         14
HOW TO BUY SHARES...........................................................         25
HOW TO SELL SHARES..........................................................         28
OTHER INFORMATION...........................................................         30
MANAGEMENT OF THE TRUST.....................................................         31
APPENDIX A..................................................................        A-1
  Description of Securities Ratings

                         FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
                   PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
                       PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE) 1-800-290-9826    SCHRODER SERIES TRUST 1-800-464-3108
SCHRODER INTERNATIONAL FUND                         SCHRODER LARGE CAPITALIZATION EQUITY FUND
SCHRODER EMERGING MARKETS FUND                      SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND       SCHRODER MIDCAP VALUE FUND
SCHRODER INTERNATIONAL BOND FUND                    SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER U.S. EQUITY FUND                           SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER U.S. SMALLER COMPANIES FUND
SCHRODER MICRO CAP FUND

FUND STRUCTURE

Each of SCHRODER INTERNATIONAL FUND, SCHRODER EMERGING MARKETS FUND, SCHRODER INTERNATIONAL SMALLER COMPANIES FUND, SCHRODER INTERNATIONAL BOND FUND and SCHRODER U.S. SMALLER COMPANIES FUND seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio (a "Portfolio") of either Schroder Capital Funds or Schroder Capital Funds II that has the same investment objective as, and investment policies that are substantially similar to those of, that Fund. Accordingly, the investment experience of each Fund will correspond directly with the investment experience of its corresponding Portfolio. See "Other Information - Information about the Portfolios." The Funds and the Portfolios in which they invest are:

FUNDS                                                  PORTFOLIOS
-----------------------------------------------------  ---------------------------------------------------------
SCHRODER INTERNATIONAL FUND                            INTERNATIONAL EQUITY FUND
                                                         (Schroder Capital Funds)
SCHRODER EMERGING MARKETS FUND                         SCHRODER EM CORE PORTFOLIO*
                                                         (Schroder Capital Funds)
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND          SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
                                                         (Schroder Capital Funds)
SCHRODER INTERNATIONAL BOND FUND                       SCHRODER INTERNATIONAL BOND PORTFOLIO*
                                                         (Schroder Capital Funds II)
SCHRODER U.S. SMALLER COMPANIES FUND                   SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
                                                         (Schroder Capital Funds)

Each of SCHRODER U.S. EQUITY FUND and SCHRODER MICRO CAP FUND seeks to achieve its investment objective by investing directly in securities.

* Each of SCHRODER EM CORE PORTFOLIO and SCHRODER INTERNATIONAL BOND PORTFOLIO is a non-diversified series of an open-end management investment company. Each of the other Portfolios is a diversified series of an open-end management investment company. See "Other Investment Practices and Risk Considerations - Non-Diversification and Geographic Concentration."

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in Investor Shares of the Funds. There are no "Shareholder Transaction Expenses" associated with a purchase or redemption of Investor Shares of the Funds. "Annual Operating Expenses" for each Fund other than the Emerging Markets Fund, the International Bond Fund and the Micro Cap Fund show expenses incurred by each Fund with respect to Investor Shares based on the Fund's expenses for the most recent fiscal year. Annual Operating Expenses for the Emerging Markets Fund, the International Bond Fund and the Micro Cap Fund are estimated based on anticipated expenses for each Fund's current fiscal year. Annual Operating Expenses of each Fund (other than the U.S. Equity Fund and Micro Cap Fund) include the Fund's pro rata portion of all operating expenses of the Portfolio of Schroder Capital Funds or Schroder Capital Funds II in which the Fund invests. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

SHAREHOLDER TRANSACTION EXPENSES                                            NONE

ANNUAL OPERATING EXPENSES

(as a percentage of average net assets)

                                                        INTERNATIONAL
                        INTERNATIONAL     EMERGING         SMALLER       INTERNATIONAL     U.S. EQUITY     U.S. SMALLER
                            FUND        MARKETS FUND   COMPANIES FUND      BOND FUND          FUND        COMPANIES FUND
                       ---------------  -------------  ---------------  ---------------  ---------------  ---------------
Management Fees(1)
  (after expense
   limitation)(2)             0.61%           0.81%           0.00%            0.19%            0.57%            0.50%
12b-1 Fees                    None            None            None             None             None             None
Other Expenses
  (after expense
   limitation)(2)             0.38    %       0.89   %        1.50    %        0.76    %        0.93    %        0.99   %
                               ---             ---             ---              ---              ---              ---
Total Fund Operating
 Expenses (after
 expense
 limitation)(2)               0.99    %       1.70   %        1.50    %        0.95    %        1.50    %        1.49   %


                         MICRO CAP
                           FUND
                       -------------
Management Fees(1)
  (after expense
   limitation)(2)            0.61%
12b-1 Fees                   None
Other Expenses
  (after expense
   limitation)(2)            1.39   %
                              ---
Total Fund Operating
 Expenses (after
 expense
 limitation)(2)              2.00   %

(1) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.

(2) The Management Fees and Total Fund Operating Expenses for each of the Funds reflect expense limitations currently in effect. See "Management of the Trust." Without the limitations, Management Fees, Other Expenses, and Total Fund Operating Expenses for Investor Shares would be 0.675%, 0.385%, and 1.06%, respectively, in the case of the International Fund; 1.25%, 0.91%, and 2.16%, respectively, in the case of the Emerging Markets Fund; 1.10%, 2.83%, and 3.93%, respectively, in the case of the International Smaller Companies Fund; 0.70%, 2.18%, and 2.88%, respectively, in the case of the International Bond Fund; 0.75%, 0.93%, and 1.68%, respectively, in the case of the U.S. Equity Fund; 0.85%, 1.02%, and 1.87%, respectively, in the case of the U.S. Smaller Companies Fund; and 1.50%, 1.39%, and 2.89%, respectively, in the case of the Micro Cap Fund.

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                                                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                               -----------  -----------  -----------  -----------
Schroder International Fund                                                     $      10    $      32    $      55    $     121
Schroder Emerging Markets Fund                                                  $      17    $      54          N/A          N/A
Schroder International Smaller Companies Fund                                   $      15    $      47    $      82    $     179
Schroder International Bond Fund                                                $      10    $      30          N/A          N/A
Schroder U.S. Equity Fund                                                       $      15    $      47    $      82    $     179
Schroder U.S. Smaller Companies Fund                                            $      15    $      47    $      81    $     178
Schroder Micro Cap Fund                                                         $      20    $      63          N/A          N/A

The Annual Operating Expenses table and Example are provided to help you understand your share of the operating expenses of the Funds attributable to Investor Shares. THE TABLE AND EXAMPLE DO NOT REPRESENT PAST OR FUTURE EXPENSE LEVELS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. FEDERAL REGULATIONS REQUIRE THE EXAMPLE TO ASSUME A 5% ANNUAL RETURN, BUT ACTUAL ANNUAL RETURNS WILL VARY.

                 [This page has been intentionally left blank.]

FINANCIAL HIGHLIGHTS

The financial highlights presented below (other than those of Schroder Micro Cap Fund and Schroder U.S. Smaller Companies Fund for the period ended November 30,
1997) have been audited by Coopers & Lybrand L.L.P., independent accountants to the Funds. The financial statements for the fiscal year ended October 31, 1997 for each of Schroder International Fund, Schroder International Smaller Companies Fund and Schroder U.S. Equity Fund and for the fiscal year ended May 31, 1997 for Schroder U.S. Smaller Companies Fund and the related independent accountants' report are contained in each Fund's Annual

SCHRODER INTERNATIONAL FUND

                                                       YEAR ENDED OCTOBER 31,
                                     ----------------------------------------------------------
                                         1997          1996(A)         1995           1994
                                     -------------  -------------  -------------  -------------
 Net Asset Value, Beginning of
  Period                                  $20.01         $20.91    $     23.17    $     20.38
                                     -------------  -------------  -------------  -------------
 Investment Operations:
  Net Investment Income (Loss)(b)           0.14           0.15           0.46           0.18
  Net Realized and Unrealized Gain
   (Loss) on Investments                    1.31           1.74          (0.18  )        2.69
                                     -------------  -------------  -------------  -------------
 Total from Investment Operations           1.45           1.89           0.28           2.87
                                     -------------  -------------  -------------  -------------
 Distributions from
  Net Investment Income                    (0.46  )       (0.47  )           -          (0.08  )
  Net Realized Gain on Investments         (2.63  )       (2.32  )       (2.54  )           -
                                     -------------  -------------  -------------  -------------
 Total Distributions                       (3.09  )       (2.79  )       (2.54  )       (0.08  )
                                     -------------  -------------  -------------  -------------
 Net Asset Value, End of Period           $18.37         $20.01    $     20.91    $     23.17
                                     -------------  -------------  -------------  -------------
                                     -------------  -------------  -------------  -------------
 Total Return(c)                            8.33  %       10.05  %        2.08  %       14.10  %
 Ratios/Supplementary Data
  Net Assets, End of Period (in
   thousands)                           $191,219       $202,735       $212,330       $500,504
 Ratios to Average Net Assets:
  Expenses After Expense
   Limitation(b)                            0.99  %        0.99  %        0.91  %        0.90  %
  Expenses Before Expense
   Limitation(b)                            1.06  %        1.04  %         N/A            N/A
  Net Investment Income (Loss)(b)           0.67  %        0.86  %        0.99  %        0.94  %
 Average Commission Rate Per
  Share(d)                               $0.0280        $0.0256            N/A            N/A
 Portfolio Turnover Rate(f)                36.22  %       56.20  %       61.26  %       25.17  %

(a) On November 1, 1995, the Fund converted to Core and
    Gateway-Registered Trademark-. On May 16, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were designated as Investor Shares.
(b) For the years ending after October 31, 1995, includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(d) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase and sale of equity securities on which commissions are charged. For periods ending after October 31, 1995, the rate represents the average commission per share paid by the Portfolio.
(e) Annualized.
(f) Portfolio turnover represents the rate of portfolio activity. For periods ending after October 31, 1995, the rate represents the portfolio turnover rate of the Portfolio.

Report to Shareholders and are incorporated by reference into the Statement of Additional Information (the "SAI"). The unaudited financial statements of Schroder Micro Cap Fund and Schroder U.S. Smaller Companies Fund for the period ended November 30, 1997 similarly are incorporated by reference into the SAI. Neither Schroder International Bond Fund nor Schroder Emerging Markets Fund was in operation during those periods. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by writing the Funds at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.

                                                       YEAR ENDED OCTOBER 31,                     MONTH ENDED    YEAR ENDED
                                     ----------------------------------------------------------   OCTOBER 31,   SEPTEMBER 30,
                                         1993           1992           1991           1990           1989           1989
                                     -------------  -------------  -------------  -------------  -------------  -------------
Net Asset Value, Beginning of
 Period                                $   15.15      $   16.22      $   17.70      $   18.20     $    18.95     $    14.40
                                     -------------  -------------  -------------  -------------  -------------  -------------
Investment Operations:
  Net Investment Income (Loss)(b)           0.08           0.25           0.25           0.15           0.03           0.20
  Net Realized and Unrealized Gain
   (Loss) on Investments                    5.27          (1.04)         (0.25)         (0.12)         (0.78)          4.44
                                     -------------  -------------  -------------  -------------  -------------  -------------
Total from Investment Operations            5.35          (0.79)          0.00           0.03          (0.75)          4.64
                                     -------------  -------------  -------------  -------------  -------------  -------------
Distributions from
  Net Investment Income                    (0.12)         (0.23)         (0.25)         (0.16)          0.00          (0.04)
  Net Realized Gain on Investments             -          (0.05)         (1.23)         (0.37)          0.00          (0.05)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Total Distributions                        (0.12)         (0.28)         (1.48)         (0.53)          0.00          (0.09)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Net Asset Value, End of Period         $   20.38      $   15.15      $   16.22      $   17.70     $    18.20     $    18.95
                                     -------------  -------------  -------------  -------------  -------------  -------------
                                     -------------  -------------  -------------  -------------  -------------  -------------
Total Return(c)                            35.54%         (4.93%)         0.45%         (0.07%)        (4.01%)         32.2%
Ratios/Supplementary Data
  Net Assets, End of Period (in
   thousands)                           $320,550       $159,556       $108,398        $62,438        $49,740        $48,655
Ratios to Average Net Assets:
  Expenses After Expense
   Limitation(b)                            0.91  %        0.93  %        1.07  %        1.12  %        1.12   (e)        1.12 %
  Expenses Before Expense
   Limitation(b)                             N/A            N/A            N/A            N/A            N/A            N/A
  Net Investment Income (Loss)(b)           0.87  %        1.62  %        1.59  %        0.83  %        2.29   (e)        1.27 %
Average Commission Rate Per
 Share(d)                                    N/A            N/A            N/A            N/A            N/A            N/A
Portfolio Turnover Rate(f)                 56.05  %       49.42  %       50.58  %       55.91  %       21.98   (e)       72.25 %

                                      YEAR ENDED
                                     SEPTEMBER 30,
                                         1988
                                     -------------
Net Asset Value, Beginning of
 Period                               $    18.02
                                     -------------
Investment Operations:
  Net Investment Income (Loss)(b)           0.05
  Net Realized and Unrealized Gain
   (Loss) on Investments                   (2.34)
                                     -------------
Total from Investment Operations           (2.29)
                                     -------------
Distributions from
  Net Investment Income                     0.00
  Net Realized Gain on Investments         (1.33)
                                     -------------
Total Distributions                        (1.33)
                                     -------------
Net Asset Value, End of Period        $    14.40
                                     -------------
                                     -------------
Total Return(c)                            (0.12%)
Ratios/Supplementary Data
  Net Assets, End of Period (in
   thousands)                            $29,917
Ratios to Average Net Assets:
  Expenses After Expense
   Limitation(b)                            1.30  %
  Expenses Before Expense
   Limitation(b)                             N/A
  Net Investment Income (Loss)(b)           0.38  %
Average Commission Rate Per
 Share(d)                                    N/A
Portfolio Turnover Rate(f)                 86.19  %

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

                                                                                                      PERIOD ENDED
                                                                                                      OCTOBER 31,
                                                                                                        1997(A)
                                                                                                      ------------
Net Asset Value, Beginning of Period                                                                      $10.00
                                                                                                      ------------
Investment Operations:
  Net Investment Income (Loss)(b)                                                                           0.02
  Net Realized and Unrealized Gain (Loss) on Investments                                                   (0.79  )
                                                                                                      ------------
Total from Investment Operations                                                                           (0.77  )
                                                                                                      ------------
Distributions from
  Net Investment Income                                                                                    (0.01  )
                                                                                                      ------------
Net Asset Value, End of Period                                                                            $ 9.22
                                                                                                      ------------
                                                                                                      ------------
Total Return(c)                                                                                            (7.73  %)
Ratios/Supplementary Data
Net Assets, End of Period (in thousands)                                                                  $6,836
Ratios to Average Net Assets:
  Expenses After Expense Limitation(b)(d)                                                                   1.50  %
  Expenses Before Expense Limitation(b)(d)                                                                  3.93  %
  Net Investment Income (Loss) After Expense Limitation(b)(d)                                               0.21  %
Average Commission Rate Per Share(e)                                                                     $0.0389
Portfolio Turnover Rate(f)                                                                                 32.30  %

(a) The Fund commenced operations on November 4, 1996.
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Total returns would have been lower had certain expenses not been reduced during the period shown.
(d) Annualized.
(e) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities of the Portfolio on which commissions are charged.
(f) Portfolio turnover represents the rate of portfolio activity of the Portfolio.

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                                                                               9

SCHRODER U.S. EQUITY FUND

                                                      YEAR ENDED OCTOBER 31,
                                     ---------------------------------------------------------
                                         1997           1996           1995           1994
                                     -------------  -------------  -------------  ------------
 Net Asset Value, Beginning of
  Period                                   $9.76          $9.41    $      8.52    $    11.28
                                          ------         ------         ------    ------------
 Investment Operations:
  Net Investment Income (Loss)             (0.01  )        0.04           0.07          0.04
  Net Realized and Unrealized Gain
   (Loss) on Investments                    2.20           1.62           1.33         (0.27  )
                                          ------         ------         ------    ------------
 Total from Investment Operations           2.19           1.66           1.40         (0.23  )
                                          ------         ------         ------    ------------
 Distributions from
  Net Investment Income                    (0.02  )       (0.07  )       (0.05  )      (0.01  )
  Net Realized Gain on Investments         (2.11  )       (1.24  )       (0.46  )      (2.52  )
  Paid-In Capital                              -              -              -             -
 Total Distributions                       (2.13  )       (1.31  )       (0.51  )      (2.53  )
                                          ------         ------         ------    ------------
 Net Asset Value, End of Period            $9.82          $9.76    $      9.41    $     8.52
                                          ------         ------         ------    ------------
                                          ------         ------         ------    ------------
 Total Return(a)                           26.49  %       19.45  %       17.68  %      (2.01  %)
 Ratios/Supplementary Data
 Net Assets, End of Year (in
  thousands)                             $13,861        $17,187         19,688        18,483
 Ratios to Average Net Assets:
  Expenses After Expense Limitation         1.50  %        1.40  %        1.40  %       1.31  %
  Expenses Before Expense
   Limitation                               1.68  %        1.43  %         N/A           N/A
  Net Investment Income (Loss)
   After Expense Limitation                (0.09  %)        0.43  %        0.78  %       0.41  %
 Average Commission Rate Per
  Share(b)                               $0.0563        $0.0599            N/A           N/A
 Portfolio Turnover Rate                   44.28  %       56.80  %       57.21  %      27.43  %

(a) Total return would have been lower had certain expenses not been reduced during the periods shown.
(b) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission per share paid to brokers on the purchase and sale of portfolio securities.

                                                                    YEAR ENDED OCTOBER 31,
                                     -------------------------------------------------------------------------------------
                                         1993          1992          1991           1990           1989           1988
                                     ------------  ------------  -------------  -------------  -------------  ------------
Net Asset Value, Beginning of
 Period                               $   10.51     $    9.56      $    7.05      $    8.35      $    7.49     $   10.15
                                     ------------  ------------       ------         ------         ------    ------------
Investment Operations:
  Net Investment Income (Loss)             0.05          0.02           0.09           0.11           0.17          0.18
  Net Realized and Unrealized Gain
   (Loss) on Investments                   1.86          1.61           2.57          (0.77)          1.30          0.28
                                     ------------  ------------       ------         ------         ------    ------------
Total from Investment Operations           1.91          1.63           2.66          (0.66)          1.47          0.46
                                     ------------  ------------       ------         ------         ------    ------------
Distributions from
  Net Investment Income                   (0.04)        (0.04)         (0.11)         (0.11)         (0.15)        (0.18)
  Net Realized Gain on Investments        (1.10)        (0.58)             -          (0.53)         (0.46)        (2.94)
  Paid-In Capital                             -         (0.06)         (0.04)             -              -             -
Total Distributions                       (1.14)        (0.68)         (0.15)         (0.64)         (0.61)        (3.12)
                                     ------------  ------------       ------         ------         ------    ------------
Net Asset Value, End of Period        $   11.28     $   10.51      $    9.56      $    7.05      $    8.35     $    7.49
                                     ------------  ------------       ------         ------         ------    ------------
                                     ------------  ------------       ------         ------         ------    ------------
Total Return(a)                           19.49%        17.74%         38.16%         (8.78%)        21.05%         7.74%
Ratios/Supplementary Data
Net Assets, End of Year (in
 thousands)                              21,865        19,882         20,234         18,290         23,838        25,569
Ratios to Average Net Assets:
  Expenses After Expense Limitation        1.18  %       1.40  %        1.39  %        1.34  %        1.49  %       1.60  %
  Expenses Before Expense
   Limitation                               N/A           N/A            N/A            N/A            N/A           N/A
  Net Investment Income (Loss)
   After Expense Limitation                0.51  %       0.42  %        1.30  %        1.59  %        1.99  %       1.89  %
Average Commission Rate Per
 Share(b)                                   N/A           N/A            N/A            N/A            N/A           N/A
Portfolio Turnover Rate                   57.78  %      31.33  %       29.98  %       28.31  %       40.35  %      18.42  %

SCHRODER U.S. SMALLER COMPANIES FUND

                                                        FOR THE
                                                      PERIOD ENDED              FOR THE YEAR ENDED OCTOBER 31,
                                                        MAY 31,     ------------------------------------------------------
                                                          1997       1996(A)(B)       1995          1994        1993(B)
                                          FOR THE     ------------  ------------  ------------  ------------  ------------
                                       PERIOD ENDED
                                       NOVEMBER 30,
                                           1997
                                       -------------
                                        (UNAUDITED)
Net Asset Value, Beginning of Period        $13.26        $17.23        $15.14    $    11.81    $    10.99    $    10.00
                                       -------------  ------------  ------------  ------------  ------------  ------------
Investment Operations:
  Net Investment Income (Loss)(c)            (0.04  )      (0.02  )      (0.06  )      (0.04  )      (0.07  )      (0.02  )
  Net Realized and Unrealized Gain
   (Loss) on Investments                      1.96          1.88          4.10          3.78          0.97          1.01
                                       -------------  ------------  ------------  ------------  ------------  ------------
Total from Investment Operations              1.92          1.86          4.04          3.74          0.90          0.99
                                       -------------  ------------  ------------  ------------  ------------  ------------
Distributions from
  Net Realized Gain on Investments               -         (5.83  )      (1.95  )      (0.41  )      (0.08  )          -
                                       -------------  ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of Period              $15.18        $13.26        $17.23    $    15.14    $    11.81    $    10.99
                                       -------------  ------------  ------------  ------------  ------------  ------------
                                       -------------  ------------  ------------  ------------  ------------  ------------
Total Return(d)                              14.48  %      14.73  %      29.35  %      32.84  %       8.26  %       9.90  %
Ratios/Supplementary Data
  Net Assets, End of Period (in
   thousands)                              $39,378       $26,104       $13,743       $15,287       $13,324       $12,489
Ratios to Average Net Assets:
  Expenses After Expense
   Limitation(c)(e)                           1.43  %       1.49  %       1.49  %       1.49  %       1.45  %       2.03  %
  Expenses Before Expense
   Limitation(c)(e)                           1.43  %       1.87  %        N/A           N/A           N/A           N/A
  Net Investment Income (Loss) After
   Expense Limitation(c)(e)                  (0.54  %)      (0.42  %)      (0.35  %)      (0.30  %)      (0.58  %)      (0.99  %)
Average Commission Rate Per Share(f)       $0.0588       $0.0584       $0.0583           N/A           N/A           N/A
Portfolio Turnover Rate(g)                   28.71  %      34.45  %      58.50  %      92.68  %      70.82  %      12.58  %

(a) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were designated as Investor Shares.
(b) The Fund commenced operations on August 6, 1993 and converted to Core and Gateway on August 15, 1996.
(c) For the periods ended November 30, 1997, May 31, 1997 and October 31, 1996, includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) For the periods ended November 30, 1997 and May 31, 1997, the total returns would have been lower had certain expenses not been reduced.
(e) Annualized.
(f) For the fiscal year beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid by the Portfolio to brokers on the purchase and sale of equity securities on which commissions are charged. For the periods after October 31, 1996, the rate represents the average commission per share paid by the Portfolio.
(g) Portfolio turnover represents the rate of portfolio activity. For the periods ending after October 31, 1996, the rate represents the portfolio turnover rate of the Portfolio.

SCHRODER MICRO CAP FUND

                                                                                                     PERIOD ENDED
                                                                                                     NOVEMBER 30,
                                                                                                        1997(A)
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Net Asset Value, Beginning of Period
Investment Operations:                                                                                    $10.00
                                                                                                     -------------
  Net Investment Income (Loss)                                                                              0.01
  Net Realized and Unrealized Gain (Loss) on Investments                                                    0.36
                                                                                                     -------------
Total from Investment Operations                                                                            0.37
                                                                                                     -------------
Net Asset Value Value, End of Period                                                                      $10.37
                                                                                                     -------------
                                                                                                     -------------
Total Return(b)                                                                                             3.70  %
Ratios/Supplementary Data
Net Assets, End of Period (in thousands)                                                                  $2,471
Ratios to Average Net Assets:
  Expenses After Expense Limitation(c)                                                                      2.00  %
  Expenses Before Expense Limitation(c)                                                                    11.42  %
  Net Investment Income (Loss) After Expense Limitation(c)                                                  0.07  %
Average Commission Rate Per Share(d)                                                                     $0.0595
Portfolio Turnover Rate                                                                                    32.64  %

(a) The Fund commenced operations on October 15, 1997.
(b) Total returns would have been lower had certain expenses not been reduced during the period shown.
(c) Annualized.
(d) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities on which commissions are charged.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a different investment objective that it pursues through the investment policies described below.

Because of the differences in objectives and policies among the Funds, the Funds will achieve different investment returns and will be subject to varying degrees of market and financial risk. There is no assurance that any Fund will achieve its objective. None of the Funds is intended to be a complete investment program.

EACH FUND (OTHER THAN THE U.S. EQUITY FUND AND THE MICRO CAP FUND) CURRENTLY INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN A MANAGED PORTFOLIO OF SCHRODER CAPITAL FUNDS OR SCHRODER CAPITAL FUNDS II. EACH SUCH PORTFOLIO IS REFERRED TO IN THIS PROSPECTUS AS A "PORTFOLIO." IN REVIEWING THE DESCRIPTION OF A FUND'S INVESTMENT OBJECTIVE AND POLICIES BELOW, INVESTORS SHOULD ASSUME THAT THE INVESTMENT OBJECTIVE AND POLICIES OF THE CORRESPONDING PORTFOLIO ARE THE SAME IN ALL MATERIAL RESPECTS AS THOSE OF THE FUND. SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("SCMI") IS THE INVESTMENT ADVISER TO EACH FUND AND TO EACH PORTFOLIO.

A Fund's investment objective may not be changed without shareholder approval. The investment policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of Schroder Capital Funds (Delaware) (the "Trust") without a vote of the shareholders. All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment except that the policies stated with regard to borrowing and liquidity will be observed at all times.

SCHRODER INTERNATIONAL FUND

SCHRODER INTERNATIONAL FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT IN SECURITIES MARKETS OUTSIDE THE UNITED STATES. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing. They may also include American Depositary Receipts, European Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Fund may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities.

The Fund normally will invest at least 65% of its assets in equity securities of companies domiciled outside the United States and will invest in securities of issuers domiciled in at least three countries other than the United States. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. When the Fund has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a fund investing in a geographically more diversified portfolio. The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market capitalization-weighted index of companies in developed market countries in Europe, Australia and the Far East. Other countries in which the Fund may invest may be considered "emerging markets" and involve special risks. See "Other Investment Practices and Risk Considerations - Foreign Securities."

The Fund may invest in debt securities, including, for example, securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development, and debt securities of foreign corporations or financial institutions. The Fund may invest up to 5% of its net assets in lower-quality, high yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations - Debt Securities."

SCHRODER EMERGING MARKETS FUND

SCHRODER EMERGING MARKETS FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION. The Fund invests primarily in equity securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. The Fund will normally invest in at least three countries other than the United States.

An "emerging market" country is any country not included at the time of investment in the Morgan Stanley Capital International World Index of major world economies. Those economies currently include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States of America. SCMI may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country; any such country would then constitute an emerging market country for purposes of investment by the Fund.

The Fund normally invests at least 65% of its assets in equity securities of issuers determined by SCMI to be emerging market issuers. Equity securities include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing (although such rights and warrants will not be taken into account in determining compliance with the 65% requirement described in the preceding sentence.) They may also include American Depositary Receipts, European Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Fund may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities. The Fund is a non-diversified mutual fund. See "Non-Diversification and Geographic Concentration."

The remainder of the Fund's assets may be invested in securities of issuers located anywhere in the world. The Fund may invest up to 35% of its assets in debt securities, including lower-quality, high-yielding debt securities, which entail certain risks. The Fund would invest in debt securities principally in an effort to realize capital appreciation due, for example, to a favorable change in currency exchange or control rates, or in the creditworthiness of their issuers. The Fund may invest up to 5% of its assets in sovereign debt securities that are in default. See "Other Investment Practices and Risk Considerations - Debt Securities."

An issuer of a security will be considered to be an emerging market issuer if SCMI determines that: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) at least 50% of its assets are situated in emerging market countries. The Fund may consider investment companies to be located in the country or countries in which SCMI determines they focus their investments.

There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. When the Fund has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a Fund investing in a geographically more diversified portfolio. The Fund will normally invest in issuers domiciled in at least three different emerging market countries.

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT IN SECURITIES MARKETS OUTSIDE THE UNITED STATES. The Fund normally invests at least 65% of its assets in equity securities of companies domiciled outside the United States that have market capitalizations of $1.5 billion or less at the time of investment. In selecting investments for the Fund, SCMI considers a number of factors, including, for example, the company's potential for long-term growth, the company's financial condition, its sensitivity to cyclical factors, the relative value of the company's securities (to those of other companies and to the market as a whole), and the extent to which the company's management owns equity in the company.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing. They may also include American Depositary Receipts, European Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Fund may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities.

The Fund will invest in securities of issuers domiciled in at least three countries other than the United States, although there is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. When the Fund has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a fund investing in a geographically more diversified portfolio. Other countries in which the Fund may invest may be considered "emerging markets" and involve special risks. See "Other Investment Practices and Risk Considerations - Foreign Securities."

Smaller companies may present greater opportunities for investment return than do larger companies, but also involve greater risks. Smaller companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies. See "Other Investment Practices and Risk Considerations - Investments in Smaller Companies."

The Fund may invest in debt securities, including, for example, securities of foreign governments, international organizations, and foreign corporations and U.S. government securities. The Fund may invest up to 5% of its total assets in lower-quality, high yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations - Debt Securities."

SCHRODER INTERNATIONAL BOND FUND

SCHRODER INTERNATIONAL BOND FUND'S INVESTMENT OBJECTIVE IS TO SEEK A HIGH RATE OF TOTAL RETURN. The Fund normally invests substantially all of its assets in debt securities and debt-related investments of issuers domiciled outside the United States.

"Total return" consists of current income, including interest payments and discount accruals, plus any increases in the values of the Fund's investments (less any decreases in the values of any of its investments and amortizations of premiums). SCMI considers expected changes in foreign currency exchange rates in determining the anticipated returns on securities denominated in foreign currencies.

The Fund may invest in debt securities of foreign governments (including provinces or municipalities) and their agencies and instrumentalities, debt securities of supranational organizations, and debt securities of private issuers. These bonds may pay interest at fixed, variable, or floating rates. Certain securities in which the Fund invests may be convertible into common or preferred stock, or they may be traded together with warrants for the purchase of common stock. The rate of return on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. The Fund may invest up to 10% of its net assets in lower quality, high-yielding debt securities. See "Other Investment Practices and Risk Considerations - Debt Securities." The Fund is a non-diversified mutual fund. See "Non-Diversification and Geographic Concentration."

The Fund normally invests in securities of issuers in at least five countries other than the United States, although there is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. When the Fund has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a fund investing in a geographically more diversified portfolio. At times, the Fund may invest a substantial portion of its assets in securities of issuers in emerging market countries, which involves special risks. See "Other Investment Practices and Risk Considerations - Foreign Securities."

Generally, the Fund's average maturity will be shorter when SCMI expects interest rates in markets where the Fund has invested to rise, and longer when SCMI expects interest rates in those markets to fall. SCMI may use various techniques to increase the interest-rate sensitivity of the Fund's portfolio, including transactions in futures and options on futures, interest-rate swaps, caps, floors, and short sales of securities.

SCMI believes that active currency management, through the use of any of the foreign currency exchange transactions described below, can enhance portfolio returns through opportunities arising from interest-rate differentials between securities denominated in different currencies or changes in value between currencies. SCMI also believes that active currency management can be employed as an overall portfolio risk management tool. Foreign currency management can also provide increased overall portfolio risk diversification. See "Other Investment Practices and Risk Considerations - Foreign Currency Exchange Transactions." The Fund may also borrow money to invest in additional securities. Use of leverage involves special risks. See "Other Investment Practices and Risk Considerations - Leverage."

SCHRODER U.S. EQUITY FUND

SCHRODER U.S. EQUITY FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL. The Fund normally invests substantially all of its assets in equity securities of companies in the United States. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing.

The Fund does not limit its investments to any particular type of company, although the Fund will not normally invest in securities of small capitalization companies (companies with market capitalizations of $1.5 billion or less). The Fund may invest in companies, large or small, that SCMI believes offer the potential for capital growth. They may, for example, include companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth; the Fund may also invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by SCMI.

SCHRODER U.S. SMALLER COMPANIES FUND

SCHRODER U.S. SMALLER COMPANIES FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. The Fund invests at least 65% of its assets in equity securities of U.S.-domiciled companies that have at the time of purchase market capitalizations of $1.5 billion or less. In selecting investments for the Fund, SCMI seeks to identify securities of companies with strong management that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing.

The Fund may also invest in equity securities of larger companies and in debt securities, if SCMI believes such investments are consistent with the Fund's investment objective. In addition, the Fund may invest up to 5% of its assets in lower-quality, high yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations - Debt Securities."

Smaller companies may present greater opportunities for investment return than do larger companies, but also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Other Investment Practices and Risk Considerations - Investments in Smaller Companies." The Fund intends to invest no more than 25% of its total assets in securities of small companies that, together with their predecessors, have been in operation for less than three years.

SCHRODER MICRO CAP FUND

SCHRODER MICRO CAP FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION. It seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of U.S.-domiciled micro cap companies. A micro cap company is a company with, at the time of initial purchase, a market capitalization in the bottom one third of companies in the Russell 2000 Growth Index (measured by capitalization); in addition, any company with a market capitalization of $300 million or less will be considered a micro cap company.

In the future, the Fund may seek to achieve its investment objective by investing all or a portion of its assets in one or more registered investment companies having substantially the same investment objective and similar investment policies as the Fund (in accordance with the provisions of the 1940 Act, as amended, or any order, rule or regulation thereunder).

SCMI seeks to identify securities of companies that it believes offer the potential for long-term capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, companies that have gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in securities of small, unseasoned companies, as well as securities of more established companies. Up to 35% of the Fund's assets may comprise other investments, including equity securities of larger capitalization companies, if SCMI believes that they could help the Fund attain its objective.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, or rights or warrants to purchase any of the foregoing. The Fund may also invest to a limited degree in non-convertible debt securities when SCMI believes that such investments are warranted to achieve the Fund's investment objective.

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The Funds may engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices (some of which may be considered "derivative" investments).

FOREIGN SECURITIES. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including, without limitation, the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity is unable or unwilling to meet its obligations on the securities in accordance with their terms, a Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. Except as otherwise provided in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

In determining whether to invest in debt securities of foreign issuers, SCMI considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. See "How to Sell Shares - Dividends, Distributions and Taxes."

Certain Funds may invest in securities of issuers in emerging market countries with respect to some or all of their assets. The securities' prices and relative currency values of emerging market investments are subject to greater volatility than those of issuers in many more developed countries. Investments in emerging market countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Funds may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Funds may also invest a substantial portion of their assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Funds to the credit risk of their counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect these countries' economies and securities markets.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. A Fund may engage in foreign currency exchanges transactions to protect against uncertainty in the level of future exchange rates. Although the strategy of engaging in foreign currency exchange transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency.

In particular, a Fund may enter into foreign currency exchange transactions to protect against a change in exchange ratios that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipation hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging"). The International Bond Fund may also enter into forward contracts to adjust the Fund's exposure to various foreign currencies, either pending anticipated investments in securities denominated in those currencies or as a hedge against anticipated market changes.

SCMI may seek to enhance a Fund's investment return through active currency management. SCMI may buy or sell foreign currencies for a Fund, on a spot or forward basis, in an attempt to profit from inefficiencies in the pricing of various currencies or of debt securities denominated in those currencies.

When investing in foreign securities, a Fund usually effects currency exchange transactions on a "spot" (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. A Fund incurs foreign exchange expenses in converting assets from one currency to another. In addition, the International Bond Fund may, to a limited extent purchase forward contracts to increase exposure in foreign currencies that are expected to appreciate and thereby increase total return.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a forward contract. Currently, only a limited market, if any, exists for exchange transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit a Fund's ability to hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict accurately changes in relative currency values, the direction of stock prices or interest rates and other economic factors.

From time to time, a Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). From time to time, a Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which SCMI believes correlates to the value of the first currency. Cross hedging and proxy hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

INVESTMENTS IN SMALLER COMPANIES. Certain Funds may invest all or a substantial portion of their assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when SCMI would otherwise have sold the securities. It is possible that SCMI or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Fund.

LEVERAGE. The International Bond Fund may borrow money by engaging in reverse repurchase agreements to invest in additional securities. "Reverse" repurchase agreements generally involve the sale by the Fund of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Certain other Funds may engage in forward commitments, described below and in the SAI, which may have the same economic effect as if the Funds had borrowed money.

The use of borrowed money, known as "leverage," increases the International Bond Fund's market exposure and risk and may result in losses. When the Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Fund will not always borrow money for investment, and the extent to which the Fund will borrow money and the amount it may borrow, depends on market conditions and interest rates. Successful use of leverage depends on SCMI's ability to predict market movements correctly. The amount of leverage that can exist at any one time will not exceed one-third of the value of the Fund's total assets (including the amount borrowed). A Fund may be required to segregate certain assets against its obligations under reverse repurchase agreements entered into by it.

DEBT SECURITIES. All of the Funds may invest in debt securities. A Fund may invest in debt securities either to earn investment income or to benefit from changes in the market values of such securities. Debt securities are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).

Each Fund also may invest in lower-quality, high-yielding debt securities rated below investment grade and in unrated debt securities determined by SCMI to be of comparable quality. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which a Fund may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in Appendix A to this Prospectus.

In addition, lower-rated securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal may also affect the value of these investments. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

Each Fund may at times invest in so-called "zero coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. From time to time, a Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only recently and, therefore, do not have a long payment history.

A Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although SCMI will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

OPTIONS AND FUTURES TRANSACTIONS. Each Fund may engage in a variety of transactions involving the use of options and futures contracts. A Fund may engage in such transactions for hedging purposes or, to the extent permitted by applicable law, to increase its current return.

A Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. A Fund may also buy and sell put and call options on such securities for hedging purposes. When a Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, a Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may buy and sell index futures contracts. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Fund enters into and terminates an index future transaction, the Fund may realize a gain or loss. A Fund may also purchase warrants, issued by banks or other financial institutions, whose values are based on the values from time to time of one or more securities indices.

A Fund may buy and sell futures contracts on U.S. Government securities or other debt securities. A futures contract on a debt security is a contract to buy or sell a certain amount of the debt security at an agreed price on a specified future date. Depending on the change in the value of the security when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss.

A Fund may purchase and sell options on futures contracts or on securities indices in addition to or as an alternative to purchasing and selling futures contracts.

A Fund may also purchase and sell put and call options on foreign currencies, futures contracts on foreign currencies, and options on foreign currency futures contracts as an alternative, or in addition to, the foreign currency exchange transactions described above. Such transactions are similar to options and futures contracts on securities, except that they typically contemplate that one party to a transaction will deliver one foreign currency to the other in return for another currency (which may or may not be the U.S. dollar).

    RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS. Options and futures transactions involve costs and may result in losses. The use of options and futures involves certain special risks, including the risks that a Fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that SCMI may not forecast market movements correctly.

The effective use of options and futures strategies is dependent on, among other things, a Fund's ability to terminate options and futures positions at times when SCMI deems it desirable to do so. Although a Fund will enter into an option or futures contract position only if SCMI believes that a liquid secondary market exists for that option or futures contract, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

Each Fund generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of SCMI, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities, index, or currency, or in the prices of the securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of SCMI to forecast market movements correctly.

Because the markets for certain options and futures contracts in which a Fund will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such investments may be limited. A Fund's ability to engage in hedging transactions may be limited by certain regulatory and tax considerations. A Fund's hedging transactions may affect the character or amount of its distributions. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997.

For more information about any of the options or futures portfolio transactions described above, see the SAI.

SWAP AGREEMENTS. The International Bond Fund may enter into interest-rate, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a typical "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E. the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). Commonly used swap agreements include interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest-ratecollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate.

The use of swap agreements is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If SCMI is incorrect in its forecast of market values, interest rates, exchange rates or other factors, the Fund's investment performance would be less favorable than if the Fund had not used such agreements.

SHORT SALES. The Micro Cap Fund may engage in "short sales", which are transactions in which the Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the purchaser. The Fund is then obligated to replace the borrowed security through a purchase of it at the market price at the time of replacement. The price at that time may be more or less than the price at which the security was sold by the Fund. The Fund incurs a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the security declines in price between those dates. The result is the opposite of what one would expect from a cash purchase of a long position in a security.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium or specified amounts in lieu of interest. The amount of any gain is decreased, and the amount of any loss is increased, by any premium or amounts in lieu of interest the Fund is required to pay. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. No securities will be sold short, however, if thereafter the total market value of all securities sold short would exceed 25% of the value of the Fund's assets.

In addition, the Fund may make short sales "against-the-box", which means that the Fund sells short a security that it already owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It is anticipated that the Fund will make short sales against-the-box to protect the value of its net assets. Further information regarding limits of short sales is contained in the SAI.

NON-DIVERSIFICATION AND GEOGRAPHIC CONCENTRATION. Emerging Markets Fund and the International Bond Fund are "non-diversified" mutual fund, and each Fund may invest its assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, an investment company, including a non-diversified investment company, generally may not invest more than 25% of its total assets in obligations of any one issuer other than U.S. Government obligations and, with respect to 50% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations). Thus, each Fund may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to a Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations.

Any of the Funds may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations as discussed above. As a result of investing substantially in one country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. Each Fund may lend portfolio securities to brokers, dealers and financial institutions meeting specified credit conditions, and may enter into repurchase agreements without limit such activities may create taxable income in excess of the cash they generate. The percentage limitation on the amount of a Fund's total assets that may be loaned in accordance with the approved procedures is as follows:
SCHRODER INTERNATIONAL FUND - 10%; SCHRODER INTERNATIONAL SMALLER COMPANIES FUND, SCHRODER INTERNATIONAL BOND FUND, SCHRODER U.S. EQUITY FUND, SCHRODER U.S. SMALLER COMPANIES and SCHRODER MICRO CAP FUND - 25%; and SCHRODER EMERGING MARKETS FUND - 33 1/3%. These transactions must be fully collateralized at all times but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering its assets or realizing on the collateral. Each Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by SCMI or its affiliates or by unaffiliated parties. A Fund may invest in the shares of other investment companies that invest in securities in which the Fund is permitted to invest, subject to the limits and conditions required under the Investment Company Act of 1940, as amended, (the "1940 Act") or any orders, rules or regulations thereunder. When investing through investment companies, a Fund may pay a premium above such investment companies' net asset value per share. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Fund would continue to pay its own fees and expenses.

LIQUIDITY. A Fund will not invest more than 15% (10%, in the case of the International Fund and the U.S. Equity Fund) of its net assets in securities determined by SCMI to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by SCMI to be liquid for purposes of compliance with the limitation on a Fund's investment in illiquid securities. There can, however, be no assurance that a Fund will be able to sell such securities at any time when SCMI deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.

ALTERNATIVE INVESTMENTS. At times, SCMI may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SCMI may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, a Fund may invest without limit in U.S. government obligations and other high-quality debt instruments and any other investment SCMI considers to be consistent with such defensive strategies, and may hold any portion of its assets in cash.

PORTFOLIO TURNOVER

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such securities sales may result in realization of taxable capital gains.

HOW TO BUY SHARES

Investors may purchase Investor Shares of each Fund directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Shareholder Services, LLC, the Trust's transfer agent (the "Transfer Agent"). Investments also may be made through broker-dealers and other financial institutions ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares. Investors wishing to purchase Shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions. A Service Organization is responsible for forwarding all necessary documentation to the Trust, and may charge for its services.

Each Fund's Investor Shares are offered at the net asset value next-determined after receipt of your completed account application (at the address set forth below) and your purchase request in good order. The minimum initial investment and the minimum subsequent investment for each Fund is set forth in the table below. A Service Organization may impose higher minimums on your initial or subsequent investment. The Trust is authorized to reject any purchase order.

                                                                        INITIAL    SUBSEQUENT
FUND                                                                  INVESTMENT   INVESTMENT
--------------------------------------------------------------------  -----------  -----------
Schroder International Fund                                           $    10,000   $   2,500
Schroder Emerging Markets Fund                                        $    10,000   $   2,500
Schroder International Smaller Companies Fund                         $    10,000   $   2,500
Schroder International Bond Fund                                      $    10,000   $   2,500
Schroder U.S. Equity Fund                                             $    10,000   $   2,500
Schroder U.S. Smaller Companies Fund                                  $    10,000   $   2,500
Schroder Micro Cap Fund                                               $    10,000   $   2,500

Purchases may be made by mailing a check (in U.S. dollars), payable to the Fund to:

               [Name of Fund] - Investor Shares
               P.O. Box 446
               Portland, Maine 04112

For initial purchases, the check must be accompanied by a completed account application in proper form. Further documentation, such as corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

You may make subsequent purchases by mailing a check, by sending a bank wire, or through your Service Organization, as indicated. All payments should clearly indicate the shareholder's name and account number.

Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

               The Chase Manhattan Bank
               New York, NY
               ABA No.: 021000021
               For Credit To: Forum Shareholder Services, LLC
               Account. No.: 910-2-718187
               Ref.: [Name of the Fund] - Investor Shares
               Account of: (shareholder name)
               Account No.: (shareholder account number)

The wire order must specify the name of the Fund, the shares' class (I.E., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and a completed account application must be mailed to the Fund before any transaction will be effected. Wire orders received prior to the close of the New York Stock Exchange on a day when the New York Stock Exchange is open for trading are processed at the net asset value determined as of that day. Wire orders received after the close of the New York Stock Exchange are processed at the net asset value next determined.

The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions are automatically reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent are reinvested, and the checks are canceled.

DISTRIBUTOR

Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019, serves as Distributor of the Funds' shares. Schroder Advisors was organized in 1989 as a registered broker-dealer to serve as an administrator and distributor of each Fund and other mutual funds.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

Investor Shares are offered in connection with tax-deferred retirement plans, including traditional and Roth IRAs. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in a Fund through one of these plans, investors should consult their tax advisors.

The Funds may be used as an investment vehicle for an IRA including a SEP-IRA. An IRA naming Bank-Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA and the minimum subsequent investment for each Fund is set forth in the table below. Generally, contributions and investment earnings in a traditional IRA grow tax-deferred until withdrawn. In contrast, contributions to a Roth IRA are not tax-deductible, but investment earnings generally grow tax-free. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or qualified plan. Consult your tax advisor.

                                                                         INITIAL     SUBSEQUENT
FUND                                                                   INVESTMENT    INVESTMENT
---------------------------------------------------------------------  -----------  -------------
Schroder International Fund                                             $   2,000     $     250
Schroder Emerging Markets Fund                                          $   2,000     $     250
Schroder International Smaller Companies Fund                           $   2,000     $     250
Schroder International Bond Fund                                        $   2,000     $     250
Schroder U.S. Equity Fund                                               $   2,000     $     250
Schroder U.S. Smaller Companies Fund                                    $   2,000     $     250
Schroder Micro Cap Fund                                                 $   2,000     $     250

EXCHANGES

You may exchange a Fund's Investor Shares for Investor Shares of any fund offered by the Schroder family of funds so long as your investment meets the initial investment minimum of the fund being purchased, and you maintain the respective minimum account balance in each fund in which you own shares. Exchanges between funds are made at net asset value.

For federal income tax purposes, an exchange is considered to be a sale of shares on which you may realize a capital gain or loss. If you hold Investor Shares directly, you may make an exchange by calling the Transfer Agent at 1-800-344-8332 (see "How to Sell Shares - By Telephone") or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. If you hold Investor Shares through a Service Organization, you must make an exchange through the Service Organization. Exchange privileges may be exercised only in those states where shares of the other funds of the Schroder family of funds may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

STATEMENT OF INTENTION

Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest the minimum initial investment or more in Investor Shares of a Fund within a period of 13 months.

Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

The Trust reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum initial investment amount.

HOW TO SELL SHARES

You can sell your Investor Shares in a Fund to that Fund any day the New York Stock Exchange is open, either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the shares through that Service Organization. The Trust will only redeem shares for which it has received payment.

Investor Shares are redeemed at their net asset value next determined after receipt by the Fund (see the address set forth under "How to Buy Shares") of a redemption request in proper form. Redemption requests that are received in good order prior to the close of the Exchange on a day on which the Exchange is open are processed at the net asset value determined as of that day. Redemption requests that are received after the close of the Exchange are processed at the net asset value next determined.

TELEPHONE REQUESTS

Redemption requests may be made by a shareholder of record by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the account application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but either or both may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

WRITTEN REQUESTS

Redemptions may be made by a shareholder of record by letter to a Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling 1-800-290-9826.

If Investor Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request, and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Trust suggests that certificates be sent by registered mail.

ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds normally are mailed within seven days. No redemption proceeds are mailed until checks in payment for the purchase of Investor Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption is sent to the shareholder's address of record.

A Fund may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

If the Board of Trustees determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may redeem Investor Shares in whole or in part by a distribution in kind of portfolio securities in lieu of cash. The Fund will, however, redeem Investor Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Investor Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.

The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than the required minimum and will be allowed at least 30 days to make an additional investment to increase the account balance to at least the required minimum amount.

The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

EACH FUND CALCULATES THE NET ASSET VALUE OF ITS INVESTOR SHARES BY DIVIDING THE TOTAL VALUE OF ITS ASSETS ATTRIBUTABLE TO ITS INVESTOR SHARES, LESS ITS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, BY THE NUMBER OF ITS INVESTOR SHARES OUTSTANDING. Shares are valued as of the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values determined in accordance with procedures approved by the Board of Trustees. The net asset value of a Fund's Investor Shares will generally differ from that of its other class of shares due to the variance in daily net income realized by and dividends paid on each class of shares, and differences in the expenses of the different classes. All assets and liabilities of a Fund denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS: (1) reinvest all distributions in additional Investor Shares of your Fund; (2) receive distributions from net investment income in cash while reinvesting capital-gain distributions in additional Investor Shares of your Fund; (3) receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital-gain distributions in cash; or (4) receive all distributions in cash. You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes to shareholders. A Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.

All Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gain will be taxed as such, regardless of how long you have held the shares. Long-term capital gains will be subject to a maximum rate of 28% or 20%, depending upon the holding period of the portfolio investment generating the gains. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year the Trust will notify you of the amount and tax status of distributions paid to you by each Fund for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor to determine the precise effect of an investment in a Fund on your particular tax situation.

CERTAIN INFORMATION REGARDING FOREIGN TAXES. Foreign governments may impose taxes on the Funds and the Portfolios and their investments, which generally would reduce the income of the Fund or Portfolio. However, an offsetting tax credit or deduction may be available to you.

Each Fund that is eligible to do so intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of qualified foreign income taxes paid by the Portfolio in which that Fund invests its assets. If the Fund does make such an election, its shareholders would include as gross income in their federal income tax returns both: (1) distributions received from the Fund; and (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations, (including, with respect to a foreign tax credit, a holding period requirement) to take a foreign tax credit against their federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

THE PORTFOLIOS

The Portfolios are not required to pay federal income tax because they are classified as partnerships for federal income tax purposes. All interest, dividends, gain and losses of the Portfolios will be deemed to have been "passed through" to the Funds in proportion to the Funds' holdings in the Portfolios regardless of whether such interest, dividends or gain have been distributed by the Portfolios.

Each Portfolio intends to conduct its operations so as to enable each Fund, if each invests all of its assets in a Portfolio, to qualify as a regulated investment company.

MANAGEMENT OF THE TRUST

The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. The business and affairs of each Portfolio are managed under the direction of the Board of Trustees of Schroder Capital Funds or of Schroder Capital Funds II. Information regarding the trustees and executive officers of the Trust, as well as the Trustees and executive officers of Schroder Capital Funds and Schroder Capital Funds II, may be found in the SAI.

Schroder Capital Management International Inc. ("SCMI") is the investment adviser to each of the Funds. SCMI is a wholly owned U.S. subsidiary of Schroders U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management and securities businesses. Affiliates of Schroders U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. SCMI and its United Kingdom affiliate, Schroder Capital Management International, Ltd., have served as investment managers for approximately $28 billion in the aggregate as of September 30, 1997. Schroders U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in international merchant banking and investment management businesses, and as of September 30, 1997, had under management assets of over $175 billion. Schroder Fund Advisors Inc. ("Schroder Advisors") is a wholly owned subsidiary of SCMI.

SCMI also serves as investment adviser to each of the Portfolios of Schroder Capital Funds and Schroder Capital Funds II. Each of those Portfolios pays advisory fees to SCMI monthly at the following annual rates (based on the assets of each Portfolio taken separately): INTERNATIONAL EQUITY FUND - 0.45% of the Portfolio's average daily net assets; SCHRODER INTERNATIONAL BOND PORTFOLIO - 0.50% of the Portfolio's average daily net assets; SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO - 0.85% of the Portfolio's average daily net assets; SCHRODER EM CORE PORTFOLIO - 1.00% of the Portfolio's average daily net assets; and

SCHRODER U.S. SMALLER COMPANIES PORTFOLIO - 0.60% of the Portfolio's average daily net assets. Each Fund, due to its investment in a Portfolio, bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

Each Fund (except Schroder U.S. Equity Fund and Schroder Micro Cap Fund) has entered into an investment advisory agreement with SCMI pursuant to which SCMI would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in a Portfolio. SCMI will not receive any fees under that agreement so long as a Fund continues to invest substantially all of its assets in a Portfolio (or another investment company). For further information on these dormant investment advisory agreements, see the SAI.

SCHRODER U.S. EQUITY FUND pays advisory fees to SCMI monthly at the annual rates of 0.75% of the first $100 million of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100 million. Schroder Micro Cap Fund pays advisory fees monthly to SCMI at the annual rate of 1.25% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES. The Trust, on behalf of each Fund (other than the U.S. Equity Fund), has entered into an administration agreement with Schroder Advisors, pursuant to which Schroder Advisors provides certain management and administrative services to those Funds. The Trust, on behalf of each Fund has entered into subadministration agreements with Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 ("FAdS"), pursuant to which FAdS provides certain management and administrative services necessary for the Funds' operations. The Trust pays fees to Schroder Advisors and to FAdS monthly at the following annual rates: SCHRODER INTERNATIONAL FUND - 0.15% and 0.05%, respectively, of the Fund's average daily net assets; SCHRODER EMERGING MARKETS FUND - 0.15% and 0.075%, respectively, of the Fund's average daily net assets; SCHRODER INTERNATIONAL SMALLER COMPANIES FUND - 0.10% and 0.075%, respectively, of the Fund's average daily net assets; SCHRODER INTERNATIONAL BOND FUND - 0.10% and 0.075%, respectively, of the Fund's average daily net assets; SCHRODER U.S. SMALLER COMPANIES FUND - 0.25% and 0.075%, respectively, of the Fund's average daily net assets; and SCHRODER MICRO CAP FUND - 0.25% and 0.10%, respectively, of the Fund's average daily net assets. Each of the Emerging Markets Fund, the International Smaller Companies Fund and Micro Cap Fund also is subject to a $25,000 minimum annual fee plus a $12,000 charge per class under the subadministration agreement.

Schroder Advisors and FAdS also serve as administrator and subadministrator, respectively, to each of the Portfolios of Schroder Capital Funds and Schroder Capital Funds II. Each of those Portfolios pays administration fees to Schroder Advisors and subadministration fees to FAdS monthly at the following annual rates (based on the assets of each Portfolio taken separately): INTERNATIONAL
EQUITY FUND -    % and     %, respectively, of the Portfolio's average daily net
assets; SCHRODER INTERNATIONAL BOND PORTFOLIO -    % and     %, respectively, of
the Portfolio's average daily net assets; SCHRODER INTERNATIONAL SMALLER
COMPANIES PORTFOLIO -    % and     %, respectively, of the Portfolio's average
daily net assets; SCHRODER EM CORE PORTFOLIO -    % and     %, respectively, of
the Portfolio's daily net assets; and SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
-    % and     %, respectively, of the Portfolio's average daily net assets.
Each Fund, due to its investment in a Portfolio, bears a proportionate part of the administration and subadministration fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

In order to limit the Funds' expenses, SCMI and Schroder Advisors have voluntarily agreed to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) with respect to each of the Funds to the extent that a Fund's expenses chargeable to Investor Shares exceed the following annual rates: SCHRODER INTERNATIONAL FUND - 0.99% of the Fund's average daily net assets attributable to Investor Shares; SCHRODER EMERGING MARKETS FUND - 1.70% of the Fund's average daily net assets attributable to Investor Shares; SCHRODER INTERNATIONAL SMALLER COMPANIES FUND - 1.50% of the Fund's average daily net assets attributable to Investor Shares; SCHRODER INTERNATIONAL BOND FUND - 0.95% of the Fund's average daily net assets attributable to Investor Shares; SCHRODER U.S. EQUITY FUND - 1.50% of the Fund's average daily net assets attributable to Investor Shares; SCHRODER U.S. SMALLER COMPANIES FUND - 1.49% of the Fund's average daily net assets attributable to Investor Shares; and SCHRODER MICRO CAP FUND - 2.00% of the Fund's average daily net assets attributable to Investor Shares. In addition, SCMI has agreed to limit the advisory fees paid by THE U.S. EQUITY FUND to 0.65% of the Fund's average daily net assets. FAdS may waive voluntarily all or a portion of its subadvisory fees, from time to time. The Trust pays all expenses not assumed by SCMI and Schroder Advisors, including Trustees' fees, auditing, legal, custodial, and investor servicing, and shareholder reporting expenses.

SCMI's investment decisions for each Portfolio in which a Fund invests (or, for the U.S. Equity Fund, for the Fund) are made by an investment manager or an investment team, with the assistance of an investment committee at SCMI. The Portfolio Managers for each Fund are as follows:

MICHAEL PERELSTEIN - Portfolio Manager since January 1997 of Schroder International Equity Portfolio, in which Schroder International Fund invests, and Portfolio Manager since 19XX of Schroder International Bond Portfolio, in which Schroder International Bond Fund invests. Mr Perelstein is a Vice President of the Trust and of Schroder Capital Funds and is a Director and Senior Vice President of SCMI. He was previously a Managing Director, MacKay-Shields Financial Corp.

MARK BRIDGEMAN - Portfolio Manager since inception of Schroder EM Core Portfolio, in which Schroder Emerging Markets Fund invests. Mr. Bridgeman is a Vice President of SCMI.

HEATHER CRIGHTON - Portfolio Manager since inception of Schroder EM Core Portfolio, in which Schroder Emerging Markets Fund invests. Ms. Crighton is a First Vice President of SCMI.

JOHN A. TROIANO - Portfolio Manager since inception of Schroder EM Core Portfolio, in which Schroder Emerging Markets Fund invests. Mr. Troiano is a Vice President of the Trust and of Schroder Capital Funds. He is also the Chief Executive of SCMI.

RICHARD R. FOULKES - Portfolio Manager since January 1997 of Schroder International Smaller Companies Portfolio, in which Schroder International Smaller Companies Fund invests. Mr. Foulkes is a Vice President of the Trust and of Schroder Capital Funds. He is also Deputy Chairman of SCMI.

MARK ASTLEY - Portfolio Manager since inception of Schroder International Bond Portfolio, in which Schroder International Bond Fund invests. Mr. Astley is a Vice President of the Trust and of Schroder Capital Funds II. He is also a First Vice President of SCMI.

JANE P. LUCAS - Portfolio Manager since November 1995 of Schroder U.S. Equity Fund. Ms. Lucas is a Vice President of the Trust and Senior Vice President of SCMI.

PAUL MORRIS - Portfolio Manager since January 1997 of Schroder U.S. Equity Fund. Mr. Morris is Senior Vice President of SCMI. He was previously Principal and Senior Portfolio Manager, Weiss Peck & Greer, L.L.C., and Managing Director, Equity Division, UBS Asset Management.

FARIBA TALEBI - Portfolio Manager since inception of Schroder Smaller Companies Portfolio, in which Schroder U.S. Smaller Companies Fund invests. Ms. Talebi is a Vice President of the Trust and Group Vice President of SCMI.

SCMI places all orders for purchases and sales of the Funds' securities. In selecting broker-dealers, SCMI may consider research and brokerage services furnished to it and its affiliates. Schroder & Co., Inc. and Schroder Securities Limited, affiliates of SCMI, may receive brokerage commissions from the Funds in accordance with procedures adopted by the Trustees under the 1940 Act which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, SCMI may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

YEAR 2000

The Funds receive services from the investment adviser, administrators, distributor, transfer agent and custodian which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the year 1999 because of the inability of the software to distinguish the year 2000 form the year 1900. SCMI is taking steps that it believes are reasonably designed to address this potential Year 2000 problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

PERFORMANCE INFORMATION

Yield (for Investor Shares of the International Bond Fund) and total return data relating to Investor Shares of the Funds may from time to time be included in advertisement about the Funds. The "yield" of a Fund's Investor Shares is calculated by dividing the Fund's annualized net investment income per Investor Shares during a recent 30-day period by the net asset value per Investor Shares on the last day of that period. When a Fund's total return is advertised with respect to Investor Shares, it will be calculated for the past year, the past five years, and the past ten years (or if a Fund's Investor Shares have been offered for a period shorter than one, five, or ten years, that period will be substituted) since the establishment of the Fund, as more fully described in the SAI. Total return quotations assume that all dividends and distributions are reinvested when paid.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance of a Fund's Investor Shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to its Investor Shares. Investment performance also often reflects the risks associated with each Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's Investor Shares to those of various classes of other mutual funds and other investment vehicles. Performance of each Fund's Investor Shares may be compared to various indices. See the SAI for a fuller discussion of performance information.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 29, 1988 as Schroder Capital Funds, Inc. and reorganized as a Delaware business trust on January 9, 1996. The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust's shares of beneficial interest are presently divided into nine different series. Each Fund's shares are presently divided into two classes, Investor Shares, which are offered through this Prospectus, and Advisor Shares, which are offered through a separate prospectus. Unlike Investor Shares, Advisor Shares are subject to shareholder service and distribution fees, which will affect their performance relative to Investor Shares. To obtain more information about Advisor Shares, contact Schroder Capital Funds (Delaware) at 1-800-290-9826. The Trust's principal office is located at Two Portland Square, Portland, Maine 04101, and its telephone number is 1-207-879-8903.

Each share has one vote, with fractional shares voting proportionally. Shareholders of a class of shares or series generally have separate voting rights with respect to matters that affect only that class or series. See "Organization and Capitalization" in the SAI. Shares are freely transferable and are entitled to dividends and other distributions as declared by the Trustees. Dividends paid by the Funds on their two classes of shares will normally differ in amount due to the differing expenses borne by the two classes. If a Fund were liquidated, each class of shares would receive the net assets of the Fund attributable to that class. The Trust may suspend the sale of a Fund's shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

INFORMATION ABOUT THE PORTFOLIOS

Each of the Funds (other than the U.S. Equity Fund and the Micro Cap Fund) seeks to achieve its investment objective, by investing all of its investable assets in a Portfolio of Schroder Capital Funds or Schroder Capital Funds II, that has the same investment objective and similar policies. In that way, a Portfolio acquires investment securities directly, and a Fund acquires an indirect interest in those securities. Schroder Capital Funds is a business trust organized under the laws of the state of Delaware in September 1995. Schroder Capital Funds II is a business trust organized under the laws of the State of Delaware in December 1996. Each of Schroder Capital Funds and Schroder Capital Funds II is registered under the 1940 Act as an open-end management investment company. The assets of a Portfolio belong only to, and the liabilities of a Portfolio are borne solely by, that Portfolio and no other Portfolio of Schroder Capital Funds or Schroder Capital Funds II.

A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. All other investors in a Portfolio invest on the same terms and conditions as the Fund and pay a proportionate share of the Portfolio's expenses.

The Portfolios normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, in accordance with applicable law the Board of Trustees will either: (1) solicit voting instructions from Fund shareholders with regard to the voting of all proxies with respect to a Fund's shares and vote such proxies in accordance with such instructions, or (2) vote the interests held by a Fund in the same proportion as the vote of all other holders of the Portfolio's interests. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

The Portfolios do not sell their shares directly to members of the general public. Another investor in a Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund investing in that Portfolio and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the same Portfolio. Information regarding any such funds in the future will be available by calling 1-800-730-2932.

Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement of a material fact in, or omission of a material fact from, the registration statement. Each of Schroder Capital Funds and Schroder Capital Funds II, their Trustees, and certain of their officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, Schroder Capital Funds or Schroder Capital Funds II may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in a Portfolio, including a Fund. Each investor in a Portfolio, including the Trust, is required to indemnify Schroder Capital Funds or Schroder Capital Funds II, as the case may be, and their Trustees and officers ("SCF Indemnitees") against certain claims.

Indemnified claims are those brought against SCF Indemnitees based on a misstatement of a material fact in, or omission of a material fact from, a registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Capital

Funds or Schroder Capital Funds II, as the case may be, and was supplied to the investor by Schroder Capital Funds or Schroder Capital Funds II, as the case may be. Similarly, Schroder Capital Funds or Schroder Capital Funds II, as the case may be, is required to indemnify each investor in a Portfolio, including a Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Capital Funds or Schroder Capital Funds II, as the case may be, that is supplied to the investor by Schroder Capital Funds or Schroder Capital Funds II, as the case may be.

A Fund's investment in a Portfolio may be affected by the actions of other large investors in the Portfolio; for example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

A Fund may withdraw its entire investment from a Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in the Portfolio who, by a vote of the shareholders of all investors (including the Fund), changed the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If a Fund should withdraw its investment from a Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of a Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant adverse impact on shareholders of the Fund.

Each investor in a Portfolio, including a Fund, may be liable for all obligations of the Portfolio. The risk to an investor in a Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be remote. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

                                   APPENDIX A
                     RATINGS OF CORPORATE DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")
FIXED-INCOME SECURITY RATINGS

"Aaa"         Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
"Aa"          Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in
              "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
"A"           Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
"Baa"         Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
              Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
              Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.
"Ba"          Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
              Uncertainty of position characterizes bonds in this class.
"B"           Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
"Caa"         Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
"Ca"          Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
"C"           Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING GROUP ("STANDARD & POOR'S")
FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA"         Fixed-income securities rated "AAA" have the highest rating assigned by Standard
              & Poor's. Capacity to pay interest and repay principal is extremely strong.
"AA"          Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
"A"           Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.
"BBB"         Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.
              Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.
"BB"          Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
"B"           Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments.
              Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC"         Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
"CC"          The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.
"C"           The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.
"CI"          The rating "CI" is reserved for fixed-income securities on which no interest is being paid.
"NR"          Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1"         Indicates that the degree of safety regarding timely payment is very strong.
"A-2"         Indicates capacity for timely payment on issues with this designation is strong.
              However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
"A-3"         Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

SUBADMINISTRATOR
Forum Administrative Services, LLC
Two Portland Square
Portland, Maine 04101

CUSTODIAN
The Chase Manhattan Bank
Chase MetroTech Center
Brooklyn, New York 11245
and
Global Custody Division
125 London Wall
London EC2Y 5AJ United Kingdom

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                     [LOGO]

                       SCHRODER CAPITAL FUNDS (DELAWARE)

                          SCHRODER INTERNATIONAL FUND

                               SCHRODER EMERGING
                                  MARKETS FUND

                             SCHRODER INTERNATIONAL
                             SMALLER COMPANIES FUND

                             SCHRODER INTERNATIONAL
                                   BOND FUND

                           SCHRODER U.S. EQUITY FUND

                                 SCHRODER U.S.
                             SMALLER COMPANIES FUND

                            SCHRODER MICRO CAP FUND

                       Schroder Capital Funds (Delaware)
                                  P.O. Box 446

                             Portland, Maine 04112
                                 1-800-290-9826

                                INVESTOR SHARES

                                                                      PROSPECTUS
                                                                   MARCH 1, 1998

           [LOGO]

--------------------------------------------------------------------------------

PROSPECTUS

MARCH 1, 1998

SCHRODER CAPITAL FUNDS (DELAWARE)
ADVISOR SHARES

SCHRODER INTERNATIONAL FUND
SCHRODER EMERGING MARKETS FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
SCHRODER INTERNATIONAL BOND FUND
SCHRODER U.S. EQUITY FUND
SCHRODER U.S. SMALLER COMPANIES FUND

The Schroder Capital Funds are mutual funds offering a wide range of investment objectives: SCHRODER INTERNATIONAL FUND, SCHRODER EMERGING MARKETS FUND, SCHRODER INTERNATIONAL SMALLER COMPANIES FUND, SCHRODER INTERNATIONAL BOND FUND, SCHRODER U.S. EQUITY FUND, and SCHRODER U.S. SMALLER COMPANIES FUND. Each of the Funds is a series of shares of Schroder Capital Funds (Delaware), and each Fund (other than the U.S. Equity Fund) invests substantially all of its assets in a separately managed portfolio of Schroder Capital Funds or Schroder Capital Funds II, each of which is a registered, open-end management investment company. Schroder Capital Management International Inc. serves as investment adviser to each of the Funds and to each portfolio. Each of the Funds, except Emerging Markets Fund and International Bond Fund, is a diversified mutual fund.

This Prospectus explains concisely the information that a prospective investor should know before investing in Advisor Shares of the Funds. Please read it carefully and keep it for future reference. INVESTORS CAN FIND MORE DETAILED INFORMATION ABOUT SCHRODER CAPITAL FUNDS (DELAWARE) IN THE MARCH 1, 1998 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-290-9826. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND STRUCTURE..............................................................          3
FINANCIAL HIGHLIGHTS........................................................          5
INVESTMENT OBJECTIVES AND POLICIES..........................................          6
HOW TO BUY SHARES...........................................................         16
HOW TO SELL SHARES..........................................................         18
OTHER INFORMATION...........................................................         21
MANAGEMENT OF THE TRUST.....................................................         21
APPENDIX A..................................................................        A-1
  Description of Securities Ratings

                         FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
                   PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
                       PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE) 1-800-290-9826    SCHRODER SERIES TRUST 1-800-464-3108
SCHRODER INTERNATIONAL FUND                         SCHRODER LARGE CAPITALIZATION EQUITY FUND
SCHRODER EMERGING MARKETS FUND                      SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND       SCHRODER MIDCAP VALUE FUND
SCHRODER INTERNATIONAL BOND FUND                    SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER U.S. EQUITY FUND                           SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER U.S. SMALLER COMPANIES FUND

FUND STRUCTURE

Each of SCHRODER INTERNATIONAL FUND, SCHRODER EMERGING MARKETS FUND, SCHRODER INTERNATIONAL SMALLER COMPANIES FUND, SCHRODER INTERNATIONAL BOND FUND, and SCHRODER U.S. SMALLER COMPANIES FUND seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio ( a "Portfolio") of either Schroder Capital Funds or Schroder Capital Funds II that has the same investment objective as, and investment policies that are substantially similar to those of, that Fund. Accordingly, the investment experience of each Fund will correspond directly with the investment experience of its corresponding Portfolio. See "Other Information - Information about the Portfolios." The Funds and the Portfolios in which they invest are:

FUNDS                                                  PORTFOLIOS
-----------------------------------------------------  ---------------------------------------------------------
SCHRODER INTERNATIONAL FUND                            INTERNATIONAL EQUITY FUND
                                                         (Schroder Capital Funds)
SCHRODER EMERGING MARKETS FUND                         SCHRODER EM CORE PORTFOLIO*
                                                         (Schroder Capital Funds)
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND          SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
                                                         (Schroder Capital Funds)
SCHRODER INTERNATIONAL BOND FUND                       SCHRODER INTERNATIONAL BOND PORTFOLIO*
                                                         (Schroder Capital Funds II)
SCHRODER U.S. SMALLER COMPANIES FUND                   SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
                                                         (Schroder Capital Funds)

SCHRODER U.S. EQUITY FUND seeks to achieve its investment objective by investing directly in securities.

* Each of SCHRODER EM CORE PORTFOLIO and SCHRODER INTERNATIONAL BOND PORTFOLIO is a non-diversified series of an open-end management investment company. Each of the other Portfolios is a diversified series of an open-end management investment company. See "Other Investment Practices and Risk Considerations - Non-Diversification and Geographic Concentration."

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in Advisor Shares of the Funds. There are no "Shareholder Transaction Expenses" associated with a purchase or redemption of Advisor Shares of the Funds. "Annual Operating Expenses" for each Fund other than Schroder U.S. Smaller Companies Fund show the estimated expenses of the Fund with respect to its Advisor Shares for the Fund's expenses in the current fiscal year (except in the case of Schroder U.S. Smaller Companies Fund, where Annual Operating Expenses are shown with respect to its Advisor Shares based on the Fund's expenses for its most recent fiscal year). Annual Operating Expenses of each Fund (other than U.S. Equity Fund) include the Fund's pro rata portion of all operating expenses of the Portfolio of Schroder Capital Funds or Schroder Capital Funds II in which the Fund invests. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

SHAREHOLDER TRANSACTION EXPENSES                                            NONE

ANNUAL OPERATING EXPENSES

(as a percentage of average net assets)

                                                                     INTERNATIONAL
                                     INTERNATIONAL     EMERGING         SMALLER       INTERNATIONAL     U.S. EQUITY
                                         FUND        MARKETS FUND   COMPANIES FUND      BOND FUND          FUND
                                    ---------------  -------------  ---------------  ---------------  ---------------
Management Fees(1)
    (after expense limitation)(2)          0.61%           0.81%           0.00%            0.19%            0.57%
12b-1 Fees(3)                              None            None            None             None             None
Other Expenses
    (after expense limitation)(2)          0.63    %       1.14   %        1.75    %        1.01    %        1.18   %
                                            ---             ---             ---              ---              ---
Total Fund Operating Expenses
 (after expense limitation)(2)             1.24    %       1.95   %        1.75    %        1.20    %        1.75   %


                                     U.S. SMALLER
                                    COMPANIES FUND
                                    ---------------
Management Fees(1)
    (after expense limitation)(2)          0.50%
12b-1 Fees(3)                              None
Other Expenses
    (after expense limitation)(2)          1.24    %
                                            ---
Total Fund Operating Expenses
 (after expense limitation)(2)             1.74    %

(1) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.

(2) The Management Fees and Total Fund Operating Expenses for each of the Funds reflect expenses limitations currently in effect. See "Management of the Trust." Without the limitations, Management Fees, Other Expenses, and Total Fund Operating Expenses for Advisor Shares would be 0.675%, 0.63%, and 1.305%, respectively, in the case of International Fund; 1.25%, 1.16%, and 2.41%, respectively, in the case of Emerging Markets Fund; 1.10%, 3.08%, and 4.18%, respectively, in the case of International Smaller Companies Fund; 0.70%, 2.43%, and 3.13%, respectively, in the case of International Bond Fund; 0.75%, 1.18%, and 1.93%, respectively, in the case of U.S. Equity Fund; and 0.85%, 56.17%, and 57.02%, respectively, in the case of U.S. Smaller Companies Fund.

(3) Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to its Advisor Shares. The Funds presently make no payments under the Distribution Plan, although payments by a Fund under the Shareholder Service Plan will be deemed to have been made pursuant to the Distribution Plan to the extent such payments may be considered to be primarily intended to result in the sale of the Fund's Advisor Shares. See "How to Buy Shares -- Distributor and Distribution Plan."

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                                                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                               -----------  -----------  -----------  -----------
Schroder International Fund                                                     $      13    $      39    $      68    $     150
Schroder Emerging Markets Fund                                                  $      20    $      61          N/A          N/A
Schroder International Smaller Companies Fund                                   $      18    $      55    $      95    $     207
Schroder International Bond Fund                                                $      12    $      38          N/A          N/A
Schroder U.S. Equity Fund                                                       $      18    $      55    $      95    $     206
Schroder U.S. Smaller Companies Fund                                            $      18    $      55    $      94    $     205

The Annual Operating Expenses table and Example are provided to help you understand your share of the operating expenses of the Funds attributable to Advisor Shares. THE TABLE AND EXAMPLE DO NOT REPRESENT PAST OR FUTURE EXPENSE LEVELS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. FEDERAL REGULATIONS REQUIRE THE EXAMPLE TO ASSUME A 5% ANNUAL RETURN, BUT ACTUAL ANNUAL RETURNS WILL VARY.

FINANCIAL HIGHLIGHTS

The financial highlights of Schroder U.S. Smaller Companies Fund presented below for the period ended May 31, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants to the Funds. The financial highlights for the Fund for the period ended November 30, 1997 are unaudited. The financial statements for Schroder U.S. Smaller Companies Fund and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information (the "SAI"). The unaudited financial statements of Schroder U.S. Smaller Companies Fund for the period through November 30, 1997 similarly are incorporated by reference into the SAI. None of the other Funds had any Advisor Shares outstanding during those periods. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by writing the Funds at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.

SCHRODER U.S. SMALLER COMPANIES FUND

                                                                                           FOR THE SIX     FOR THE
                                                                                          MONTHS ENDED   PERIOD ENDED
                                                                                          NOVEMBER 30,     MAY 31,
                                                                                              1997         1997(A)
                                                                                          -------------  ------------
                                                                                           (UNAUDITED)
Net Asset Value, Beginning of Period                                                          $13.24         $11.89
                                                                                          -------------  ------------
Investment Operations:
  Net Investment Income (Loss)(b)                                                               (0.04  )      (0.03  )
  Net Realized and Unrealized Gain (Loss) on Investments                                         1.94          1.38
                                                                                          -------------  ------------
Total from Investment Operations                                                                 1.90          1.35
                                                                                          -------------  ------------
Net Asset Value, End of Period                                                                 $15.14        $13.24
                                                                                          -------------  ------------
                                                                                          -------------  ------------
Total Return(c)                                                                                 14.35  %      11.35  %
Ratios/Supplementary Data
  Net Assets, End of Period (in thousands)                                                     $1,053           $81
Ratios to Average Net Assets:
  Expenses After Expense Limitation(b)(d)                                                        1.68  %       1.74  %
  Expenses Before Expense Limitation(b)(d)                                                       5.41  %      57.02  %
  Net Investment Income (Loss) After Expense Limitation(b)(d)                                   (0.82  %)      (0.67  %)
Average Commission Rate Per Share(e)                                                          $0.0588       $0.0584
Portfolio Turnover Rate                                                                         28.71  %      34.45  %

(a) Advisor Class shares were first issued on December 23, 1996.

(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(c) Total returns would have been lower had certain expenses not been reduced during the period shown.

(d) Annualized.

(e) The rate represents the average commission per share paid by the Portfolio to brokers on the purchase and sale of equity securities on which commissions were charged.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a different investment objective that it pursues through the investment policies described below.

Because of the differences in objectives and policies among the Funds, the Funds will achieve different investment returns and will be subject to varying degrees of market and financial risk. There is no assurance that any Fund will achieve its objective. None of the Funds is intended to be a complete investment program.

EACH FUND (OTHER THAN U.S. EQUITY FUND) CURRENTLY INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN A MANAGED PORTFOLIO OF SCHRODER CAPITAL FUNDS OR SCHRODER CAPITAL FUNDS II. EACH SUCH PORTFOLIO IS REFERRED TO IN THIS PROSPECTUS AS A "PORTFOLIO." IN REVIEWING THE DESCRIPTION OF A FUND'S INVESTMENT OBJECTIVE AND POLICIES BELOW, INVESTORS SHOULD ASSUME THAT THE INVESTMENT OBJECTIVE AND POLICIES OF THE CORRESPONDING PORTFOLIO ARE THE SAME IN ALL MATERIAL RESPECTS AS THOSE OF THE FUND. SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("SCMI") IS THE INVESTMENT ADVISER TO EACH FUND AND TO EACH PORTFOLIO.

A Fund's investment objective may not be changed without shareholder approval. The investment policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of Schroder Capital Funds (Delaware) (the "Trust") without a vote of the shareholders. All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment.

SCHRODER INTERNATIONAL FUND

SCHRODER INTERNATIONAL FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT IN SECURITIES MARKETS OUTSIDE THE UNITED STATES. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing. They may also include American Depositary Receipts, European Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Fund may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities.

The Fund normally invests at least 65% of its assets in equity securities of companies domiciled outside the United States and will invest in securities of issuers domiciled in at least three countries other than the United States. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. When the Fund has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a fund investing in a geographically more diversified portfolio. The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market capitalization-weighted index of companies in developed market countries in Europe, Australia and the Far East. Other countries in which the Fund may invest may be considered "emerging markets" and involve special risks. See "Other Investment Practices and Risk Considerations - Foreign Securities."

The Fund may invest in debt securities, including, for example, securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development, and debt securities of foreign corporations or financial institutions. The Fund may invest up to 5% of its net assets in lower-quality, high yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations - Debt Securities."

SCHRODER EMERGING MARKETS FUND

SCHRODER EMERGING MARKETS FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. The Fund invests primarily in equity securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. The Fund will normally invest in at least three countries other than the United States.

An "emerging market" country is any country not included at the time of investment in the Morgan Stanley Capital International World Index of major world economies. Those economies currently include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States of America. SCMI may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country; any such country would then constitute an emerging market country for purposes of investment by the Fund.

The Fund normally invests at least 65% of its assets in equity securities of issuers determined by SCMI to be emerging market issuers. Equity securities include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing (although such rights and warrants will not be taken into account in determing compliance with the 65% requirement described in the preceding sentence). They may also include American Depositary Receipts, European Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Fund may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities. The Fund is a non-diversified mutual fund. See "Non-Diversification and Geographic Concentration."

The remainder of the Fund's assets may be invested in securities of issuers located anywhere in the world. The Fund may invest up to 35% of its assets in debt securities, including lower-quality, high yielding debt securities, which entail certain risks. The Fund would invest in debt securities principally in an effort to realize capital appreciation due, for example, to a favorable change in currency exchange or control rates, or in the creditworthiness of their issuers. The Fund may invest up to 5% of its assets in sovereign debt securities that are in default. See "Other Investment Practices and Risk Considerations - Debt Securities."

An issuer of a security will be considered to be an emerging market issuer if SCMI determines that: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) at least 50% of its assets are situated in emerging market countries. The Fund may consider investment companies to be located in the country or countries in which SCMI determines they focus their investments.

There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. When the Fund has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a fund investing in a geographically more diversified portfolio. The Fund will normally invest in issuers domiciled in at least three different emerging market countries.

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT IN SECURITIES MARKETS OUTSIDE THE UNITED STATES. The Fund normally invests at least 65% of its assets in equity securities of companies domiciled outside the United States that have market capitalizations of $1.5 billion or less at the time of investment. In selecting investments for the Fund, SCMI considers a number of factors, including, for example, the company's potential for long-term growth, the company's financial condition, its sensitivity to cyclical factors, the relative value of the company's securities (to those of other companies and to the market as a whole), and the extent to which the company's management owns equity in the company.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing. They may also include American Depositary Receipts, European Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Fund may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities.

The Fund will invest in securities of issuers domiciled in at least three countries other than the United States, although there is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. When the Fund has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a Fund investing in a geographically more diversified portfolio. Other countries in which the Fund may invest may be considered "emerging markets" and involve special risks. See "Other Investment Practices and Risk Considerations - Foreign Securities."

Smaller companies may present greater opportunities for investment return than do larger companies, but also involve greater risks. Smaller companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies. See "Other Investment Practices and Risk Considerations - Investments in Smaller Companies."

The Fund may invest in debt securities, including, for example, securities of foreign governments, international organizations, and foreign corporations and U.S. government securities. The Fund may invest up to 5% of its total assets in lower-quality, high yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations - Debt Securities."

SCHRODER INTERNATIONAL BOND FUND

SCHRODER INTERNATIONAL BOND FUND'S INVESTMENT OBJECTIVE IS TO SEEK A HIGH RATE OF TOTAL RETURN. The Fund normally invests substantially all of its assets in debt securities and debt-related investments of issuers domiciled outside the United States.

"Total return" consists of current income, including interest payments and discount accruals, plus any increases in the values of the Fund's investments (less any decreases in the values of any of its investments and amortizations of premiums). SCMI considers expected changes in foreign currency exchange rates in determining the anticipated returns on securities denominated in foreign currencies.

The Fund may invest in debt securities of foreign governments (including provinces and municipalities) and their agencies and instrumentalities, debt securities of supranational organizations, and debt securities of private issuers. These bonds may pay interest at fixed, variable, or floating rates. Certain securities in which the Fund invests may be convertible into common or preferred stock, or they may be traded together with warrants for the purchase of common stock. The rate of return on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. The Fund may invest up to 10% of its net assets in lower-quality, high-yielding debt securities. See "Other Investment Practices and Risk Considerations - Debt Securities." The Fund is a non-diversified mutual fund. See "Non-Diversification and Geographic Concentration."

The Fund normally invests in securities of issuers in at least five countries other than the United States, although there is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. When the Fund has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a fund investing in a geographically more diversified portfolio. At times, the Fund may invest a substantial portion of its assets in securities of issuers in emerging market countries, which involves special risks. See "Other Investment Practices and Risk Considerations - Foreign Securities."

Generally, the Fund's average maturity will be shorter when SCMI expects interest rates in markets where the Fund has invested to rise, and longer when SCMI expects interest rates in those markets to fall. SCMI may use various techniques to increase the interest-rate sensitivity of the Fund's portfolio, including transactions in futures and options on futures, interest-rate swaps, caps, floors, and short sales of securities.

SCMI believes that active currency management, through the use of any of the foreign currency exchange transactions described below, can enhance portfolio returns through opportunities arising from interest-rate differentials between securities denominated in different currencies or changes in value between currencies. SCMI also believes that active currency management can be employed as an overall portfolio risk management tool. Foreign currency management can also provide increased overall portfolio risk diversification. See "Other Investment Practices and Risk Considerations - Foreign Currency Exchange Transactions." The Fund may also borrow money to invest in additional securities. Use of leverage involves special risks. See "Other Investment Practices and Risk Considerations - Leverage."

SCHRODER U.S. EQUITY FUND

SCHRODER U.S. EQUITY FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL. The Fund normally invests substantially all of its assets in equity securities of companies in the United States. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing.

The Fund does not limit its investments to any particular type of company although the Fund will not normally invest in securities of small capitalization companies (companies with market capitalizations of $1.5 billion or less). The Fund may invest in companies, large or small, that SCMI believes offer the potential for capital growth. They may, for example, include companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth; the Fund may also invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by SCMI.

SCHRODER U.S. SMALLER COMPANIES FUND

SCHRODER U.S. SMALLER COMPANIES FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. The Fund invests at least 65% of its assets in equity securities of U.S.-domiciled companies that have at the time of purchase market capitalizations of $1.5 billion or less. In selecting investments for the Fund, SCMI seeks to identify securities of companies with strong management that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing.

The Fund may also invest in equity securities of larger companies and in debt securities, if SCMI believes such investments are consistent with the Fund's investment objective. In addition, the Fund may invest up to 5% of its assets in lower-quality, high yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations - Debt Securities."

Smaller companies may present greater opportunities for investment return than do larger companies, but also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Other Investment Practices and Risk Considerations - Investments in Smaller Companies." The Fund intends to invest no more than 25% of its total assets in securities of small companies that, together with their predecessors, have been in operation for less than three years.

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The Funds may engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices (some of which may be considered "derivative" investments).

FOREIGN SECURITIES. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including, without limitation, the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity is unable or unwilling to meet its obligations on the securities in accordance with their terms, a Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. Except as otherwise provided in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

In determining whether to invest in debt securities of foreign issuers, SCMI considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. See "How to Sell Shares - Dividends, Distributions and Taxes."

Certain Funds may invest in securities of issuers in emerging market countries with respect to some or all of their assets. The securities' prices and relative currency values of emerging market investments are subject to greater volatility than those of issuers in many more developed countries. Investments in emerging market countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Funds may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Funds may also invest a substantial portion of their assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Funds to the credit risk of their counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect these countries' economies and securities markets.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. A Fund may engage in foreign currency exchanges transactions to protect against uncertainty in the level of future exchange rates. Although the strategy of engaging in foreign currency exchange transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency.

In particular, a Fund may enter into foreign currency exchange transactions to protect against a change in exchange ratios that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipation hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging"). International Bond Fund may also enter into forward contracts to adjust the Fund's exposure to various foreign currencies, either pending anticipated investments in securities denominated in those currencies or as a hedge against anticipated market changes.

SCMI may seek to enhance a Fund's investment return through active currency management. SCMI may buy or sell foreign currencies for a Fund, on a spot or forward basis, in an attempt to profit from inefficiencies in the pricing of various currencies or of debt securities denominated in those currencies.

When investing in foreign securities, a Fund usually effects currency exchange transactions on a "spot" (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. A Fund incurs foreign exchange expenses in converting assets from one currency to another. In addition, the International Bond Fund may, to a limited extent, purchase forward contracts to increase exposure in foreign currencies that are expected to appreciate and thereby increase total return.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a forward contract. Currently, only a limited market, if any, exists for exchange transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit a Fund's ability to hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict accurately changes in relative currency values, the direction of stock prices or interest rates and other economic factors.

From time to time, a Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). From time to time, a Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which SCMI believes correlates to the value of the first currency. Cross hedging and proxy hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

INVESTMENTS IN SMALLER COMPANIES. Certain Funds may invest all or a substantial portion of their assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when SCMI would otherwise have sold the securities. It is possible that SCMI or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Fund.

LEVERAGE. International Bond Fund may borrow money by engaging in reverse repurchase agreements to invest in additional securities. "Reverse" repurchase agreements generally involve the sale by the Fund of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Certain other Funds may engage in forward commitments, described below and in the SAI, which may have the same economic effect as if the Funds had borrowed money.

The use of borrowed money, known as "leverage," increases the International Bond Fund's market exposure and risk and may result in losses. When the Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Fund will not always borrow money for investments, and the extent to which the Fund will borrow money and the amount it may borrow, depends on market conditions and interest rates. Successful use of leverage depends on SCMI's ability to predict market movements correctly. The amount of leverage that can exist at any one time will not exceed one-third of the value of the Fund's total assets (including the amount borrowed). A Fund may be required to segregate certain assets against its obligations under reverse repurchase agreements entered into by it.

DEBT SECURITIES. Each Fund may invest in debt securities. A Fund may invest in debt securities either to earn investment income or to benefit from changes in the market values of such securities. Debt securities are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risk (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).

Each Fund also may invest in lower-quality, high-yielding debt securities rated below investment grade and in unrated debt securities determined by SCMI to be of comparable quality. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which a Fund may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in Appendix A to this Prospectus.

In addition, lower-rated securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal may also affect the value of these investments. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

Each Fund may at times invest in so-called "zero coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. From time to time, a Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only recently and, therefore, do not have a long payment history.

A Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although SCMI will monitor the investment to determine whether continues investment in the security will assist in meeting the Fund's investment objective.

OPTIONS AND FUTURES TRANSACTIONS. Each Fund may engage in a variety of transactions involving the use of options and futures contracts. A Fund may engage in such transactions for hedging purposes or, to the extent permitted by applicable law, to increase its current return.

A Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. A Fund may also buy and sell put and call options on such securities for hedging purposes. When a Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, a Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may buy and sell index futures contracts. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Fund enters into and terminates an index future transaction, the Fund may realize a gain or loss. A Fund may also purchase warrants, issued by banks or other financial institutions, whose values are based on the values from time to time of one or more securities indices.

A Fund may buy and sell futures contracts on U.S. Government securities or other debt securities. A futures contract on a debt security is a contract to buy or sell a certain amount of the debt security at an agreed price on a specified future date. Depending on the change in the value of the security when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss.

A Fund may purchase and sell options on futures contracts or on securities indices in addition to or as an alternative to purchasing and selling futures contracts.

A Fund may also purchase and sell put and call options on foreign currencies, futures contracts on foreign currencies, and options on foreign currency futures contracts as an alternative, or in addition to, the foreign currency exchange transactions described above. Such transactions are similar to options and futures contracts on securities, except that they typically contemplate that one party to a transaction will deliver one foreign currency to the other in return for another currency (which may or may not be the U.S. dollar).

    RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS. Options and futures transactions involve costs and may result in losses. The use of options and futures involves certain special risks, including the risks that a Fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that Schroder may not forecast market movements correctly.

The effective use of options and futures strategies is dependent on, among other things, a Fund's ability to terminate options and futures positions at times when SCMI deems it desirable to do so. Although a Fund will enter into an option or futures contract position only if SCMI believes that a liquid secondary market exists for that option or futures contract, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

Each Fund generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of SCMI, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities, index, or currency, or in the prices of the securities or currency that are the subject of a hedge. The successful use of these strategies further depends on the ability of SCMI to forecast market movements correctly.

Because the markets for certain options and futures contracts in which a Fund will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such investments may be limited. A Fund's ability to engage in hedging transactions may be limited by certain regulatory and tax considerations. A Fund's hedging transactions may affect the character or amount of its distributions. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997.

For more information about any of the options or futures portfolio transactions described above, see the SAI.

SWAP AGREEMENTS. The International Bond Fund may enter into interest-rate, index, and currency-exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a typical "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). Commonly used swap agreements include interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest-ratecollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum. The use of swap agreements is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If SCMI is incorrect in its forecast of market values, interest rates, exchange rates or other factors, the Fund's investment performance would be less favorable than if the Fund had not used such agreements.

SHORT SALES. A Fund may engage in "short sales", which are transactions in which the Fund sells a security that it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the purchaser. The Fund is then obligated to replace the borrowed security through a purchase of it at the market price at the time of replacement. The price at that time may be more or less than the price at which the security was sold by the Fund. The Fund incurs a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the security declines in price between those dates. The result is the opposite of what one would expect from a cash purchase of a long position in a security.

SHORT SALES AGAINST-THE-BOX. The Fund may make short sales "against-the-box", which are transactions in which the Fund sells a security that it owns in anticipation of a decline in the market value of that security. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It is anticipated that the Fund will make short sales against-the-box to protect the value of its net assets.

NON-DIVERSIFICATION AND GEOGRAPHIC CONCENTRATION. Emerging Markets Fund and International Bond Fund are "non-diversified" mutual fund, and each Fund may invest its assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, an investment company, including a non-diversified investment company, generally may not invest more than 25% of its total assets in obligations of any one issuer other than U.S. Government obligations and, with respect to 50% of its total assets, a fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations). Thus, each Fund may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to a Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations.

Any of the Funds may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange rate fluctuations as discussed above. As a result of investing substantially in one country, the value of a Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. Each Fund may lend portfolio securities to brokers, dealers and financial institutions meeting specified credit conditions, and may enter into repurchase agreements without limit. Such activities may create taxable income in excess of the cash they generate. The percentage limitation on the amount of a Fund's total assets that may be loaned in accordance with the approved procedures is as follows: SCHRODER INTERNATIONAL FUND - 10%; SCHRODER INTERNATIONAL SMALLER COMPANIES FUND, SCHRODER INTERNATIONAL BOND FUND, SCHRODER U.S. EQUITY FUND and SCHRODER U.S. SMALLER COMPANIES FUND - 25%; and SCHRODER EMERGING MARKETS FUND - 33 1/3%. These transactions must be fully collateralized at all times but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering its assets or realizing on the collateral. Each Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by SCMI or its affiliates or by unaffiliated parties. A Fund may invest in the shares of other investment companies that invest in securities in which the Fund is permitted to invest, subject to the limits and conditions required under the Investment Company Act of 1940, as amended, (the "1940 Act") or any orders, rules or regulations thereunder. When investing through investment companies, a Fund may pay a premium above such investment companies' net asset value per share. As a shareholder in an investment company, a Fund would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Fund would continue to pay its own fees and expenses.

LIQUIDITY. A Fund will not invest more than 15% (10%, in the case of International Fund and U.S. Equity Fund) of its net assets in securities determined by SCMI to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by SCMI to be liquid for purposes of compliance with the limitation on a Fund's investment in illiquid securities. There can, however, be no assurance that a Fund will be able to sell such securities at any time when SCMI deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.

ALTERNATIVE INVESTMENTS. At times, SCMI may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SCMI may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, a Fund may invest without limit in U.S. government obligations and other high-quality debt instruments and any other investment SCMI considers to be consistent with such defensive strategies, and may hold any portion of its assets in cash.

PORTFOLIO TURNOVER

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such securities sales may result in realization of taxable capital gain.

HOW TO BUY SHARES

Investors may purchase Advisor Shares of each Fund directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Shareholder Services, LLC, the Trust's transfer agent (the "Transfer Agent"). Investments also may be made through broker-dealers and other financial institutions ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares. Investors wishing to purchase Shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions. A Service Organization is responsible for forwarding all necessary documentation to the Trust, and may charge for its services.

Each Fund's Advisor Shares are offered at the net asset value next-determined after receipt of your completed account application (at the address set forth below) and your purchase request in good order. The minimum initial investment and the minimum subsequent investment for each Fund is set forth in the table below. A Service Organization may impose higher minimums on your initial or subsequent investment. The Trust is authorized to reject any purchase order.

                                                                         INITIAL     SUBSEQUENT
FUND                                                                   INVESTMENT    INVESTMENT
---------------------------------------------------------------------  -----------  -------------
Schroder International Fund                                             $   2,500     $     250
Schroder Emerging Markets Fund                                          $   2,500     $     250
Schroder International Smaller Companies Fund                           $   2,000     $     250
Schroder International Bond Fund                                        $   2,500     $     250
Schroder U.S. Equity Fund                                               $   2,500     $     250
Schroder U.S. Smaller Companies Fund                                    $   2,500     $     250

Purchases may be made by mailing your check (in U.S. dollars), payable to the Fund to:

               [Name of Fund] - Advisor Shares
               P.O. Box 446
               Portland, Maine 04112

For initial purchases, your check must be accompanied by a completed account application in proper form. Further documentation, such as corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the purchase request.

You may make subsequent purchases by mailing a check, by sending a bank wire, or through your Service Organization, as indicated. All payments should clearly indicate the shareholder's name and account number.

Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

               The Chase Manhattan Bank
               New York, NY
               ABA No.: 021000021
               For Credit To: Forum Shareholder Services, LLC
               Account. No.: 910-2-718187
               Ref.: [Name of Fund] - Advisor Shares
               Account of: (shareholder name)
               Account No.: (shareholder account number)

The wire order must specify the name of the Fund, the shares' class (I.E., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned, and a completed account application must be mailed to the Fund before any transaction will be effected. Wire orders received prior to the close of the New York Stock Exchange on a day when the New York Stock Exchange is open for trading are processed at the net asset value next determined as of that day. Wire orders received after the close of the New York Stock Exchange are processed at the net asset value next determined.

The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions are automatically reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent are reinvested, and the checks are canceled.

DISTRIBUTOR AND DISTRIBUTION PLAN

Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019, serves as Distributor of the Funds' shares. Schroder Advisors was organized in 1989 as a registered broker-dealer to serve as an administrator and distributor of each Fund and other mutual funds.

Each Fund has adopted a Distribution Plan pursuant to which the Fund may pay Schroder Advisors or others compensation in an amount limited in any fiscal year to the annual rate of 0.50% of the Fund's average daily net assets attributable to its Advisor Shares. The Funds presently make no payments under the Distribution Plans, although the Trustees may at any time authorize payments at any annual rate of up to 0.50% of a Fund's average daily net assets attributable to its Advisor Shares.

Payment under a Fund's Shareholder Servicing Plan for Advisor Shares will be considered to have been made pursuant to the Fund's Distribution Plan, to the extent such payments may be deemed to be primarily intended to result in the sale of the Fund's Advisor Shares.

SHAREHOLDER SERVICE PLAN

The Trust has adopted a shareholder service plan (the "Service Plan") for the Advisor Shares of each Fund. Under the Service Plan, each Fund pays fees to Schroder Advisors or others at an annual rate of up to 0.25% of the average daily net assets of the Fund represented by Advisor Shares. Schroder Advisors may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders. In return for providing these support services, a Service Organization may receive payments from Schroder Advisors at a rate not exceeding 0.25% of the average daily net assets of the Advisor Shares of each Fund for which the Service Organization is the Service Organization of record. These administrative services may include, but are not limited to, the following functions: establishing and maintaining accounts and records relating to clients of the Service Organization; answering shareholder inquiries regarding the manner in which purchases, exchanges, and redemptions of Advisor Shares of the Trust may be effected and other matters pertaining to the Trust's services; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting shareholders in arranging for processing purchase, exchange, and redemption transactions; arranging for the wiring of funds; guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; integrating periodic statements with other customer transactions; and providing such other related services as the shareholder may request. Payments to a particular Service Organization under the Service Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a service relationship with the Service Organization. Some Service Organizations may impose additional conditions or fees, such as requiring clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or charging a direct fee for services. Such fees would be in addition to any amounts which might be paid to the Service Organization by Schroder Advisors. Please contact your Service Organization for details.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

Advisor Shares are offered in connection with tax-deferred retirement plans, including traditional and Roth IRAs. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in a Fund through one of these plans, investors should consult their tax advisors.

The Funds may be used as an investment vehicle for an IRA including a SEP-IRA. An IRA naming Bank-Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA and the minimum subsequent investment for each Fund is set forth in the table below. Generally, contributions and investment earnings in a traditional IRA grow tax-deferred until withdrawn. In contrast, contributions to a Roth IRA are not tax-deductible, but investment earnings generally grow tax-free. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or qualified plan. Consult your tax advisor.

                                                                         INITIAL     SUBSEQUENT
FUND                                                                   INVESTMENT    INVESTMENT
---------------------------------------------------------------------  -----------  -------------
Schroder International Fund                                             $     250     $     250
Schroder Emerging Markets Fund                                          $     250     $     250
Schroder International Smaller Companies Fund                           $     250     $     250
Schroder International Bond Fund                                        $     250     $     250
Schroder U.S. Equity Fund                                               $     250     $     250
Schroder U.S. Smaller Companies Fund                                    $     250     $     250

EXCHANGES

You may exchange a Fund's Advisor Shares for Advisor Shares of any fund offered by the Schroder family of funds so long as your investment meets the initial investment minimum of the fund being purchased, and you maintain the respective minimum account balance in each fund in which you own shares. Exchanges between Funds are made at net asset value.

For federal income tax purposes, an exchange is considered to be a sale of shares on which you may realize a capital gain or loss. If you hold Advisor Shares directly, you may make an exchange by calling the Transfer Agent at 1-800-344-8332 (see "How to Sell Shares - By Telephone") or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. If you hold Advisor Shares through a Service Organization, you must make an exchange through the Service Organization. Exchange privileges may be exercised only in those states where shares of the other funds of the Schroder family of funds may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

HOW TO SELL SHARES

You can sell your Advisor Shares in a Fund to that Fund any day the New York Stock Exchange is open, either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell shares through that Service Organization. The Trust will only redeem shares for which it has received payment.

Advisor Shares are redeemed at their net asset value next determined after receipt by the Fund (see the address set forth under "How to Buy Shares") of a redemption request in proper form. Redemption requests that are received in good order prior to the close of the Exchange on a day on which the Exchange is open are processed at the net asset value determined as of that day. Redemption requests that are received after the close of the Exchange are processed at the net asset value next determined.

TELEPHONE REQUESTS

Redemption requests may be made by a shareholder of record by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the account application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but either or both may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

WRITTEN REQUESTS

Redemptions may be made by a shareholder of record by letter to a Fund specifying the class of shares, the dollar amount or number of shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling 1-800-290-9826.

If Advisor Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request, and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Trust suggests that certificates be sent by registered mail.

ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds normally are mailed within seven days. No redemption proceeds are mailed until checks in payment for the purchase of the Advisor Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption is sent to the shareholder's address of record.

A Fund may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

If the Board of Trustees determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may redeem Advisor Shares in whole or in part by a distribution in kind of portfolio securities in lieu of cash. The Fund will, however, redeem Advisor Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Advisor Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.

The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than the required minimum and will be allowed at least 30 days to make an additional investment to increase the account balance to at least the required minimum amount.

The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

EACH FUND CALCULATES THE NET ASSET VALUE OF ITS ADVISOR SHARES BY DIVIDING THE TOTAL VALUE OF ITS ASSETS ATTRIBUTABLE TO ITS ADVISOR SHARES, LESS ITS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, BY THE NUMBER OF ITS ADVISOR SHARES OUTSTANDING. Shares are valued as of the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values determined by in accordance with procedures approved by the Board of Trustees. The net asset value of a Fund's Advisor Shares will generally differ from that of its other class of shares due to the variance in daily net income realized by and dividends paid on each class of shares, and differences in the expenses of the different classes. All assets and liabilities of a Fund denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS: (1) reinvest all distributions in additional Advisor Shares of your Fund; (2) receive distributions from net investment income in cash while reinvesting capital-gain distributions in additional Advisor Shares of your Fund; (3) receive distributions from net investment income in additional Advisor Shares of your Fund while receiving capital-gain distributions in cash; or (4) receive all distributions in cash. You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Advisor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes to shareholders. A Fund will distribute substantially all of its net investment income and net capital-gain income on a current basis.

All Fund distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gain will be taxed as such, regardless of how long you have held the shares. Long-term capital gain will be subject to a maximum rate of 28% or 20% depending upon the holding period of the portfolio investment generating the gain. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year the Trust will notify you of the amount and tax status of distributions paid to you by each Fund for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor to determine the precise effect of an investment in a Fund on your particular tax situation.

CERTAIN INFORMATION REGARDING FOREIGN TAXES. Foreign governments may impose taxes on the Funds and the Portfolios and their investments, which generally would reduce the income of the Fund or Portfolio. However, an offsetting tax credit or deduction may be available to you.

Each Fund that is eligible to do so intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of qualified foreign income taxes paid by the Portfolio in which that Fund invests its assets. If the Fund does make such an election, its shareholders would include as gross income in their federal income tax returns both: (1) distributions received from the Fund and (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

THE PORTFOLIOS

The Portfolios are not required to pay federal income tax because they are classified as partnerships for federal income tax purposes. All interest, dividends, gain and losses of the Portfolios will be deemed to have been "passed through" to the Funds in proportion to the Funds' holdings in the Portfolios regardless of whether such interest, dividends or gain have been distributed by the Portfolios.

Each Portfolio intends to conduct its operations so as to enable each fund, if each invests all of its assets in a Portfolio, to qualify as a regulated investment company.

MANAGEMENT OF THE TRUST

The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. The business and affairs of each Portfolio are managed under the direction of the Board of Trustees of Schroder Capital Funds or of Schroder Capital Funds II. Information regarding the Trustees and executive officers of the Trust, as well as the Trustees and executive officers of Schroder Capital Funds and Schroder Capital Funds II, may be found in the SAI.

Schroder Capital Management International Inc. ("SCMI") is the investment adviser to each of the Funds. SCMI is a wholly owned U.S. subsidiary of Schroders U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management and securities businesses. Affiliates of Schroders U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. SCMI and its United Kingdom affiliate, Schroder Capital Management International, Ltd., have served as investment managers for approximately $28 billion in the aggregate as of September 30, 1997. Schroders U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in international merchant banking and investment management businesses, and as of September 30, 1997, had under management assets of over $175 billion. Schroder Fund Advisors Inc. ("Schroder Advisors") is a wholly owned subsidiary of SCMI.

SCMI also serves as investment adviser to each of the Portfolios of Schroder Capital Funds and Schroder Capital Funds II. Each of those Portfolios pays advisory fees to SCMI monthly at the following annual rates (based on the assets of each Portfolio taken separately): INTERNATIONAL EQUITY FUND - 0.45% of the Portfolio's average daily net assets; SCHRODER INTERNATIONAL BOND PORTFOLIO - 0.50% of the Portfolio's average daily net assets; SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO - 0.85% of the Portfolio's average daily net assets; SCHRODER EM CORE PORTFOLIO - 1.00% of the Portfolio's average daily net assets; and SCHRODER U.S. SMALLER COMPANIES PORTFOLIO - 0.60% of the Portfolio's average daily net assets. Each Fund, due to its investment in a Portfolio, bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

Each Fund (except Schroder U.S. Equity Fund) has entered into an investment advisory agreement with SCMI pursuant to which SCMI would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in a Portfolio. SCMI will not receive any fees under that agreement so long as a Fund continues to invest substantially all of its assets in a Portfolio (or another investment company). For further information on these dormant investment advisory agreements, see the SAI.

SCHRODER U.S. EQUITY FUND pays advisory fees to SCMI monthly at the annual rates of 0.75% of the first $100 million of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100 million.

ADMINISTRATIVE SERVICES. The Trust, on behalf of each Fund (other than U.S. Equity Fund), has entered into an administration agreement with Schroder Advisors pursuant to which Schroder Advisors provides certain management and administrative services to these Funds. The Trust, on behalf of each Fund has entered into subadministration agreements with Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 ("FAdS"), pursuant to which FAdS provides certain management and administrative services necessary for the Funds' operations. The Trust pays fees to Schroder Advisors and to FAdS monthly at the following annual rates: SCHRODER INTERNATIONAL FUND - 0.15% and 0.05%, respectively, of the Fund's average daily net assets; SCHRODER EMERGING MARKETS FUND - 0.15% and 0.075%, respectively, of the Fund's average daily net assets; SCHRODER INTERNATIONAL SMALLER COMPANIES FUND - 0.10% and 0.075%, respectively, of the Fund's average daily net assets; SCHRODER INTERNATIONAL BOND FUND - 0.10% and 0.075%, respectively, of the Fund's average daily net assets; and SCHRODER U.S. SMALLER COMPANIES FUND - 0.25% and 0.075%, respectively, of the Fund's average daily net assets. Each of Emerging Markets Fund and International Smaller Companies Fund also is subject to a $25,000 minimum annual fee plus a $12,000 charge per class under the subadministration agreement.

Schroder Advisors and FAdS also serve as administrator and subadministrator, respectively, to each of the Portfolios of Schroder Capital Funds and Schroder Capital Funds II. Each of those Portfolios pays administration fees to Schroder Advisors and subadministration fees to FAdS monthly at the following annual rates (based on the assets of each Portfolio taken separately): INTERNATIONAL
EQUITY FUND -    % and    %, respectively, of the Portfolio's average daily net
assets; SCHRODER INTERNATIONAL BOND PORTFOLIO -    % and    %, respectively, of
the Portfolio's average daily net assets; SCHRODER INTERNATIONAL SMALLER
COMPANIES PORTFOLIO -    % and    %, respectively, of the Portfolio's average
daily net assets; SCHRODER EM CORE PORTFOLIO -    % and    %, respectively, of
the Portfolio's daily net assets; and SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
-    % and    %, respectively, of the Portfolio's average daily net assets. Each
Fund, due to its investment in a Portfolio, bears a proportionate part of the administration and subadministration fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

In order to limit the Funds' expenses, SCMI and Schroder Advisors have voluntarily agreed to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) with respect to each of the Funds to the extent that a Fund's expenses chargeable to Advisor Shares exceed the following annual rates: SCHRODER INTERNATIONAL FUND - 1.24% of the Fund's average daily net assets attributable to Advisor Shares; SCHRODER EMERGING MARKETS FUND - 1.95% of the Fund's average daily net assets attributable to Advisor Shares; SCHRODER INTERNATIONAL SMALLER COMPANIES FUND - 1.75% of the Fund's average daily net assets attributable to Advisor Shares; SCHRODER INTERNATIONAL BOND FUND - 1.20% of the Fund's average daily net assets attributable to Advisor Shares; SCHRODER U.S. EQUITY FUND - 1.75% of the Fund's average daily net assets attributable to Advisor Shares; and SCHRODER U.S. SMALLER COMPANIES FUND - 1.74% of the Fund's average daily net assets attributable to Advisor Shares. In addition, SCMI has agreed to limit the advisory fees paid by U.S. EQUITY FUND to 0.65% of the Fund's average daily net assets. FAdS may waive voluntarily all or a portion of its subadvisory fees, from time to time. The Trust pays all expenses not assumed by SCMI and Schroder Advisors, including Trustees' fees, auditing, legal, custodial, and investor servicing, and shareholder reporting expenses.

SCMI's investment decisions for each Portfolio in which a Fund invests (or, for the U.S. Equity Fund, for the Fund) are made by an investment manager or an investment team, with the assistance of an investment committee at SCMI. The Portfolio Managers for each Fund are as follows:

MICHAEL PERELSTEIN --Portfolio Manager since January 1997 of Schroder International Equity Portfolio, in which Schroder International Fund invests, and Portfolio Manager since inception of Schroder International Bond Portfolio, in which Schroder International Bond Fund invests. Mr. Perelstein is a Vice President of the Trust and of Schroder Capital Funds and is a Director and Senior Vice President of SCMI. He was previously a Managing Director, MacKay-Shields Financial Corp.

MARK BRIDGEMAN --Portfolio Manager since inception of Schroder EM Core Portfolio, in which Schroder Emerging Markets Fund invests. Mr. Bridgeman is a Vice President of SCMI.

HEATHER CRIGHTON --Portfolio Manager since inception of Schroder EM Core Portfolio, in which Schroder Emerging Markets Fund invests. Ms. Crighton is a First Vice President of SCMI.

JOHN A. TROIANO --Portfolio Manager since inception of Schroder EM Core Portfolio, in which Schroder Emerging Markets Fund invests. Mr. Troiano is a Vice President of the Trust and of Schroder Capital Funds. He is also the Chief Executive of SCMI.

RICHARD R. FOULKES --Portfolio Manager since January 1997 of Schroder International Smaller Companies Portfolio, in which Schroder International Smaller Companies Fund invests. Mr. Foulkes is a Vice President of the Trust and of Schroder Capital Funds. He is also Deputy Chairman of SCMI.

MARK ASTLEY --Portfolio Manager since inception of Schroder International Bond Portfolio, in which Schroder International Bond Fund invests. Mr. Astley is a Vice President of the Trust and of Schroder Capital Funds II. He is also a First Vice President of SCMI.

JANE P. LUCAS --Portfolio Manager since November 1995 of Schroder U.S. Equity Fund. Ms. Lucas is a Vice President of the Trust and Senior Vice President of SCMI.

PAUL MORRIS --Portfolio Manager since January 1997 of Schroder U.S. Equity Fund. Mr. Morris is Senior Vice President of SCMI. He was previously Principal and Senior Portfolio Manager, Weiss Peck & Greer, L.L.C., and Managing Director, Equity Division, UBS Asset Management.

FARIBA TALEBI --Portfolio Manager since inception of Schroder U.S. Smaller Companies Portfolio, in which Schroder U.S. Smaller Companies Fund invests. Ms. Talebi is a Vice President of the Trust and Group Vice President of SCMI.

SCMI places all orders for purchases and sales of the Funds' securities. In selecting broker-dealers, SCMI may consider research and brokerage services furnished to it and its affiliates. Schroder & Co. Inc. and Schroder Securities Limited, affiliates of SCMI, may receive brokerage commissions from the Funds in accordance with procedures adopted by the Trustees under the 1940 Act which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, SCMI may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

YEAR 2000

The Funds receive services from the investment adviser, administrators, distributor, transfer agent and custodian, which rely on the smooth functioning of their respective systems and the systems of others to perform these services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the year 1999 because of the inability of the software to distinguish the year 2000 from the year 1900. SCMI is taking steps that it believes are reasonably designed to address this potential year 2000 problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

PERFORMANCE INFORMATION

Yield (for Advisor Shares of International Bond Fund) and total return data relating to Advisor Shares of the Funds may from time to time be included in advertisements about the Funds. The "yield" of a Fund's Advisor Shares is calculated by dividing the Fund's annualized net investment income per Advisor Shares during a recent 30-day period by the net asset value per Advisor Shares on the last day of that period. When a Fund's "total return" is advertised with respect to Advisor Shares, it will be calculated for the past year, the past five years, and the past ten years (or if a Fund's Advisor Shares have been offered for a period shorter than one, five, or ten years, that period will be substituted) through the most recent calendar quarter, as more fully described in the SAI. Advertisements about a Fund may include total return information for the Fund's Investor Shares for periods prior to the initial offering date of the Fund's Advisor Shares; that information may be applicable to the Fund's Advisor Shares during the periods presented. Total return for any period of one year or less represents the actual rate of return on such an investment earned during the period, although annualized figures may also be shown in advertisements. Total return quotations assume that all dividends and distributions are reinvested when paid.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance of a Fund's Advisor Shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to its Advisor Shares. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's Advisor Shares to those of various classes of other mutual funds and other investment vehicles. Performance for each Fund's Advisor Shares may be compared to various indices. See the SAI for more information.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 29, 1988 as Schroder Capital Funds, Inc. and reorganized as a Delaware business trust on January 9, 1996. The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust's shares of beneficial interest are presently divided into nine different series. Each Fund's shares are presently divided into two classes, Advisor Shares, which are offered through this Prospectus, and Investor Shares, which are offered through a separate prospectus. Unlike Advisor Shares, Investor Shares are not subject to shareholder service and distribution fees, which will affect their performance relative to Advisor Shares. To obtain more information about Investor Shares, contact Schroder Capital Funds (Delaware) at 1-800-290-9826. The Trust's principal office is located at Two Portland Square, Portland, Maine 04101, and its telephone number is 1-207-879-8903.

Each share has one vote, with fractional shares voting proportionally. Shareholders of a class of shares or series generally have separate voting rights with respect to matters that affect only that class or series. See "Organization and Capitalization" in the SAI. Shares are freely transferable and are entitled to dividends and other distributions as declared by the Trustees. Dividends paid by the Funds on their two classes of shares will normally differ in amount due to the differing expenses borne by the two classes. If a Fund were liquidated, each class of shares would receive the net assets of the Fund attributable to that class. The Trust may suspend the sale of a Fund's shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

INFORMATION ABOUT THE PORTFOLIOS

Each of the Funds (other than U.S. Equity Fund) seeks to achieve its investment objective by investing all of its investable assets in a Portfolio of Schroder Capital Funds or Schroder Capital Funds II, that has the same investment objective and similar policies. In that way, a Portfolio acquires investment securities directly, and a Fund acquires an indirect interest in those securities. Schroder Capital Funds is a business trust organized under the laws of the State of Delaware in September 1995. Schroder Capital Funds II is a business trust organized under the laws of the State of Delaware in December 1996. Each of Schroder Capital Funds and

Schroder Capital Funds II is registered under the 1940 Act as an open-end management investment company. The assets of a Portfolio belong only to, and the liabilities of a Portfolio are borne solely by, that Portfolio and no other Portfolio of Schroder Capital Funds or Schroder Capital Funds II.

A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. All other investors in a Portfolio invest on the same terms and conditions as the Fund and pay a proportionate share of the Portfolio's expenses.

The Portfolios normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, in accordance with applicable law the Board of Trustees will either: (1) solicit voting instructions from Fund shareholders with regard to the voting of all proxies with respect to a Fund's shares and vote such proxies in accordance with such instructions, or (2) vote the interests held by a Fund in the same proportion as the vote of all other holders of the Portfolio's interests. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

The Portfolios do not sell their shares directly to members of the general public. Another investor in a Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund investing in that Portfolio and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the same Portfolio. Information regarding any such funds in the future will be available by calling 1-800-730-2932.

Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement of a material fact in, or omission of a material fact from, the registration statement. Each of Schroder Capital Funds and Schroder Capital Funds II, their Trustees, and certain of their officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, Schroder Capital Funds or Schroder Capital Funds II may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in a Portfolio, including a Fund. Each investor in a Portfolio, including the Trust, is required to indemnify Schroder Capital Funds or Schroder Capital Funds II, as the case may be, and their Trustees and officers ("SCF Indemnitees") against certain claims.

Indemnified claims are those brought against SCF Indemnitees based on a misstatement of a material fact in, or omission of a material fact from, a registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Capital Funds or Schroder Capital Funds II, as the case may be, and was supplied to the investor by Schroder Capital Funds or Schroder Capital Funds II, as the case may be. Similarly, Schroder Capital Funds or Schroder Capital Funds II, as the case may be, is required to indemnify each investor in a Portfolio, including a Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Capital Funds or Schroder Capital Funds II, as the case may be, that is supplied to the investor by Schroder Capital Funds or Schroder Capital Funds II, as the case may be.

A Fund's investment in a Portfolio may be affected by the actions of other large investors in the Portfolio; for example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

A Fund may withdraw its entire investment from a Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in the Portfolio who, by a vote of the shareholders of all investors (including the

Fund), changed the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If a Fund should withdraw its investment from a Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of a Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant adverse impact on shareholders of the Fund.

Each investor in a Portfolio, including a Fund, may be liable for all obligations of the Portfolio. The risk to an investor in a Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be remote. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

                                   APPENDIX A
                     RATINGS OF CORPORATE DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")
FIXED-INCOME SECURITY RATINGS

"Aaa"         Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
"Aa"          Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in
              "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
"A"           Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
"Baa"         Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
              Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
              Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.
"Ba"          Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
              Uncertainty of position characterizes bonds in this class.
"B"           Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
"Caa"         Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
"Ca"          Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
"C"           Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING GROUP ("STANDARD & POOR'S")
FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA"         Fixed-income securities rated "AAA" have the highest rating assigned by Standard
              & Poor's. Capacity to pay interest and repay principal is extremely strong.
"AA"          Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
"A"           Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.
"BBB"         Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.
              Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.
"BB"          Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
"B"           Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments.
              Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC"         Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
"CC"          The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.
"C"           The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.
"CI"          The rating "CI" is reserved for fixed-income securities on which no interest is being paid.
"NR"          Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1"         Indicates that the degree of safety regarding timely payment is very strong.
"A-2"         Indicates capacity for timely payment on issues with this designation is strong.
              However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
"A-3"         Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     [LOGO]

                       SCHRODER CAPITAL FUNDS (DELAWARE)

                          SCHRODER INTERNATIONAL FUND

                               SCHRODER EMERGING
                                  MARKETS FUND

                             SCHRODER INTERNATIONAL
                             SMALLER COMPANIES FUND

                             SCHRODER INTERNATIONAL
                                   BOND FUND

                           SCHRODER U.S. EQUITY FUND

                                 SCHRODER U.S.
                             SMALLER COMPANIES FUND

                       Schroder Capital Funds (Delaware)
                                  P.O. Box 446
                             Portland, Maine 04112
                                 1-800-290-9826

                                 ADVISOR SHARES

                                                                      PROSPECTUS
                                                                   MARCH 1, 1998

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

SUBADMINISTRATOR
Forum Administrative Services, LLC
Two Portland Square
Portland, Maine 04101

CUSTODIAN
The Chase Manhattan Bank
Chase MetroTech Center
Brooklyn, New York 11245
and
Global Custody Division
125 London Wall
London EC2Y 5AJ, United Kingdom

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Shareholder Services, LLC
P.O. Box 446
Portland, Maine 04112

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                        SCHRODER CAPITAL FUNDS (DELAWARE)

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

                                   PROSPECTUS

                                 INVESTOR SHARES

                                  MARCH 1, 1998


The Schroder Capital Funds are mutual funds offering a wide range of investment objectives. SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO ( the "Fund") is a non-diversified series of shares of Schroder Capital Funds (Delaware). The Fund invests substantially all of its assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"). The Portfolio is a separately managed, non-diversified portfolio of Schroder Capital Funds, which, like Schroder Capital Funds ( Delaware), is an open-end management investment company. Schroder Capital Management International Inc. serves as investment adviser to the Fund and to the Portfolio.

This Prospectus explains concisely the information that a prospective investor should know before investing in Investor Shares of the Fund. Please read it carefully and keep it for future reference. Investors can find more detailed information about Schroder Capital Funds (Delaware) (the "Trust") in the March 1, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information, please call 1-800-290-9826. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Prospectus and the Statement of Additional Information are available along with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================



               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


 SCHRODER CAPITAL FUNDS (DELAWARE) 1-800-290-9826            SCHRODER SERIES TRUST  1-800-464-3108

 SCHRODER INTERNATIONAL FUND                                 SCHRODER LARGE CAPITALIZATION EQUITY FUND
 SCHRODER EMERGING MARKETS FUND                              SCHRODER SMALL CAPITALIZATION VALUE FUND
 SCHRODER INTERNATIONAL SMALLER COMPANIES FUND               SCHRODER MIDCAP VALUE FUND
 SCHRODER INTERNATIONAL BOND FUND                            SCHRODER INVESTMENT GRADE INCOME FUND
 SCHRODER U.S. EQUITY FUND                                   SCHRODER SHORT-TERM INVESTMENT FUND
 SCHRODER U.S. SMALLER COMPANIES FUND
 SCHRODER MICRO CAP FUND

================================================================================

FUND STRUCTURE

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio ( a "Portfolio") of Schroder Capital Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. Accordingly, the investment experience of the Fund will correspond directly with the investment experience of the Portfolio. See "Other Information -- Information about the Portfolio."

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in Investor Shares of the Fund. The "Shareholder Transaction Expenses" table below summarizes the maximum transaction costs you would incur by investing in Investor Shares of the Fund. "Annual Operating Expenses" show the expenses incurred by the Fund for the most recent fiscal year. Annual Operating Expenses of the Fund include the Fund's pro rata portion of all operating expenses of the Portfolio. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.

SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Load Imposed on Purchases                              .......................None
  Maximum Sales Load Imposed on Reinvested Dividends                   .......................None
  Deferred Sales Load                                                  .......................None
  Purchase Charge (based on amount invested((1)                        ..................... 0.50%
  Redemption Charge (based on net asset value of shares redeemed)(1)   ......................0.50%

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (after waivers) (2)(3)                                 ......................0.89%
12b-1 Fees                                                             .......................None
Other Expenses (after waivers and reimbursements)                      ......................0.52%
-------------------------------------------------                                            -----
Total Fund Operating Expenses (after waivers and reimbursements) (3)   ......................1.41%

----------------------------

(1) The Purchase and Redemption Charges are collected by the Fund and paid to the Portfolio to compensate the other investors in the Portfolio for expenses incurred in connection with purchases and sales of portfolio securities. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."
(2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
(3) Management Fees and Total Operating Expenses reflect expense limitations currently in effect. See "Management of the Fund -- Expenses." In the absence of the expense limitations, Management Fees, Other Expenses, and Total Fund Operating Expenses would be 1.10% , .52%, and 1.62%, respectively.

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period.

The tables and Example are provided to help you understand your share of the operating expenses of the Fund attributable to Investor Shares. THE TABLE AND EXAMPLE DO NOT REPRESENT PAST OR FUTURE EXPENSE LEVELS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. FEDERAL REGULATIONS REQUIRE THE EXAMPLE TO ASSUME A 5% ANNUAL RETURN, BUT ACTUAL ANNUAL RETURN WILL VARY.

                                                       1 YEAR      3 YEARS        5 YEARS       10 YEARS
                                                       ------      -------        -------       --------
  Assuming no redemption                                $19          $50            $82           $174
  Assuming full redemption at end of period             $24          $55            $87           $179

FINANCIAL HIGHLIGHTS

The financial highlights of the Fund presented below have been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The financial statements for the period ended October 31, 1997 for the Fund and the related independent accountants' report are incorporated by reference into the Statement of Additional Information (the "SAI"). Further information about the performance of the Fund is also contained in its Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.

                                                                                           Period Ended
                                                                                           October 31,
                                                                   -------------------------------------------------------------
                                                                          1997               1996(A)              1995(B)
                                                                          ----               -------              -------

Net Asset Value, Beginning of Period                                      $11.06              $10.63              $10.00
                                                                          ------              ------              ------
Investment Operations:
     Net Investment Income (Loss)(c)                                        0.06                0.02                0.02
     Net Realized and Unrealized Gain (Loss) on Investments(d)             (0.03)               0.43                0.61
                                                                           ------               ----                ----
Total from Investment Operations                                            0.03                0.45                0.63
                                                                            ----                ----                ----
     Distributions from Net Investment Income                              (0.01)              (0.02)              --
                                                                           ------              ------              --
Total Distributions                                                        (0.01)              (0.02)               --
                                                                           ------              ------               --
Net Asset Value, End of period                                            $11.08              $11.06              $10.63
                                                                          ======              ======              ======

Total Return (e)(f)                                                         0.27%               4.22%               6.30%

Ratios/Supplementary Data:
Net Assets at End of period (000s omitted)                              $179,436             $167,570             $18,423
Ratios to Average Net Assets:
     Expenses including reimbursement/waiver(c)                             1.41%               1.60%               1.58%(g)
     Expenses excluding reimbursement/waiver(c)                             1.62%               1.71%               2.45%(g)
     Net investment income (loss) including
       waiver(c)                                                            0.51%               0.36%               0.46%(g)
     Average Commission Rate Per Share(h)                                  $0.0020             $0.0008              N/A
     Portfolio Turnover Rate(i)                                            43.13%             102.70%             44.10%
---------------------------------

(a) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were designated as Investor Shares.
(b) The Fund commenced operations on March 31, 1995 and converted to Core and Gateway(R) on November 1, 1995.
(c) For the periods ending after October 31, 1995, includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) For the period ended October 31, 1996, the amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.
(f) Total return would have been lower had certain expenses not been reduced during the periods shown.
(g)  Annualized.
(h) For the fiscal periods beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid by the Portfolio to brokers on the purchase and sale of equity securities on which commissions are charged.
(i) Portfolio turnover represents the rate of portfolio activity. The rate after October 31, 1995 represents the portfolio turnover rate of the Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION THROUGH DIRECT OR INDIRECT INVESTMENT IN EQUITY AND DEBT SECURITIES OF ISSUERS DOMICILED OR DOING BUSINESS IN EMERGING MARKET COUNTRIES IN REGIONS SUCH AS SOUTHEAST ASIA, LATIN AMERICA, AND EASTERN AND SOUTHERN EUROPE. The Fund is not intended to be a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

THE FUND CURRENTLY SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN A MANAGED PORTFOLIO OF SCHRODER CAPITAL FUNDS. THAT PORTFOLIO IS REFERRED TO IN THIS PROSPECTUS AS A "PORTFOLIO." IN REVIEWING THE DESCRIPTION OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES BELOW, INVESTORS SHOULD ASSUME THAT THE INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO ARE THE SAME IN ALL MATERIAL RESPECTS AS THOSE OF THE FUND. SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("SCMI") IS THE INVESTMENT ADVISER TO THE FUND AND PORTFOLIO.

An "emerging market" country is any country not included at the time of investment in the Morgan Stanley Capital International World Index of major world economies. Those economies currently include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States of America. SCMI may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country; any such country would then constitute an emerging market country for purposes of investment by the Fund.

The Fund normally invests at least 65% of its assets in securities of issuers determined by SCMI to be emerging market issuers. The Fund may invest the remainder of its assets of issuers located anywhere in the world. The Fund may invest in equity or debt securities of any kind. Equity securities may include, for example, common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights and warrants, and non-convertible debt securities. They may also include American Depositary Receipts, European Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Fund may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities, including emerging market issuers. The Fund is a non-diversified mutual fund. See "Non-Diversification and Geographic Concentration."

The Fund may invest up to 35% of its assets in debt securities, including lower-quality, high-yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations -- Debt securities."

An issuer of a security will be considered to be an emerging market issuer if SCMI determines that: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) at least 50% of its assets are situated in emerging market countries. The Fund may consider investment companies to be located in the country or countries in which SCMI determines they focus their investments.

There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. When the Fund has invested a substantial portion of its assets in the securities of a single country, it will be more susceptible to the risks of investing in that country than would a fund investing in a geographically more diversified portfolio.

The Fund's investment objective may not be changed without shareholder approval. The investment policies of the Fund may, unless otherwise specifically stated, be changed by the Trust's Board of Trustees without a vote of the shareholders. All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment, except that the policies stated with regard to borrowing and liquidity will be observed at all times.

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The Fund also may engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices (some of which may be considered "derivative" investments), including limitations designed to reduce these risks.

FOREIGN SECURITIES. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including without limitation the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity is unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. Except as otherwise provided in this Prospectus, there is no limit on the amount of the Fund's assets that may be invested in foreign securities.

If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

In determining whether to invest in debt securities of foreign issuers, SCMI considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid. See "How to Sell Shares -- Dividends, Distributions and Taxes."

The Fund may invest in securities of issuers in emerging market countries with respect to some or all of its assets. The securities' prices and relative currency values of emerging market investments are subject to greater volatility than those of issuers in many more developed countries. Investments in emerging market countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Fund to the credit risk of its counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect these countries' economies and securities markets.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. The Fund may engage in foreign currency exchanges transactions to protect against uncertainty in the level of future exchange rates. Although the strategy of engaging in foreign currency exchange transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency.

In particular, the Fund may enter into foreign currency exchange transactions to protect against a change in exchange ratios that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipation hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging"). INSERT TIM'S SENTENCE HERE?] To a limited extent, the Fund may purchase forward International contracts to increase exposure in foreign currencies that are expected to appreciate and thereby increase total return.

SCMI may seek to enhance the Fund's investment return through active currency management. SCMI may buy or sell currencies of the Fund, on a spot or forward basis, in an attempt to profit from inefficiencies in the pricing of various currencies or of debt securities denominated in those currencies. When investing in foreign securities, the Fund usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

The Fund may also enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a forward contract. Currently, only a limited market, if any, exists for exchange transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit the Fund's ability to hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict accurately changes in relative currency values, the direction of stock prices or interest rates, and other economic factors.

From time to time, the Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). From time to time, the Fund may also engage in "proxy" hedging; whereby the Fund \would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which SCMI believes correlates to the value of the first currency. Cross hedging and proxy hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that are the subject of the hedge.

INVESTMENTS IN SMALLER COMPANIES. The Fund may invest all or a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. See "Additional Information Regarding Investments -- Micro and Small Cap Companies -- Unseasoned Issuers" in the SAI.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Fund to dispose of such securities may be greatly limited, and the Fund may have to continue to hold such securities during periods when SCMI would otherwise have sold the securities. It is possible that SCMI or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Fund. See "Additional Information Regarding Investments -- Micro and Small Cap Companies, and -- Unseasoned Issuers" in the SAI.

LEVERAGE. The Fund may engage in forward commitments, described below and in the SAI, which may have the same economic effect as if the Fund had borrowed money. Leverage increases the Fund's market exposure and risk and may result in losses. When the Fund is using leverage and its investments increase or decrease in value, its net asset value normally increases or decreases more than if it were not leveraged. Successful use of leverage depends on SCMI's ability to predict market movements correctly. The amount of leverage that can exist at any one time will not exceed one-third of the value of the Fund's total assets.

DEBT SECURITIES; ZERO COUPON AND PAYMENT-IN-KIND BONDS. The Fund may invest in debt securities. The Fund may invest in debt securities either to earn investment income or to benefit from changes in the market values of such securities. Debt securities are subject to market risk; that is, the fluctuation of market value in response to changes in interest rates; and to credit risk; that is, the risk that the issuer may become unable or unwilling to make timely payments of principal and interest.

The Fund also may invest in lower-quality, high-yielding debt securities rated below investment grade. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which the Fund may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in Appendix A to this Prospectus.

In addition, lower-rated securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Fund may at times invest in so-called "zero coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. From time to time, the Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only recently and, therefore, do not have a long payment history.

The Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although SCMI will monitor the investment to determine whether continues investment in the security will assist in meeting the Fund's investment objective.

OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in a variety of transactions involving the use of options and futures contracts for purposes of increasing its investment return or hedging against market changes. The Fund may engage in such transactions for hedging purposes or, to the text permitted by applicable law, to increase its current return.

The Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Fund may also buy and sell put and call options on such securities for hedging purposes. When the Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

The Fund may buy and sell futures contracts. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index future transaction, the Fund may realize a gain or loss. The Fund may also purchase warrants, issued by banks or other financial institutions, whose values are based on the values from time to time of one or more securities indices.

The Fund may buy and sell futures contracts on U.S. government obligations or other debt securities. A futures contract on a debt security is a contract to by and sell a certain amount of the debt security at an agreed price on a specified future date. Depending on the change in the value of the security when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss.

The Fund may purchase or sell options on futures contracts or on securities indices in addition to or as an alternative to purchasing and selling futures contracts.

The Fund may purchase and sell futures contracts, options on futures contracts, and options on securities indices for hedging purposes or, to the extent permitted by applicable law, to increase its current return.

The Fund may also purchase and sell put and call options on foreign currencies, futures contracts on foreign currencies, and options on foreign currency futures contracts as an alternative, or in addition to, the foreign currency exchange transactions described above. Such transactions are similar to options and futures contracts on securities, except that they typically contemplate that one party to a transaction will deliver one foreign currency to the other in return for another currency (which may or may not be the U.S. dollar).

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS. Options and futures transactions involve costs and may result in losses. The use of options and futures involves certain special risks, including the risks that the Fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that SCMI may not forecast market movements correctly.

The effective use of options and futures strategies is dependent on, among other things, the Fund's ability to terminate options and futures positions at times when SCMI deems it desirable to do so. Although the Fund will enter into an option or futures contract position only if SCMI believes that a liquid secondary market exists for that option or futures contract, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

The Fund generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter markets. The Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of SCMI, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities or index, or in the prices of the securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of SCMI to forecast market movements correctly.

Because the markets for certain options and futures contracts in which the Fund will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such investments may be limited. The Fund's ability to engage in hedging transactions may be limited by certain regulatory and tax considerations. The Fund's hedging transactions may affect the character or amount of its distributions. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997.

For more information about any of the options or futures portfolio transactions described above, see the SAI.

NON-DIVERSIFICATION AND GEOGRAPHIC CONCENTRATION. The Fund is a "non-diversified" series of an investment company, and it may invest in a more limited number of issuers than may other investment companies. Under the
Internal Revenue Code, however, an investment company, including a non-diversified investment company, generally may not invest more than 25% of its total assets in obligations of any one issuer other than U.S. government obligations and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government obligations). Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to the Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations.

SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. The Fund may lend portfolio securities amounting to not more than 25% of its assets to brokers, dealers and financial institutions meeting specified credit conditions, and may enter into repurchase agreements without limit. These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering its assets or realizing on the collateral. The Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involve a risk of loss if the value of the securities declines prior to the settlement date.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund is permitted to invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by SCMI or its affiliates or by unaffiliated parties. Pursuant to the 1940 Act, the Fund may invest in the shares of other investment companies that invest in securities in which the Fund is permitted to invest, subject to the limits and conditions required under the 1940 Act or any orders, rules or regulations thereunder. When investing through investment companies, the Fund may pay a premium above such investment companies' net asset value per share. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Fund would continue to pay its own fees and expenses.

LIQUIDITY. The Fund will not invest more than 15% of its net assets in securities determined by SCMI to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by SCMI to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities. There can, however, be no assurance that the Fund will be able to sell such securities at any time when SCMI deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.

ALTERNATIVE INVESTMENTS. At times, SCMI may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SCMI may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest without limit in U.S. government obligations and other high-quality debt instruments and any other investment SCMI considers to be consistent with such defensive strategies, and may hold any portion of its assets in cash.

PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such securities sales may result in realization of taxable capital gain.

HOW TO BUY SHARES

Investors may purchase Investor Shares of the Fund directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Shareholder Services, LLC, the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries". Investments also may be made through broker-dealers and other financial institutions ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares. Investors wishing to purchase Shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions. A Service Organization is responsible for forwarding all necessary documentation to the Trust, and may charge for its services.

The Fund's Investor Shares are offered at the net asset value next-determined after receipt of a completed account application (at the address set forth below)and your purchase request in good order. The minimum initial investment is $250,000. There is no minimum subsequent investment. A Service Organization may impose higher minimums on an initial and subsequent investment. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. This charge is paid to the Portfolio and is designed to compensate shareholders for the transaction costs incurred in purchasing securities because of an investment in the Fund, including brokerage commissions in acquiring portfolio securities; currency transaction costs and transfer agent costs; and to protect the interests of shareholders. This charge, which is not a sales charge, is assessed by the Fund and paid to the Portfolio, not to Schroder Advisors or any other entity. The purchase charge is not assessed on the reinvestment of dividends or distributions or shares purchased through a subscription in kind.

Purchases may be made by mailing a check (in U.S. dollars), payable to the Fund to:

     Schroder Emerging Markets Fund Institutional Portfolio -- Investor Shares P.O. Box 446
     Portland, Maine 04112

For initial purchases, the check must be accompanied by a completed account application in proper form. Further documentation, such as corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

You may make subsequent purchases by mailing a check, by sending a bank wire, or through your Service Organization, as indicated. All payments should clearly indicate the shareholder's name and account number.

Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

                  The Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Shareholder Services, LLC
                  Account. No.: 910-2-718187
                  Ref.: Schroder Emerging Markets Fund Institutional Portfolio--
                        Investor Shares
                  Account of: (shareholder name)
                  Account No.: (shareholder account number)

The wire order must specify the name of the Fund, the shares' class (I.E., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned, and a completed account application must be mailed to the Fund before any transaction will be effected. Wire orders received prior to the close of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open for trading are processed at the net asset value next determined as of that day. Wire orders received after the close of the Exchange are processed at the net asset value next determined.

The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions are automatically reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent are reinvested, and the checks are canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

Investor Shares are offered in connection with tax-deferred retirement plans, including traditional and Roth IRAs. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming Bank Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $250. Generally, contributions and investment earnings in a traditional IRA grow tax-deferred until withdrawn. In contrast, contributions to a Roth IRA are not tax-deductible, but investment earnings generally grow tax-free. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or qualified plan. Consult your tax advisor.

EXCHANGES

You may exchange the Fund's Investor Shares for Investor Shares of any fund offered by the Schroder family of funds so long as the investment meets the initial investment minimum of the fund being purchased, and the shareholder maintains the applicable minimum account balance in the fund in which the Shares are held. Exchanges between funds are at net asset value.

For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. If a shareholder owns Investor Shares through a Service Organization, the shareholder must make an exchange through the Service Organization. If a shareholder owns Investor Shares directly, the shareholder may make an exchange by calling the Transfer Agent at 1-800-344-8332 (see "How to Sell Shares -- By Telephone") or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other funds of the Schroder family of funds may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

STATEMENT OF INTENTION

Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $250,000 or more in Investor Shares of the Fund within a period of 13 months.

Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion to the account application form. [THIS SENTENCE DOES NOT SEEN NECESSARY AS THERE IS NO SUBSEQUENT INVESTMENT MINIMUM -- DELETE?]Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent. The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

HOW TO SELL SHARES

A shareholder can sell his or her Investor Shares in the Fund to the Fund any day the Exchange is open, either through the Service Organization or directly to the Fund. If Shares are held in the name of a Service Organization, a shareholder may only sell the shares through that Service Organization. The Trust will only redeem shares for which it has received payment.

Investor Shares are redeemed at their next determined net asset value after receipt by the Fund (see the address set forth under "How to Buy Shares") of a redemption request in proper form. Redemption requests that are received prior to the close of the Exchange on a day on which the Exchange is open are processed at the net asset value determined as of that day. Redemption requests that are received after the close of the Exchange are processed at the net asset value next determined. See "Net Asset Value".

TELEPHONE REQUESTS

Redemption requests may be made by a shareholder of record by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the account application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but either or both may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

WRITTEN REQUESTS

Redemptions may be made by a shareholder of record by letter to the Fund specifying the class of Shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

If Investor Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request, and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Trust suggests that certificates be sent by registered mail.

ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds normally are mailed within seven days. No redemption proceeds are mailed until checks in payment for the purchase of the Investor Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption is sent to the shareholder's address of record.

The Fund may suspend the right of redemption during any period when: (1) trading on the Exchange is restricted or that exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

If the Trust's Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Investor Shares in whole or in part by a distribution in kind of portfolio securities in lieu of cash. The Fund will, however, redeem Investor Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder.
 In the event that payment for redeemed Investor Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.

The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account (other than an IRA) if at any time the account does not have a value of at least $100,000, unless the value of the account falls below that amount solely as a result of market activity.
Shareholders will be notified that the value of the account is less than the required minimum and will be allowed at least 30 days to make an additional investment to increase the account balance to at least the required minimum amount.

The Trust may also redeem shares if a shareholder owns shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

The Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of its Investor Shares outstanding. Shares are valued as of the close of the Exchange ( normally 4:00 p.m. Eastern time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values determined by SCMI. The net asset value of the Fund's Investor Shares will generally differ from that of its other classes of shares due to the variance in daily net income realized by and dividends paid on each class of shares, and any differences in the expenses of the different classes. All assets and liabilities of the Fund denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

DISTRIBUTION OPTIONS: (1) reinvest all distributions in additional Investor Shares of the Fund; (2) receive distributions from net investment income in cash while reinvesting capital-gain distributions in additional Investor Shares; (3) receive distributions from net investment income in Additional Investor Shares while receiving capital-gain distributions in cash; or (4) receive all distributions in cash. An investor can change the distribution option by notifying the Transfer Agent in writing. If the investor does not select an option when the account is opened, all distributions by the Fund will be reinvested in Investor Shares of the Fund. Investors will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.

All Fund distributions will be taxable to a shareholder as ordinary income, except that any distributions of net long-term capital gain will be taxed as such, regardless of how long the shareholder has held the shares. Pursuant to the Taxpayer Relief Act of 1997 ( the "1997 Act "), long-term capital gain will be subject to a maximum rate of 28% or 20%, depending upon the holding period of the portfolio investment generating the gain. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by the Fund for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Fund. Investors should consult their tax advisors to determine the precise effect of an investment in the Fund on their particular tax situation.

CERTAIN INFORMATION REGARDING FOREIGN TAXES. Foreign governments may impose taxes on certain of the Fund's investments, which generally would reduce the income of the Fund. However, an offsetting tax credit or deduction may be available to investors.

The Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Fund. If the Fund does make such an election, its shareholders would include as gross income in their federal income tax returns both: (1) distributions received from the Fund and (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations ( including, with respect to a foreign tax credit, a holding period requirement imposed pursuant to the 1997 Act), to take a foreign tax credit against their federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

THE PORTFOLIO

The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gain and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

The Portfolio intends to conduct its operations so as to enable the Fund, if it invests all of its assets in the Portfolio, to qualify as a regulated investment company.

MANAGEMENT OF THE TRUST

The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. The business and affairs of the Portfolio are managed under the direction of the Board of Trustees of Schroder Capital Funds (the "Core"). Information regarding the Trustees and executive officers of the Trust, as well as the trustees and executive officers of the Core, may be found in the SAI under "Management --Trustees and Officers".

Schroder Capital Management International Inc. is the investment adviser to the Fund. SCMI is a wholly owned U.S. subsidiary of Schroders U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management and securities businesses. Affiliates of Schroders U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. SCMI and its United Kingdom affiliate, Schroder Capital Management International, Ltd., together have served as investment managers for approximately $28 billion as of September 30, 1997. Schroders U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates ("Schroder Group") engage in international merchant banking and investment management businesses, and as of September 30, 1997, had under management assets of over $175 billion. Schroder Fund Advisors Inc. ("Schroder Advisors") is a wholly owned subsidiary of SCMI.

SCMI also serves as investment adviser to the Portfolio. SCMI is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The Fund, due to its investment in the Portfolio, bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

The Fund has entered into an investment advisory agreement with SCMI pursuant to which SCMI would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the Portfolio (or another investment company). SCMI is not entitled to receive any fees under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio (or another investment company). If SCMI were to manage the Fund's assets directly under the investment advisory agreement, the Fund would pay fees to SCMI monthly at the annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATIVE  SERVICES.  The Trust, on behalf of the Fund, has entered into an administration agreement with Schroder Advisors pursuant to which Schroder Advisors provides certain management and administrative services necessary for the Fund's operations. The Trust, on behalf of the Fund, has entered into a subadministration agreement with Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 ("FAdS"), pursuant to which FAdS provides certain management and administrative services necessary for the Fund's operations. Schroder Advisors is entitled to compensation at an annual rate of 0.05% of the Fund's average daily net assets. FAdS is entitled to compensation at the annual rate of 0.05% of the Fund's average daily net assets.

Schroder Advisors and FAdS also serve as administrator and subadministrator, respectively, to the Portfolio. The Trust, on behalf of the Portfolio, pays administration fees to Schroder Advisors and subadministration fees to FAdS monthly at the annual rates of 0.05% and 0.10%, respectively, of the Portfolio's average daily net assets;

In order to limit the Fund's expenses, SCMI and Schroder Advisors have voluntarily agreed to reduce their compensation (and, if necessary, to pay certain expenses of the Fund) with respect to the Fund to the extent that the Fund's expenses chargeable to Investor Shares exceed the annual rate of 1.70%. FAdS may waive voluntarily all or a portion of its subadvisory fees, from time to time. The Trust pays all expenses not assumed by SCMI and Schroder Advisors, including Trustees' fees, auditing, legal, custodial, and investor servicing, and shareholder reporting expenses.


SCMI's investment decisions for the Portfolio are made by an investment manager or an investment team, with the assistance of an investment committee at SCMI. Mr. John A. Troiano, a Vice President of the Trust and of Schroder Capital Funds, and Chief Executive of SCMI, Ms. Heather Crighton, a First Vice President of SCMI, and Mr. Mark Bridgeman, a Vice President of SCMI, are primarily responsible for managing Schroder Emerging Markets Fund Institutional Portfolio, in which the Fund invests. Mr. Troiano managed the Fund's investment portfolio from its inception until it invested its assets in the Portfolio and has managed the Portfolio's assets since its inception.


SCMI places all orders for purchases and sales of the Fund' securities. In selecting broker-dealers, SCMI may consider research and brokerage services furnished to it and its affiliates. Schroder & Co. Inc. and Schroder Securities Limited, affiliates of SCMI, may receive brokerage commissions from the Fund in accordance with procedures adopted by the Trustees under the 1940 Act which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers.

PERFORMANCE INFORMATION

Total return data relating to Investor Shares of the Fund may from time to time be included in advertisements about the Fund. The Fund's total return with respect to Investor Shares is calculated for the past year, the past five years, and the past ten years (or if the Fund's Investor Shares have been offered for a period shorter than five or ten years, that period will be substituted) since the establishment of the Fund, as more fully described in the SAI. Total return quotations assume that all dividends and distributions are reinvested when paid.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance of the Fund's Investor Shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to its Investor Shares. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. Quotations of total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of the Fund's Investor Shares to those of various classes of other mutual Funds and other investment vehicles. Performance for the Fund's Investor Shares may be compared to various indices. See the SAI for a fuller discussion of performance information.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 29, 1988 as Schroder Capital Funds, Inc. and reorganized as a Delaware business trust on January 9, 1996. The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust's shares of beneficial interest are presently divided into nine different series. The Fund's shares are presently divided into two classes, Investor Shares, which are offered through this Prospectus, and Advisor Shares, which are offered through a separate prospectus. Unlike Investor Shares, Advisor Shares are subject to shareholder service and distribution fees, which will affect their performance relative to Investor Shares. To obtain more information about Advisor Shares, contact Schroder Capital Funds (Delaware) at 1-800 290-9826. The Trust's principal office is located at Two Portland Square, Portland, Maine 04101, and its telephone number is 1-207-879-8903.

Each share has one vote, with fractional shares voting proportionally. Shareholders of a class of shares or series generally have separate voting rights with respect to matters that affect only that class or series. See "Organization and Capitalization" in the SAI. Shares are freely transferable and are entitled to dividends and other distributions as declared by the Trustees. Dividends paid by the Fund on its two classes of shares will normally differ in amount due to the differing expenses borne by the two classes. If the Fund were liquidated, each class of shares would receive the net assets of the Fund attributable to that class. The Trust may suspend the sale of the Fund's shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

INFORMATION ABOUT THE PORTFOLIO

The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and similar policies. In that way, the Portfolio acquires investment securities directly, and the Fund acquires an indirect interest in those securities. Schroder Capital Funds is a business trust organized under the laws of the state of Delaware in September 1995. Schroder Capital Funds is registered under the 1940 Act as an open-end management investment company. The assets of the Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, that Portfolio and no other portfolio of Schroder Capital Funds.

The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. All other investors in the Portfolio invest on the same terms and conditions as the Fund and pay a proportionate share of the Portfolio's expenses.

The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio is entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, in accordance with applicable law the Board of Trustees will either: (1) solicit voting instructions from Fund shareholders with regard to the voting of all proxies with respect to a Fund's shares and vote such proxies in accordance with such instructions, or (2) vote the interests held by a Fund in the same proportion as the vote of all other holders of the Portfolio's interests.. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

The Portfolio does not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. Information regarding any such fund in the future will be available by calling 1-800-730-2932.

Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement of a material fact in, or omission of a material fact from, the registration statement. Schroder Capital Funds, its Trustees, and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, Schroder Capital Funds may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in the Portfolio, including the Fund. Each investor in the Portfolio, including the Trust, is required to indemnify Schroder Capital Funds and its Trustees and officers ("SCF Indemnitees") against certain claims.

Indemnified claims are those brought against SCF Indemnitees based on a misstatement of a material fact in, or omission of a material fact from, a registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Capital Funds and was supplied to the investor by Schroder Capital Funds. Similarly, Schroder Capital Funds is required to indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Capital Funds that is supplied to the investor by Schroder Capital Funds.

The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio; for example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio who, by a vote of the shareholders of all investors (including the Fund), changed the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund should withdraw its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant adverse impact on shareholders of the Fund.

Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

As of February 1, 1998, the Robert Wood Johnson Foundation held in excess of 25% of the shares of the Fund and, accordingly, may be deemed to control the Fund for purposes of the 1940 Act.

                                   APPENDIX A


                      RATINGS OF CORPORATE DEBT INSTRUMENTS



MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"  Fixed-income   securities  which  are  rated  "A"  possess  many  favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"  Fixed-income  securities  which are rated "Baa" are  considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

         Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING GROUP("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

         A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"  The  rating  "CC"  is  typically   applied  to   fixed-income   securities
subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

         Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

         Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

TABLE OF CONTENTS

FUND STRUCTURE.................................

FINANCIAL HIGHLIGHTS...........................

INVESTMENT OBJECTIVE
  AND POLICIES.................................

HOW TO BUY SHARES..............................

HOW TO SELL SHARES.............................

OTHER INFORMATION..............................

MANAGEMENT OF THE TRUST........................

APPEND IX A - Description of Securities
  Ratings Appendix..........................A-1

                                     [Logo]





                        SCHRODER CAPITAL FUNDS (DELAWARE)



                         SCHRODER EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO


                        Schroder Capital Funds (Delaware)
                                  P.O. Box 446
                              Portland, Maine 04112
                                 1-800-290-9826




                                 INVESTOR SHARES



                                                                      PROSPECTUS
                                                                   MARCH 1, 1998

INVESTMENT ADVISOR
Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

SUBADMINISTRATOR
Forum Administrative Services, LLC
Two Portland Square
Portland, Maine 04101

CUSTODIAN
The Chase Manhattan Bank
Chase MetroTech Center
Brooklyn, New York 11245
and
Global Custody Division
125 London Wall
London EC2Y 5AJ, United Kingdom

TRANSFER & DIVIDEND DISBURSING AGENT
Forum Shareholder Services, LLC
PO Box 446
Portland, Maine 04112

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                        SCHRODER CAPITAL FUNDS (DELAWARE)

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

                                   PROSPECTUS

                                 ADVISOR SHARES

                                  MARCH 1, 1998


The Schroder Capital Funds are mutual funds offering a wide range of investment objectives. SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO ( the "Fund") is a non-diversified series of shares of Schroder Capital Funds (Delaware). The Fund invests substantially all of its assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"). The Portfolio is a separately managed, non-diversified portfolio of Schroder Capital Funds, which, like Schroder Capital Funds ( Delaware), is an open-end management investment company. Schroder Capital Management International Inc. serves as investment adviser to the Fund and to the Portfolio.

This Prospectus explains concisely the information that a prospective investor should know before investing in Advisor Shares of the Fund. Please read it carefully and keep it for future reference. Investors can find more detailed information about Schroder Capital Funds (Delaware) (the "Trust") in the March 1, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information, please call 1-800-290-9826. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Prospectus and the Statement of Additional Information are available along with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov).

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================



               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


 SCHRODER CAPITAL FUNDS (DELAWARE) 1-800-290-9826            SCHRODER SERIES TRUST  1-800-464-3108

  SCHRODER INTERNATIONAL FUND                                 SCHRODER LARGE CAPITALIZATION EQUITY FUND
  SCHRODER EMERGING MARKETS FUND                              SCHRODER SMALL CAPITALIZATION VALUE FUND
  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND               SCHRODER MIDCAP VALUE FUND
  SCHRODER INTERNATIONAL BOND FUND                            SCHRODER INVESTMENT GRADE INCOME FUND
  SCHRODER U.S. EQUITY FUND                                   SCHRODER SHORT-TERM INVESTMENT FUND
  SCHRODER U.S. SMALLER COMPANIES FUND
  SCHRODER MICRO CAP FUND

================================================================================

FUND STRUCTURE

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio ( a "Portfolio") of Schroder Capital Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. Accordingly, the investment experience of the Fund will correspond directly with the investment experience of the Portfolio. See "Other Information -- Information about the Portfolio."

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in Advisor Shares of the Fund. The "Shareholder Transaction Expenses" table below summarizes the maximum transaction costs you would incur by investing in Advisor Shares of the Fund. "Annual Operating Expenses" show the expenses incurred by the Fund in the current fiscal year. Annual Operating Expenses of the Fund include the Fund's pro rata portion of all operating expenses of the Portfolio. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.

SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Load Imposed on Purchases                              .......................None
  Maximum Sales Load Imposed on Reinvested Dividends                   .......................None
  Deferred Sales Load                                                  .......................None
  Purchase Charge (based on amount invested((1)                        ..................... 0.50%
  Redemption Charge (based on net asset value of shares redeemed)(1)   ......................0.50%

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (after waivers) (2)(3)                                 ......................0.89%
12b-1 Fees                                                             .......................None
Other Expenses (after waivers and reimbursements)                      ......................0.77%
-------------------------------------------------                                            -----
Total Fund Operating Expenses (after waivers and reimbursements) (3)   ......................1.66%

----------------------------
(1) The Purchase and Redemption Charges are collected by the Fund and paid to the Portfolio to compensate the other investors in the Portfolio for expenses incurred in connection with purchases and sales of portfolio securities. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."
(2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
(3) Management Fees and Total Operating Expenses reflect expense limitations currently in effect. See "Management of the Fund -- Expenses." In the absence of the expense limitations, Management Fees, Other Expenses, and Total Fund Operating Expenses would be 1.10% , .93%, and 2.03%, respectively.

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period.

The tables and Example are provided to help you understand your share of the operating expenses of the Fund attributable to Advisor Shares. THE TABLE AND EXAMPLE DO NOT REPRESENT PAST OR FUTURE EXPENSE LEVELS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. FEDERAL REGULATIONS REQUIRE THE EXAMPLE TO ASSUME A 5% ANNUAL RETURN, BUT ACTUAL ANNUAL RETURN WILL VARY.

                                                       1 YEAR      3 YEARS        5 YEARS       10 YEARS
                                                       ------      -------        -------       --------
  Assuming no redemption                                $22          $57            $95           $202
  Assuming full redemption at end of period             $27          $62           $100           $207

FINANCIAL HIGHLIGHTS

The financial highlights of the Fund presented below have been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The financial statements for the period ended October 31, 1997 for the Fund and the related independent accountants' report are incorporated by reference into the Statement of Additional Information (the "SAI"). Further information about the performance of the Fund is also contained in its Annual and Semi-Annual Reports, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.

                                                                       Period Ended
                                                                        October 31,
                                                                         1997(a)
                                                                         -------

Net Asset Value, Beginning of Period                                     $11.28
Investment Operations:
     Net Investment Income (Loss)                                          0.03
     Net Realized and Unrealized Gain (Loss) on Investments(b)            (0.19)
Total from Investment Operations                                          (0.16)
     Distributions from Net Investment Income                             (0.01)
Total Distributions                                                       (0.01)
Net Asset Value, End of period                                           $11.11

Total Return (c)(d)                                                       (1.42)%

Ratios/Supplementary Data:
Net Assets at End of period (000s omitted)                               $25,280
Ratios to Average Net Assets:
     Expenses including reimbursement/waiver(b)(e)                         1.66%
     Expenses excluding reimbursement/waiver(b)(e)                         2.03%
     Net investment income (loss) including
       waiver(b)(e)                                                        0.27%
     Average Commission Rate Per Share(f)                                 $0.0020
     Portfolio Turnover Rate(g)                                           43.13%

---------------------------------
(a)  Advisor Shares were first issued on November 21, 1996.
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.
(d) Total return would have been lower had certain expenses not been reduced during the period shown.
(e)  Annualized.
(f) Amount represents the average commission per share paid by the Portfolio to brokers on the purchase and sale of equity securities on which commissions are charged.
(g) Portfolio turnover represents the rate of portfolio activity of the Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION THROUGH DIRECT OR INDIRECT INVESTMENT IN EQUITY AND DEBT SECURITIES OF ISSUERS DOMICILED OR DOING BUSINESS IN EMERGING MARKET COUNTRIES IN REGIONS SUCH AS SOUTHEAST ASIA, LATIN AMERICA, AND EASTERN AND SOUTHERN EUROPE. The Fund is not intended to be a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

THE FUND CURRENTLY SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN A MANAGED PORTFOLIO OF SCHRODER CAPITAL FUNDS. THAT PORTFOLIO IS REFERRED TO IN THIS PROSPECTUS AS A "PORTFOLIO." IN REVIEWING THE DESCRIPTION OF THE FUND'S INVESTMENT OBJECTIVE AND POLICIES BELOW, INVESTORS SHOULD ASSUME THAT THE INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO ARE THE SAME IN ALL MATERIAL RESPECTS AS THOSE OF THE FUND. SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("SCMI") IS THE INVESTMENT ADVISER TO THE FUND AND PORTFOLIO.

An "emerging market" country is any country not included at the time of investment in the Morgan Stanley Capital International World Index of major world economies. Those economies currently include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States of America. SCMI may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country; any such country would then constitute an emerging market country for purposes of investment by the Fund.

The Fund normally invests at least 65% of its assets in securities of issuers determined by SCMI to be emerging market issuers. The Fund may invest the remainder of its assets of issuers located anywhere in the world. The Fund may invest in equity or debt securities of any kind. Equity securities may include, for example, common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights and warrants, and non-convertible debt securities. They may also include American Depositary Receipts, European Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Fund may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities, including emerging market issuers. The Fund is a non-diversified mutual fund. See "Non-Diversification and Geographic Concentration."

The Fund may invest up to 35% of its assets in debt securities, including lower-quality, high-yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations --Debt securities."

An issuer of a security will be considered to be an emerging market issuer if SCMI determines that: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) at least 50% of its assets are situated in emerging market countries. The Fund may consider investment companies to be located in the country or countries in which SCMI determines they focus their investments.

There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. When the Fund has invested a substantial portion of its assets in the securities of a single country, it will be more susceptible to the risks of investing in that country than would a fund investing in a geographically more diversified portfolio.

The Fund's investment objective may not be changed without shareholder approval. The investment policies of the Fund may, unless otherwise specifically stated, be changed by the Trust's Board of Trustees without a vote of the shareholders. All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment, except that the policies stated with regard to borrowing and liquidity will be observed at all times.

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The Fund also may engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices (some of which may be considered "derivative" investments), including limitations designed to reduce these risks.

FOREIGN SECURITIES. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including without limitation the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity is unable or unwilling to meet its obligations on the securities in accordance with their terms, the Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. Except as otherwise provided in this Prospectus, there is no limit on the amount of the Fund's assets that may be invested in foreign securities.

If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

In determining whether to invest in debt securities of foreign issuers, SCMI considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid. See "How to Sell Shares -- Dividends, Distributions and Taxes."

The Fund may invest in securities of issuers in emerging market countries with respect to some or all of its assets. The securities' prices and relative currency values of emerging market investments are subject to greater volatility than those of issuers in many more developed countries. Investments in emerging market countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Fund to the credit risk of its counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect these countries' economies and securities markets.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. The Fund may engage in foreign currency exchanges transactions to protect against uncertainty in the level of future exchange rates. Although the strategy of engaging in foreign currency exchange transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency.

In particular, the Fund may enter into foreign currency exchange transactions to protect against a change in exchange ratios that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipation hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging"). INSERT TIM'S SENTENCE HERE?] To a limited extent, the Fund may purchase forward International contracts to increase exposure in foreign currencies that are expected to appreciate and thereby increase total return.

SCMI may seek to enhance the Fund's investment return through active currency management. SCMI may buy or sell foreign currencies for the Fund, on a spot or forward basis, in an attempt to profit from inefficiencies in the pricing of various currencies or of debt securities denominated in those currencies. When investing in foreign securities, the Fund usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

The Fund may also enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a forward contract. Currently, only a limited market, if any, exists for exchange transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit the Fund's ability to hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict accurately changes in relative currency values, the direction of stock prices or interest rates and other economic factors.

From time to time, the Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). From time to time, the Fund may also engage in "proxy" hedging; whereby the Fund \would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which SCMI believes correlates to the value of the first currency. Cross hedging and proxy hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that are the subject of the hedge.

INVESTMENTS IN SMALLER COMPANIES. The Fund may invest all or a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Fund to dispose of such securities may be greatly limited, and the Fund may have to continue to hold such securities during periods when SCMI would otherwise have sold the securities. It is possible that SCMI or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Fund. See "Additional Information Regarding Investments -- Micro and Small Cap Companies", and -- "Unseasoned Issuers" in the SAI.

LEVERAGE. The Fund may engage in forward commitments, described below and in the SAI, which may have the same economic effect as if the Fund had borrowed money. Leverage increases the Fund's market exposure and risk and may result in losses. When the Fund is using leverage and its investments increase or decrease in value, its net asset value normally increases or decreases more than if it were not leveraged. Successful use of leverage depends on SCMI's ability to predict market movements correctly. The amount of leverage that can exist at any one time will not exceed one-third of the value of the Fund's total assets.

DEBT SECURITIES; ZERO COUPON AND PAYMENT-IN-KIND BONDS. The Fund may invest in debt securities. The Fund may invest in debt securities either to earn investment income or to benefit from changes in the market values of such securities. Debt securities are subject to market risk; that is, the fluctuation of market value in response to changes in interest rates; and to credit risk; that is, the risk that the issuer may become unable or unwilling to make timely payments of principal and interest.

The Fund also may invest in lower-quality, high-yielding debt securities rated below investment grade. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which the Fund may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in Appendix A to this Prospectus.

In addition, lower-rated securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Fund may at times invest in so-called "zero coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. From time to time, the Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only recently and, therefore, do not have a long payment history.

The Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although SCMI will monitor the investment to determine whether continues investment in the security will assist in meeting the Fund's investment objective.

OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in a variety of transactions involving the use of options and futures contracts for purposes of increasing its investment return or hedging against market changes. The Fund may engage in such transactions for hedging purposes or, to the text permitted by applicable law, to increase its current return.

The Fund may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Fund may also buy and sell put and call options on such securities for hedging purposes. When the Fund writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

The Fund may buy and sell futures contracts. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index future transaction, the Fund may realize a gain or loss. The Fund may also purchase warrants, issued by banks or other financial institutions, whose values are based on the values from time to time of one or more securities indices.

The Fund may buy and sell futures contracts on U.S. government obligations or other debt securities. A futures contract on a debt security is a contract to by and sell a certain amount of the debt security at an agreed price on a specified future date. Depending on the change in the value of the security when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss.

The Fund may purchase or sell options on futures contracts or on securities indices in addition to or as an alternative to purchasing and selling futures contracts.

The Fund may purchase and sell futures contracts, options on futures contracts, and options on securities indices for hedging purposes or, to the extent permitted by applicable law, to increase its current return.

The Fund may also purchase and sell put and call options on foreign currencies, futures contracts on foreign currencies, and options on foreign currency futures contracts as an alternative, or in addition to, the foreign currency exchange transactions described above. Such transactions are similar to options and futures contracts on securities, except that they typically contemplate that one party to a transaction will deliver one foreign currency to the other in return for another currency (which may or may not be the U.S. dollar).

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS. Options and futures transactions involve costs and may result in losses. The use of options and futures involves certain special risks, including the risks that the Fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that SCMI may not forecast market movements correctly.

The effective use of options and futures strategies is dependent on, among other things, the Fund's ability to terminate options and futures positions at times when SCMI deems it desirable to do so. Although the Fund will enter into an option or futures contract position only if SCMI believes that a liquid secondary market exists for that option or futures contract, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

The Fund generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter markets. The Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of SCMI, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities or index, or in the prices of the securities that are the subject of a hedge. The successful use of these strategies further depends on the ability of SCMI to forecast market movements correctly.

Because the markets for certain options and futures contracts in which the Fund will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such investments may be limited. The Fund's ability to engage in hedging transactions may be limited by certain regulatory and tax considerations. The Fund's hedging transactions may affect the character or amount of its distributions. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997.

For more information about any of the options or futures portfolio transactions described above, see the SAI.

NON-DIVERSIFICATION AND GEOGRAPHIC CONCENTRATION. The Fund is a "non-diversified" series of an investment company, and it may invest its assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, however, an investment company, including a non-diversified investment company, generally may not invest more than 25% of its total assets in obligations of any one issuer other than U.S. Government obligations and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer ( except U.S. Government obligations). Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to the Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The Fund may lend portfolio securities amounting to not more than 25% of its assets to brokers, dealers and financial institutions meeting specified credit conditions, and may enter into repurchase agreements without limit. These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering its assets or realizing on the collateral. The Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involve a risk of loss if the value of the securities declines prior to the settlement date.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund is permitted to invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by SCMI or its affiliates or by unaffiliated parties. Pursuant to the 1940 Act, the Fund may invest in the shares of other investment companies that invest in securities in which the Fund is permitted to invest, subject to the limits and conditions required under the 1940 Act or any orders, rules or regulations thereunder. When investing through investment companies, the Fund may pay a premium above such investment companies' net asset value per share. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Fund would continue to pay its own fees and expenses.

LIQUIDITY. The Fund will not invest more than 15% of its net assets in securities determined by SCMI to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by SCMI to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities. There can, however, be no assurance that the Fund will be able to sell such securities at any time when SCMI deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.

ALTERNATIVE INVESTMENTS. At times, SCMI may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SCMI may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest without limit in U.S. government obligations and other high-quality debt instruments and any other investment SCMI considers to be consistent with such defensive strategies, and may hold any portion of its assets in cash.

PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such securities sales may result in realization of taxable capital gain.

HOW TO BUY SHARES

Investors may purchase Advisor Shares of the Fund directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Shareholder Services, LLC, the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries". Investments also may be made through broker-dealers and other financial institutions that assist their customers in purchasing Fund Shares ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares. Investors wishing to purchase Shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions. A Service Organization is responsible for forwarding all necessary documentation to the Trust, and may charge for its services.

The Fund's Advisor Shares are offered at the net asset value next-determined after receipt of a completed account application (at the address set forth below)and your purchase request in good order. The minimum initial investment is $250,000. There is no minimum subsequent investment. A Service Organization may impose higher minimums on your initial or subsequent investment. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. This charge is paid to the Portfolio and is designed to compensate shareholders for the transaction costs incurred in purchasing securities because of an investment in the Fund, including brokerage commissions in acquiring portfolio securities; currency transaction costs and transfer agent costs; and to protect the interests of shareholders. This charge, which is not a sales charge, is assessed by the Fund and paid to the Portfolio, not to Schroder Advisors or any other entity. The purchase charge is not assessed on the reinvestment of dividends or distributions or shares purchased through a subscription in kind.

Purchases may be made by mailing a check (in U.S. dollars), payable to the Fund to:

     Schroder Emerging Markets Fund Institutional Portfolio -- Advisor Shares P.O. Box 446
     Portland, Maine 04112

For initial purchases, the check must be accompanied by a completed account application in proper form. Further documentation, such as corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

Subsequent purchases may be made by mailing a check, by sending a bank wire, or through a shareholder's Service Organization, as indicated. All payments should clearly indicate the shareholder's name and account number.

Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

                  The Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Shareholder Services, LLC
                  Account. No.: 910-2-718187
                  Ref.: Schroder Emerging Markets Fund Institutional Portfolio--
                        Advisor Shares
                  Account of: (shareholder name)
                  Account No.: (shareholder account number)

The wire order must specify the name of the Fund, the shares' class (I.E., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned, and a completed account application must be mailed to the Fund before any transaction will be effected. Wire orders received prior to the close of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open for trading are processed at the net asset value next determined as of that day. Wire orders received after the close of the Exchange are processed at the net asset value next determined.

The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions are automatically reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent are reinvested, and the checks are canceled.

DISTRIBUTOR; DISTRIBUTION PLAN

Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019, serves as Distributor of the Fund's shares. Schroder Advisors was organized in 1989 as a registered broker-dealer to serve as an administrator and distributor of the Fund and other mutual funds.

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay Schroder Advisors or others compensation in an amount limited in any fiscal year to the annual rate of 0.50% of the Fund's average daily net assets attributable to its Advisor Shares. The Fund presently make no payments under the Distribution Plans, although the Trustees may at any time authorize payments at any annual rate of up to 0.50% of a Fund's average daily net assets attributable to its Advisor Shares.

Payment under a Fund's Shareholder Servicing Plan for Advisor Shares will be considered to have been made pursuant to the Fund's Distribution Plan, to the extent such payments may be deemed to be primarily intended to result in the sale of the Fund's Advisor Shares.

SHAREHOLDER SERVICE PLAN

The Trust has adopted a shareholder service plan (the "Service Plan") for the Advisor Shares of the Fund. Under the Service Plan, the Fund pays fees to Schroder Advisors or others at an annual rate of up to 0.25% of the average daily net assets of the Fund represented by Advisor Shares. Schroder Advisors may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders. In return for providing these support services, a Service Organization may receive payments from Schroder Advisors at a rate not exceeding 0.25% of the average daily net assets of the Fund's Advisor Shares for which the Service Organization is the Service Organization of record. These administrative services may include, but are not limited to, the following functions: establishing and maintaining accounts and records relating to clients of the Service Organization; answering shareholder inquiries regarding the manner in which purchases, exchanges, and redemptions of Advisor Shares of the Trust may be effected and other matters pertaining to the Trust's services; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting shareholders in arranging for processing purchase, exchange, and redemption transactions; arranging for the wiring of funds; guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; integrating periodic statements with other customer transactions; and providing such other related services as the shareholder may request. Payments to a particular Service Organization under the Service Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a service relationship with the Service Organization. Some Service Organizations may impose additional conditions or fees, such as requiring clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or charging a direct fee for services. Such fees would be in addition to any amounts that might be paid to the Service Organization by Schroder Advisors. Please contact your Service Organization for details.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

Advisor Shares are offered in connection with tax-deferred retirement plans, including traditional and Roth IRAs. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming Bank Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $250. Generally, contributions and investment earnings in a traditional IRA grow tax-deferred until withdrawn. In contrast, contributions to a Roth IRA are not tax-deductible, but investment earnings generally grow tax-free. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or qualified plan. Consult your tax advisor.

EXCHANGES

The Fund's Advisor Shares may be exchanged for Advisor Shares of any fund offered by the Schroder family of funds so long as the investment meets the initial investment minimum of the fund being purchased, and the shareholder maintains the applicable minimum account balance in the fund in which the Shares are held. Exchanges between funds are at net asset value.

For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. If a shareholder owns Advisor Shares directly, the shareholder may make an exchange by calling the Transfer Agent at 1-800-344-8332 (see "How to Sell Shares -- By Telephone") or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. If a shareholder owns Advisor Shares through a Service Organization, the shareholder must make an exchange through the Service Organization. Exchange privileges may be exercised only in those states where shares of the other funds of the Schroder family of funds may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

HOW TO SELL SHARES

You can sell your Advisor Shares in the Fund to the Fund any day the Exchange is open, either through the Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the Shares through that Service Organization. The Trust will only redeem Shares for which it has received payment.

Advisor Shares are redeemed at their next determined net asset value after receipt by the Fund (see the address set forth under "How to Buy Shares") of a redemption request in proper form. Redemption requests that are received in good order prior to the close of the Exchange on a day on which the Exchange is open are processed at the net asset value determined as of that day. Redemption requests that are received after the close of the Exchange are processed at the net asset value next determined. See "Net Asset Value".

TELEPHONE REQUESTS

Redemption requests may be made by a shareholder of record by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the account application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but either or both may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

WRITTEN REQUESTS

Redemptions may be made by a shareholder of record by letter to the Fund specifying the class of Shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

If Advisor Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request, and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Trust suggests that certificates be sent by registered mail.

ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds normally are mailed within seven days. No redemption proceeds are mailed until checks in payment for the purchase of the Advisor Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption is sent to the shareholder's address of record.

The Fund may suspend the right of redemption during any period when: (1) trading on the Exchange is restricted or that exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

If the Trust's Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Advisor Shares in whole or in part by a distribution in kind of portfolio securities in lieu of cash. The Fund will, however, redeem Advisor Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder.
 In the event that payment for redeemed Advisor Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.

The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account (other than an IRA) if at any time the account does not have a value of at least $100,000, unless the value of the account falls below that amount solely as a result of market activity.
Shareholders will be notified that the value of the account is less than the required minimum and will be allowed at least 30 days to make an additional investment to increase the account balance to at least the required minimum amount.

The Trust may also redeem shares if a shareholder owns shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

THE FUND CALCULATES THE NET ASSET VALUE OF ITS ADVISOR SHARES BY DIVIDING THE TOTAL VALUE OF ITS ASSETS ATTRIBUTABLE TO ITS ADVISOR SHARES, LESS ITS LIABILITIES ATTRIBUTABLE TO THOSE SHARES, BY THE NUMBER OF ITS ADVISOR SHARES OUTSTANDING. Shares are valued as of the close of the Exchange ( normally 4:00 p.m. Eastern time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values determined by SCMI. The net asset value of the Fund's Advisor Shares will generally differ from that of its other classes of shares due to the variance in daily net income realized by and dividends paid on each class of shares, and any differences in the expenses of the different classes. All assets and liabilities of the Fund denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes any net investment income and any net realized capital gains at least annually. Distributions from net capital gains are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS: (1) reinvest all distributions in additional Advisor Shares of the Fund; (2) receive distributions from net investment income in cash while reinvesting capital-gain distributions in additional Advisor Shares; (3) receive distributions from net investment income in additional Advisor Shares while receiving capital-gain distributions in cash; or (4) receive all distributions in cash. An investor can change the distribution option by notifying the Transfer Agent in writing. If the investor does not select an option when the account is opened, all distributions by the Fund will be reinvested in Advisor Shares of the Fund. Investors will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.

All Fund distributions will be taxable to a shareholder as ordinary income, except that any distributions of net long-term capital gain will be taxed as such, regardless of how long the shareholder has held the shares. Pursuant to the Taxpayer Relief Act of 1997 ( the "1997 Act"), long-term capital gain will be subject to a maximum rate of 28% or 20%, depending upon the holding period of the portfolio investment generating the gain. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by the Fund for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Fund. Investors should consult their tax advisors to determine the precise effect of an investment in the Fund on their particular tax situation.

CERTAIN INFORMATION REGARDING FOREIGN TAXES. Foreign governments may impose taxes on certain of the Fund's investments, which generally would reduce the income of the Fund. However, an offsetting tax credit or deduction may be available to investors.

The Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Fund. If the Fund does make such an election, its shareholders would include as gross income in their federal income tax returns both: (1) distributions received from the Fund and (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations ( including, with respect to a foreign tax credit, a holding period requirement imposed pursuant to the 1997 Act), to take a foreign tax credit against their federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

THE PORTFOLIO

The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gain and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

The Portfolio intends to conduct its operations so as to enable the Fund, if it invests all of its assets in the Portfolio, to qualify as a regulated investment company.

MANAGEMENT OF THE TRUST

The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. The business and affairs of the Portfolio are managed under the direction of the Board of Trustees of Schroder Capital Funds (the "Core"). Information regarding the Trustees and executive officers of the Trust, as well as the trustees and executive officers of the Core, may be found in the SAI under "Management --Trustees and Officers".

Schroder Capital Management International Inc. ("SCMI") is the investment adviser to the Fund. SCMI is a wholly owned U.S. subsidiary of Schroders U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management and securities businesses. Affiliates of Schroders U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. SCMI and its United Kingdom affiliate, Schroder Capital Management International, Ltd., together served as investment managers for approximately $28 billion as of September 30, 1997. Schroders U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates ("Schroder Group") engage in international merchant banking and investment management businesses, and as of September 30, 1997, had under management assets of over $175 billion. Schroder Advisors Inc. ("Schroder Advisors") is a wholly owned subsidiary of SCMI.

SCMI also serves as investment adviser to the Portfolio. SCMI is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The Fund, due to its investment in the Portfolio, bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

The Fund has entered into an investment advisory agreement with SCMI pursuant to which SCMI would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the Portfolio (or another investment company). SCMI is not entitled to receive any fees under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio (or another investment company). If SCMI were to manage the Fund's assets directly under the investment advisory agreement, the Fund would pay fees to SCMI monthly at the annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATIVE  SERVICES.  The Trust, on behalf of the Fund, has entered into an administration agreement with Schroder Advisors pursuant to which Schroder Advisors provides certain management and administrative services necessary for the Fund's operations. The Trust, on behalf of the Fund, has entered into a subadministration agreement with Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 ("FAdS"), pursuant to which FAdS provides certain management and administrative services necessary for the Fund's operations. Schroder Advisors is entitled to compensation at an annual rate of 0.05% of the Fund's average daily net assets. FAdS is entitled to compensation at the annual rate of 0.05% of the Fund's average daily net assets.

Schroder Advisors and FAdS also serve as administrator and subadministrator, respectively, to the Portfolio. The Trust, on behalf of the Portfolio, pays administration fees to Schroder Advisors and subadministration fees to FAdS monthly at the annual rates of 0.05% and 0.10%, respectively, of the Portfolio's average daily net assets;

In order to limit the Fund's expenses, SCMI and Schroder Advisors have voluntarily agreed to reduce their compensation (and, if necessary, to pay certain expenses of the Fund) with respect to the Fund to the extent that the Fund's expenses chargeable to Advisor Shares exceed the annual rate of 1.95%. FAdS may waive voluntarily all or a portion of its subadvisory fees, from time to time. The Trust pays all expenses not assumed by SCMI and Schroder Advisors, including Trustees' fees, auditing, legal, custodial, and investor servicing, and shareholder reporting expenses.

SCMI's investment decisions for the Portfolio are made by an investment manager or an investment team, with the assistance of an investment committee at SCMI. Mr. John A. Troiano, a Vice President of the Trust and of Schroder Capital Funds, and Chief Executive of SCMI, Ms. Heather Crighton, a First Vice President of SCMI, and Mr. Mark Bridgeman, a Vice President of SCMI, are primarily responsible for managing Schroder Emerging Markets Fund

Institutional Portfolio, in which the Fund invests. Mr. Troiano managed the Fund's investment portfolio from its inception until it invested its assets in the Portfolio and has managed the Portfolio's assets since its inception.

SCMI places all orders for purchases and sales of the Fund' securities. In selecting broker-dealers, SCMI may consider research and brokerage services furnished to it and its affiliates. Schroder & Co. Inc. and Schroder Securities Limited, affiliates of SCMI, may receive brokerage commissions from the Fund in accordance with procedures adopted by the Trustees under the 1940 Act which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers.

PERFORMANCE INFORMATION

Total return data relating to Advisor Shares of the Fund may from time to time be included in advertisements about the Fund. The Fund's total return with respect to Advisor Shares is calculated for the past year, the past five years, and the past ten years (or if the Fund's Advisor Shares have been offered for a period shorter than five or ten years, that period will be substituted) since the establishment of the Fund, as more fully described in the SAI. Advertisements about the Fund may include total return information for the Fund's Investor Shares for periods prior to the initial offering date of the Fund's Advisor Shares; that information may be applicable to the Fund's Advisor Shares during the periods presented. Total return for any period of one year or less represents the actual rate of return on such an investment earned during the period, although annualized figures may also be shown in advertisements. Total return quotations assume that all dividends and distributions are reinvested when paid.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance of the Fund's Advisor Shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to Advisor Shares. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. Quotations of total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of the Fund's Advisor Shares to those of various classes of other mutual Funds and other investment vehicles. Performance for the Fund's Advisor Shares may be compared to various indices. See the SAI for a fuller discussion of performance information.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 29, 1988 as Schroder Capital Funds, Inc. and reorganized as a Delaware business trust on January 9, 1996. The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust's shares of beneficial interest are presently divided into nine different series. The Fund's shares are presently divided into two classes, Advisor Shares, which are offered through this Prospectus, and Advisor Shares, which are offered through a separate prospectus. Unlike Advisor Shares, Investor Shares are not subject to shareholder service and distribution fees, which will affect their performance relative to Advisor Shares. To obtain more information about Advisor Shares, contact Schroder Capital Funds (Delaware) at 1-800 290-9826. The Trust's principal office is located at Two Portland Square, Portland, Maine 04101, and its telephone number is 1-207-879-8903.

Each share has one vote, with fractional shares voting proportionally. Shareholders of a class of shares or series generally have separate voting rights with respect to matters that affect only that class or series. See "Organization and Capitalization" in the SAI. Shares are freely transferable and are entitled to dividends and other distributions as declared by the Trustees. Dividends paid by the Fund on its two classes of shares will normally differ in amount due to the differing expenses borne by the two classes. If the Fund were liquidated, each class of shares would receive the net assets of the Fund attributable to that class. The Trust may suspend the sale of the Fund's shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

INFORMATION ABOUT THE PORTFOLIO

The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and similar policies. In that way, the Portfolio acquires investment securities directly, and the Fund acquires an indirect interest in those securities. Schroder Capital Funds is a business trust organized under the laws of the state of Delaware in September 1995. Schroder Capital Funds is registered under the 1940 Act as an open-end management investment company. The assets of the Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, that Portfolio and no other Portfolio of Schroder Capital Funds.

The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. All other investors in the Portfolio invest on the same terms and conditions as the Fund and pay a proportionate share of the Portfolio's expenses.

The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio is entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, in accordance with applicable law the Board of Trustees will either (1) solicit voting instructions from Fund shareholders with regard to the voting of all proxies with respect to a Fund's shares and vote such proxies in accordance with such instructions, or (2) vote the interests held by a Fund in the same proportion as the vote of all other holders of the Portfolio's interests. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

The Portfolio does not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. Information regarding any such fund in the future will be available by calling 1-800-730-2932.

Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement of a material fact in, or omission of a material fact from, the registration statement. Schroder Capital Funds, its Trustees, and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, Schroder Capital Funds may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in the Portfolio, including the Fund. Each investor in the Portfolio, including the Trust, is required to indemnify Schroder Capital Funds and its Trustees and officers ("SCF Indemnitees") against certain claims.

Indemnified claims are those brought against SCF Indemnitees based on a misstatement of a material fact in, or omission of a material fact from, a registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Capital Funds and was supplied to the investor by Schroder Capital Funds. Similarly, Schroder Capital Funds is required to indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Capital Funds that is supplied to the investor by Schroder Capital Funds.

The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio; for example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio who, by a vote of the shareholders of all investors (including the Fund), changed the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund should withdraw its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant adverse impact on shareholders of the Fund.

Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

As of February 1, 1998, the Robert Wood Johnson Foundation held in excess of 25% of the shares of the Fund and, accordingly, may be deemed to control the Fund for purposes of the 1940 Act.

                                   APPENDIX A


                      RATINGS OF CORPORATE DEBT INSTRUMENTS



MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"  Fixed-income   securities  which  are  rated  "A"  possess  many  favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"  Fixed-income  securities  which are rated "Baa" are  considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

         Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING GROUP("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

         A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"  The  rating  "CC"  is  typically   applied  to   fixed-income   securities
subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

         Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

         Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

TABLE OF CONTENTS

FUND STRUCTURE.................................

FINANCIAL HIGHLIGHTS...........................

INVESTMENT OBJECTIVE
  AND POLICIES.................................

HOW TO BUY SHARES..............................

HOW TO SELL SHARES.............................

OTHER INFORMATION..............................

MANAGEMENT OF THE TRUST........................

APPEND IX A - Description of Securities
  Ratings Appendix         A-1

                                     [Logo]





                        SCHRODER CAPITAL FUNDS (DELAWARE)



                         SCHRODER EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO


                        Schroder Capital Funds (Delaware)
                                  P.O. Box 446
                              Portland, Maine 04112
                                 1-800-290-9826




                                 ADVISOR SHARES



                                                                      PROSPECTUS
                                                                   MARCH 1, 1998

INVESTMENT ADVISOR
Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

SUBADMINISTRATOR
Forum Administrative Services, LLC
Two Portland Square
Portland, Maine 04101

CUSTODIAN
The Chase Manhattan Bank
Chase MetroTech Center
Brooklyn, New York 11245
and
Global Custody Division
125 London Wall
London EC2Y 5AJ, United Kingdom

TRANSFER & DIVIDEND DISBURSING AGENT
Forum Shareholder Services, LLC
PO Box 446
Portland, Maine 04112

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                           SCHRODER INTERNATIONAL FUND
                         SCHRODER EMERGING MARKETS FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                        SCHRODER INTERNATIONAL BOND FUND
                            SCHRODER U.S. EQUITY FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND
                             SCHRODER MICRO CAP FUND

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1998
--------------------------------------------------------------------------------

INVESTMENT ADVISER
------------------
Schroder Capital Management International Inc. ("SCMI")

ADMINISTRATOR AND DISTRIBUTOR
-----------------------------
Schroder Fund Advisors Inc. ("Schroder Advisors")

SUBADMINISTRATOR
----------------
Forum Administrative Services, LLC ("FAdS")

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
--------------------------------------------
Forum Shareholder Services, LLC ("Forum")

GENERAL INFORMATION:                1-207-879-8903
ACCOUNT INFORMATION:                1-800-344-8332
FAX:                                1-207-879-6206

Investor Shares of SCHRODER INTERNATIONAL FUND, SCHRODER EMERGING MARKETS FUND, SCHRODER INTERNATIONAL SMALLER COMPANIES FUND, SCHRODER INTERNATIONAL BOND FUND, SCHRODER U.S. EQUITY FUND, SCHRODER U.S. SMALLER COMPANIES FUND, and SCHRODER MICRO CAP FUND (each, a "Fund" and collectively, the "Funds") are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. The Funds' Advisor Shares also are offered for sale at net asset value to individual investors, in most cases through Service Organizations (as defined in the prospectuses) at lower investment minimums but higher expenses than Investor Shares.

This Combined Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution only when preceded or accompanied by the Funds' current combined prospectus dated March 1, 1998, as may be amended from time to time for each of the Investor Shares and the Advisor Shares (each, a "Prospectus" and, together, the "Prospectuses"). This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the applicable Prospectus and retained for future reference. The Prospectuses and this SAI are available along with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). All terms used in this SAI that are defined in the Prospectuses have the meaning assigned in the Prospectuses. You may obtain an additional copy of the applicable Prospectus(es) without charge by writing to the Trust at Two Portland Square, Portland, Maine 04101 or calling the numbers listed above.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES
  OF THE TRUST AND RISK
  CONSIDERATIONS....................................3
Options.............................................3
Futures Contracts...................................5
Special Risks of Transactions in Futures
  Contracts and Related Options.....................8
Forward Commitments.................................9
Repurchase Agreements...............................9
When-Issued Securities..............................9
Loans of Fund Securities...........................10
Foreign Securities.................................10
Foreign Currency Transactions......................11
Zero-Coupon Securities.............................13
Short Sales........................................14
INVESTMENT RESTRICTIONS............................15
MANAGEMENT.........................................23
Officers and Trustees..............................23
Control Persons and Principal Holders
  of Securities....................................26
Administrative Services............................27
Distribution of Fund Shares........................27
Shareholder Service Plan and
  Service Organization.............................28
Fund Accounting....................................29
PORTFOLIO TRANSACTIONS.............................30
Investment Decisions...............................30
Brokerage and Research Services....................30
ADDITIONAL PURCHASE AND
  REDEMPTION INFORMATION...........................32
Determination of Net Asset Value Per Share.........32
Redemption In-Kind.................................32
TAXATION...........................................32
OTHER INFORMATION..................................35
Fund Structure.....................................35
Organization of the Trust..........................37
Capitalization and Voting..........................38
Performance Information............................38
Principal Shareholders.............................39
Custodian..........................................39
Transfer Agent and Dividend
  Disbursing Agent.................................39
Legal Counsel......................................39
Independent Accountant.............................39
Year 2000 Disclosure...............................40
Registration Statement.............................40
Financial Statements...............................40
APPENDIX A - PERFORMANCE INFORMATION .............A-1
APPENDIX B - MISCELLANEOUS TABLES.................B-1

INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST
AND RISK CONSIDERATIONS

         The Trust offers shares of beneficial interest of seven series (the "Funds") with separate investment objectives and policies. The investment objectives and policies of the Funds are described in the Prospectuses. This Statement contains additional information concerning certain investment practices and investment restrictions of the Trust and the Funds.

         Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this Statement are not fundamental, and the Board of Trustees may change the non-fundamental policies of a Fund without an affirmative vote of shareholders of a Fund.

         Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Funds.

OPTIONS

         Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

         COVERED CALL OPTIONS. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         A Fund may also purchase put and call options to enhance its current return.

         OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if in SCMI's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that SCMI will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of SCMI to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when SCMI believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of SCMI may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

         Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

FUTURES CONTRACTS

         In order to hedge against the effects of adverse market changes, each Fund that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Fund may invest and on indexes of debt securities. In addition, each Fund that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. Each Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

         FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities
--assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

         Successful use by a Fund of futures contracts on debt securities is subject to SCMI's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         A Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         INDEX FUTURES CONTRACTS AND OPTIONS. Certain Funds may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Funds are presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         A Fund may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund's securities which are the subject of a hedge. SCMI will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by a Fund for hedging purposes is also subject to SCMI's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by SCMI may still not result in a successful hedging transaction over a very short time period.

         OTHER RISKS. The Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

FORWARD COMMITMENTS

         Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

         Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if SCMI deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. SCMI will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES

         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF FUND SECURITIES

         A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, SCMI considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with a Fund.

FOREIGN SECURITIES

         Each Fund may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

         In addition, to the extent that any Fund's foreign investments are not United States dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control
regulations  and  may  incur  costs  in  connection   with  conversion   between
currencies.

         In determining whether to invest in securities of foreign issuers, the investment adviser of a Fund seeking current income will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS

         Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging."

         When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in SCMI's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

         To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     A Fund may also seek to increase its current return by engaging in foreign currency exchange transactions.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN  CURRENCY  OPTIONS.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when SCMI believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market

(generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

         Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government Securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

SHORT SALES

     In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund also may engage in short sales if, at the time of the short sale, it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against-the-box." In such a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position is maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. The Fund does not engage in short sales against-the-box for speculative purposes but may, however, make a short sale as a hedge, when SCMI believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). There are certain additional transaction costs associated with short sales against-the-box, but SCMI endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. Under the Taxpayer Relief Act of 1997, activities by the Fund which lock-in gain on an appreciated financial instrument generally will be treated as a "constructive sale" of such instrument which will trigger gain (but not loss) for federal income tax purposes. Such activities may create taxable income in excess of the cash they generate. For more information regarding the taxation of such activities, see "Taxation."

         ARBITRAGE. International Bond Fund may sell a security in one market and simultaneously purchase the same security in another market in order to take advantage of differences in the price of the security in the different markets. The Fund does not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund.

         SWAP AGREEMENTS. International Bond Fund may enter into interest-rate, index and currency-exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a "basket" of securities representing a particular index). Commonly used swap agreements include interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest-rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, the Fund's obligations (or rights) under a swap agreement are generally equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining a segregated account comprised of Segregable Assets to avoid any potential leveraging of the Fund's investment portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

DEPOSITARY RECEIPTS. A Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and other similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, a Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

         INVESTMENT RESTRICTIONS

         These restrictions, unless otherwise indicated, are all fundamental policies of each Fund and cannot be changed without the affirmative vote of a majority of the outstanding shares of each Fund, which is defined in the 1940 Act as the affirmative vote of the holders of the lesser of: (1) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are represented at the meeting in person or by proxy; or (2) more than 50% of the outstanding shares. The fundamental restrictions are set forth below for each of the Funds.

SCHRODER INTERNATIONAL FUND

         Under  the   additional   restrictions   set  forth   below,   Schroder
International Fund will not:

FUNDAMENTAL POLICIES:

     1. Invest more than 5% of its assets in the securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities;

     2.   Purchase more than 10% of the voting securities of any one issuer;

     3. Invest more than 10% of its assets in "illiquid securities" (Securities that cannot be disposed of within seven days at their then current value). For purposes of this limitation, "illiquid securities" includes, except in those circumstances described below: (1) "restricted securities", which are securities that cannot be resold to the public without registration under federal securities law; and (2) securities of issuers (together with all predecessors) having a record of less than three years of continuous operation;

     4. Invest 25% or more of the value of its total assets in any one industry;

     5. Borrow money, except from banks for temporary emergency purposes, and then only in an amount not exceeding 5% of the value of the total assets of the Portfolio;

     6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of its total assets;

     7.   Purchase securities on margin or sell short;

     8.   Make investments for the purpose of exercising control or management;

     9. Purchase or sell real estate (provided that the Portfolio may invest in securities issued by companies that invest in real estate or interests therein);

     10. Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan);

     11. Invest in commodities; commodity contracts other than foreign currency forward contracts; or oil, gas and other mineral resource, lease, or arbitrage transactions.

     12. Write, purchase or sell options, puts, calls, straddles, spreads, or combinations thereof.

     13. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws);

     14. Invest in warrants, valued at the lower of cost or market, to more than 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value;

     15. Purchase more than 3% of the outstanding securities of any closed-end investment company. Any such purchase of securities issued by a closed-end investment company will otherwise be made in full compliance with Sections 12(d)(1)(a)(i), (ii) and (iii) of the Investment Company Act of 1940 (the "1940 Act").

NON-FUNDAMENTAL POLICY:

Schroder International Fund will not invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by SCMI pursuant to guidelines adopted by the Board of Trustees of Schroder Capital Funds. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

SCHRODER EMERGING MARKETS FUND

         Under the additional restrictions set forth below, Schroder Emerging Markets Fund will not:

FUNDAMENTAL POLICIES:

1.                INDUSTRY CONCENTRATION

                  purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

2.       BORROWING

                  borrow money if, as a result, outstanding borrowings would exceed an amount equal to one third of the Fund's total assets.

3.       REAL ESTATE

                  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

4.       LENDING

                  make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5.       COMMODITIES

                  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6.       UNDERWRITING

                  underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

7.       SENIOR SECURITIES

                  issue any class of senior securities except to the extent consistent with the 1940 Act.

NONFUNDAMENTAL POLICIES

Schroder Emerging Markets Fund has adopted the following nonfundamental investment limitations. A nonfundamental policy does not override a fundamental limitation. The policies of the Portfolio may be changed by the Board of Trustees of Schroder Capital Funds without approval of its interestholders or Fund shareholders.

1.       DIVERSIFICATION

                  The Fund is "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Code, the Fund may not purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

2.       BORROWING

                    for purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities);
                    (2) reverse repurchase agreements; (3) dollar-roll transactions; and (5) the lending of securities ("leverage transactions"). (See Fundamental Limitation No. 2 "Borrowing.")

3.       LIQUIDITY

                  invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees of the Trust or the Board of Schroder Capital Funds, as the case may be.

4.       EXERCISING CONTROL OF ISSUERS

                  make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

5.       OTHER INVESTMENT COMPANIES

                  invest in securities of another investment company, except to the extent permitted by the 1940 Act.

6.       SHORT SALES AND PURCHASING ON MARGIN

                  sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

                  purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

7.       LENDING

                  lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one third of the Fund's total assets.


SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

         Under  the   additional   restrictions   set  forth   below,   Schroder
International Smaller Companies Fund will not:

FUNDAMENTAL POLICIES:

         1. The Fund may not, with respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or a security of an investment company if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

         2. The Fund may not concentrate investments in any particular industry; therefore, the Fund will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Fund's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. An investment of more than 25% of the Fund's assets in the securities of issuers located in one country does not contravene this policy.

         3. The Fund may not borrow money in excess of 331/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of portfolio securities.

         4. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

         5. The Fund may not make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities or engaging in securities loans shall not be deemed to be the making of a loan.

         6. The Fund may not invest in commodities or commodity contracts other than forward foreign currency exchange contracts.

         7. The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

         8. The Fund may not issue senior securities except to the extent permitted by the 1940 Act.

Except for the policies on borrowing and illiquid securities, the percentage restrictions described above apply only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

SCHRODER INTERNATIONAL BOND FUND

         Under  the   additional   restrictions   set  forth   below,   Schroder
International Bond Fund will not:

FUNDAMENTAL POLICIES:

         1. The Fund may not concentrate investments in any particular industry; therefore, the Fund will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Fund's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (or repurchase agreements with respect thereto). An investment of more than 25% of the Fund's assets in the securities of issuers located in one country does not contravene this policy.

         2. The Fund may not borrow money in excess of 33-1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of portfolio securities.

         3. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein.

         4. The Fund may not make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities including engaging in securities lending shall not be deemed to be the making of a loan.

         5. The Fund may not invest in commodities or commodity contracts, except that, subject to the restrictions described in the Prospectus and elsewhere in this SAI, the Fund may: (1) enter into futures contracts and options on futures contracts; (2) enter into foreign forward currency exchange contracts and foreign currency options; (3) purchase or sell currencies on a spot or forward basis; and (4) may enter into futures contracts on securities, currencies or on indices of such securities or currencies, or any other financial instruments, and may purchase and sell options on such futures contracts.

         6. The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

         7. The Fund may not issue senior securities except to the extent permitted by the 1940 Act.

NON-FUNDAMENTAL POLICIES:

          1. The Fund may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid securities (securities that cannot be disposed of within seven days at their then-current value), including repurchase agreements not entitling the holder to payment of principal within seven days and securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933, as amended ("Restricted Securities"). Illiquid securities do not include securities that can be sold to the public in foreign markets or that may be eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the investment adviser pursuant to guidelines adopted by the Trust's Board of Trustees.

         2. The Fund may not make investments for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition, or reorganization with another investment company or series thereof. (Investments by the Fund in wholly owned investment entities created under the laws of certain foreign countries will not be deemed the making of investments for the purpose of exercising control or management.)

         3. The Fund may not invest in interests in oil, gas or other mineral exploration, resource, or lease transactions or development programs but may purchase readily marketable securities of companies that operate, invest in, or sponsor such programs.

         4. The Fund may acquire or retain the securities of any other investment company to the extent permitted by the 1940 Act, including in connection with a merger, consolidation, acquisition, or reorganization.

Except for the policies on borrowing and illiquid securities, the percentage restrictions described above apply only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

SCHRODER U.S. EQUITY FUND

         Under the additional restrictions set forth below, Schroder U.S. Equity Fund will not:

FUNDAMENTAL POLICIES:

          1. Will not issue senior securities except that: (1) it may borrow money from a bank on its promissory Fund's total assets after the borrowing; (2) if at any time it exceeded such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation; and (3) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund does not borrow for investment purposes.)

          2. Will not effect short sales, purchase any security on margin or write or purchase put and call options.

          3. Will not acquire more than 10% of the voting securities of any one issuer.

          4. Will not invest 25% or more of the value of its total assets in any one industry.

          5.   Will not engage in the purchase and sale of illiquid interests in
               real  estate,   including   illiquid  interests  in  real  estate
               investment trusts.

          6. Will not engage in the purchase and sale of commodities or commodity contracts.

          7. Will not invest in companies for the purpose of exercising control or management.

          8. Will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

          9. Will not make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets.

          10. Will not acquire securities described in 8 and 9 above which in the aggregate exceed 10% of the value of the Fund's total assets.

          11.  Will not invest in other investment companies.

          NON-FUNDAMENTAL POLICIES:

         Schroder U.S. Equity Fund: (1) will not invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days; and (2) will not engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

SCHRODER U.S. SMALLER COMPANIES FUND

     Under the additional restrictions set forth below, Schroder U.S. Smaller Companies Fund will not:

FUNDAMENTAL POLICIES:

     1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio);

     2. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract);

     3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies;

     4. Purchase or write puts or calls except as permitted by any of its other fundamental policies;

     5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase (see "Investment Objective" and "Investment Policies" in the Prospectus); the Fund may also make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");

     6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies;

     7. Invest in companies for the purpose of acquiring control or management thereof;

     8. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs); or

     9. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

SCHRODER MICRO CAP FUND

FUNDAMENTAL POLICIES:

         Under the additional restrictions set forth below, Schroder Micro Cap Fund will not:

     1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio);

     2. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract);

     3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies;

     4. Purchase or write puts or calls except as permitted by any of its other fundamental policies;

     5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Fund's investment policies and restrictions permit it to purchase (see "Investment Objective" and "Investment Policies" in the Prospectus); the Fund may also make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");

     6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies;

     7. Invest in companies for the purpose of acquiring control or management thereof, except that the Fund may invest in other investment companies to the extent permitted under the 1940 Act or by rule or exemption thereunder.

     8. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs); or

     9. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

MANAGEMENT

         OFFICERS AND TRUSTEES. The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI. Except as noted, each of these individuals currently serves in the same capacity for Schroder Capital Funds, Schroder Capital Funds II and Schroder Series Trust, other registered investment companies in the Schroder family of funds.

PETER E. GUERNSEY, 75, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

JOHN I. HOWELL, 80, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

CLARENCE F. MICHALIS, 75, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 77, c/o the Trust, Two Portland Square, Portland, Maine - Chairman and Trustee of the Trust; retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

HON. DAVID N. DINKINS, 69, c/o the Trust, Two Portland Square, Portland, Maine, Trustee of the Trust; Professor, Columbia University School of International and Public Affairs; Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetic Center, Inc.; formerly, Mayor, The City of New York.

PETER S. KNIGHT, 46, c/o the Trust, Two Portland Square, Portland, Maine, Trustee of the Trust; Partner, Wunder, Knight, Levine, Thelen & Forcey; Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group Inc., Formerly, Campaign Manager, Clinton/Gore `96.

SHARON L. HAUGH*,  51, 787 Seventh  Avenue,  New York, New York,  Trustee of the
Trust; Chairman, Schroder Capital Management Inc. ("SCM"), Executive Vice President and Director, SCMI; Chairman and Director, Schroder Advisors.

MARK J. SMITH*, 35, 33 Gutter Lane, London, England - President and Trustee of the Trust; Senior Vice President and Director of SCMI since April 1990; Director and Senior Vice President, Schroder Advisors.

MARK ASTLEY, 33, 787 Seventh Avenue, New York, New York - Vice President of the Trust; First Vice President of SCMI, prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1987.

ROBERT G. DAVY, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1986.

MARGARET H. DOUGLAS-HAMILTON, 55, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Secretary of SCM since July 1995; Senior Vice President (since April 1997) and General Counsel of Schroders U.S. Holdings Inc. since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

RICHARD R. FOULKES, 51, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd.
since 1989.

FERGAL CASSIDY, 28, 787 Seventh Avenue, New York, New York - Treasurer of the Trust.

JOHN Y. KEFFER, 54, Two Portland Square, Portland, Maine - Vice President of the Trust; President of FFC, the Fund's transfer and dividend disbursing agent and other affiliated entities including Forum Financial Services, Inc., Forum Administrative Services, LLC, and Forum Advisors, Inc.

JANE P. LUCAS, 35, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director and Senior Vice President SCMI; Director of SCM since September 1995; Director of Schroder Advisors since September 1996; Assistant Director Schroder Investment Management Ltd. since June 1991.

CATHERINE A. MAZZA, 37, 787 Seventh Avenue, New York, New York - Vice President of the Trust; President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

MICHAEL PERELSTEIN, 41, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director since May 1997 and Senior Vice President of SCMI since January 1997; prior thereto, Managing Director of MacKay - Shields Financial Corp.

ALEXANDRA POE, 37, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust; Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; Secretary of Schroder Advisors; prior thereto, an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

THOMAS G. SHEEHAN, 42, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust; Relationship Manager and Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special
Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

FARIBA TALEBI, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Group Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987; Director of SCM since April 1997.

JOHN A. TROIANO, 38, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCM since April 1997; Chief Executive Officer, since July 1, 1997, of SCMI and Managing Director and Senior Vice President of SCMI since October 1995; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 31, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993.

CATHERINE S. WOOLEDGE, 55, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust; Counsel, Forum Financial Services, Inc. since November 1996. Prior thereto, associate at Morrison & Foerster, Washington, D.C. from October 1994 to November 1996, associate corporate counsel at Franklin Resources, Inc. from September 1993 to September 1994, and prior thereto associate at Drinker Biddle & Reath, Philadelphia, PA.

*        Interested Trustee of the Trust within the meaning of the 1940 Act.

     Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders U.S. Holdings Inc., which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc. SCM is also a wholly owned subsidiary of Schroders U.S. Holdings Inc..

         Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual retainer of $11,000 and additional fees of $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among the various investment companies based on their relative net assets. Payment of meeting fees is allocated only among those investment companies to which the meeting relates. None of the registered investment companies in the Fund Complex has any bonus, profit sharing, pension or retirement plans.

         The following table provides the fees paid to each independent Trustee of the Trust for certain funds' fiscal year ended December 31, 1997.

                                                          Pension or                                   Total
                                                          Retirement                             Compensation From
                                      Aggregate        Benefits Accrued      Estimated Annual      Trust And Fund
                                  Compensation From    As Part of Trust       Benefits Upon       Complex Paid To
Name of Trustee                         Trust              Expenses             Retirement            Trustees
-------------------------------- -------------------- -------------------- --------------------- -------------------
Mr. Guernsey                           $1,365.30              $0                    $0             $  3,983.42
Mr. Howell                             $1,365.30              $0                    $0              $14,983.42
Mr. Michalis                           $  865.30              $0                    $0             $  2,483.42
Mr. Schwab                             $2,365.30              $0                    $0             $  7,983.42
Mr. Dinkins                            $    0.00              $0                    $0              $11,000.00
Mr. Knight                             $  365.30              $0                    $0              $11,983.42


* In addition to the Trust, the "Fund Complex" includes three other registered investment companies (Schroder Capital Funds II, an open-end company; Schroder Capital Funds, an open-end company; and Schroder Series Trust, an open-end company) for which SCMI serves as investment adviser for each series.

         As of January 30, 1998, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Trust's outstanding shares. Mr. Ira Unschuld, principal advisor with regard to Micro Cap Fund, held 8.63% of the Investor Shares of that Fund, as set forth in Table 4 of APPENDIX B.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Table 5 in APPENDIX B to this SAI sets forth certain information with regard to the holders of more than 5% of the beneficial interests in each Fund, together with information regarding the holders of more than 25% of the beneficial interests in each Fund.

INVESTMENT ADVISER

         SCMI, 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to each Portfolio under an investment advisory agreement between Schroder Core and SCMI (the "Core Advisory Agreement"). SCMI is a wholly owned U.S. subsidiary of Schroders U.S. Holdings Inc., the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $175 billion as of September 30, 1997.

         Under the Advisory Agreements, SCMI is responsible for managing the investment program for each Fund or Portfolio. In this regard, it is SCMI's responsibility to make decisions relating to the portfolio investments and to place purchase and sale orders regarding such investments with brokers or dealers it selects. SCMI also furnishes Schroder Core Board and the Trust Board with periodic reports on the investment performance of the Portfolios and the Funds.

         Under the terms of the Advisory Agreements, SCMI is required to manage the investment portfolios in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.

         Each Fund (other than U.S. Equity Fund and Micro Cap Fund) currently invests all of its assets in a Portfolio. As long as a Fund remains completely invested in a Portfolio (or any other investment company), SCMI is not entitled to receive an investment advisory fee with respect to the Fund. A Fund may withdraw its investment from a Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Trust retains SCMI as investment adviser to manage a Fund's assets in the event a Fund so withdraws its investment. The investment advisory agreement between the Trust and SCMI with respect to the Funds is the same in all material respects as the Investment Advisory Agreement with respect to the Portfolios (except as to the parties, the fees and the circumstances under which fees will be paid, and the jurisdiction whose laws govern the agreement). During a time that a Fund did not have substantially all of its assets invested in a Portfolio or another investment company, for providing investment advisory services under the investment advisory agreement for the Fund, SCMI would be entitled to receive advisory fees monthly at the following annual rates (based on the assets of each Fund taken separately): SCHRODER INTERNATIONAL FUND -- 0.50% of the first $100 million of the Fund's average daily net assets, 0.40% of the next $150 million of average daily net assets and 0.35% of average daily net assets in excess of $250 million; SCHRODER EMERGING MARKETS FUND -- 1.00% of the Fund's average daily net assets; SCHRODER INTERNATIONAL SMALLER COMPANIES FUND -- 0.75% of the Fund's average daily net assets; SCHRODER INTERNATIONAL BOND PORTFOLIO -- 0.50% of the Fund's average daily net assets; and SCHRODER U.S. SMALLER COMPANIES FUND -- 0.50% of the first $100 million of the Fund's average daily net assets, 0.40% of the next $150 million of average net assets and 0.35% of average daily net assets in excess of $250 million.

         Table 1 in APPENDIX B shows the dollar amount of the advisory fees payable had certain waivers not been in place, together with the dollar amount of investment advisory fees waived, and the dollar amount of net fees paid. The percentage amounts of the advisory fees are set forth in the Prospectus. This information is provided for the past three years (or such shorter terms as a Fund has been operational).

         Each Fund Advisory Agreement continues in effect provided such continuance is approved annually: (1) by the holders of a majority of the outstanding voting securities of the Funds or by the Board; and, in either case,
(2) by a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. Each Fund Advisory Agreement may be terminated without penalty by vote of the Trustees or the Fund's shareholders on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust, and it terminates automatically if assigned. Each Fund's Advisory Agreement also provides that, with respect to the Funds, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of duties to either Fund, except for willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of any obligations and duties under the Agreement.

ADMINISTRATIVE SERVICES

         On behalf of each Fund, the Trust has entered into an Administration Agreement with Schroder Advisors, under which Schroder Advisors provides management and administrative services necessary for the operation of each Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of each Fund, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly owned subsidiary of SCMI and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

         For providing administrative services Schroder Advisors is entitled to receive from the Funds a fee, payable monthly, at the annual rate set out in the Prospectus as to each Fund's average daily net assets. The Administration Agreement is terminable with respect to each Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to Schroder Advisors or by Schroder Advisors upon 60 days' written notice to the Trust.

         The Trust has entered into a Subadministration Agreement with FAdS. Under its Agreement, FAdS assists Schroder Advisors with certain of its responsibilities under the Administration Agreement, including shareholder reporting and regulatory compliance. For providing its services, FAdS is entitled to receive a monthly fee from each Fund at the annual rate set out in the Prospectus as to the Fund's average daily net assets. The Subadministration Agreement is terminable with respect to each Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to FAdS or by FAdS upon 60 days' written notice to the Fund.

         Schroder Advisors and FAdS provide similar services to the Portfolios pursuant to administration and subadministration agreements between Schroder Core and each of these entities, for which Schroder Advisors and FAdS are each compensated at the annual rate set out in the Prospectus as to each Portfolio's average daily net assets. The administration and subadministration agreements with regard to the Portfolios are the same in all material respects as the Funds' respective agreements (except as to the parties, the circumstances under which the fees will be paid, and the fees payable thereunder).

         The fees paid by the Funds and Portfolios to SCMI and Schroder Advisors may equal up the totals set forth in the Prospectus as to each Fund's average daily net assets. Such fees as a whole are higher than advisory and management fees charged to mutual funds which invest primarily in U.S. securities but not necessarily higher than those charged to funds with investment objectives similar to that of the Funds.

         Table 2 in APPENDIX B shows the Administration Fees and Subadministration Fees payable by each Fund had certain waivers not been in place, together with the dollar amount of such fees waived and the dollar amount of net fees paid by each Fund. This information is provided for the past three years (or such shorter time as a Fund has been operational).

DISTRIBUTION OF FUND SHARES

         Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, serves as Distributor of Fund shares under a Distribution Agreement. Schroder Advisors is a wholly owned subsidiary of Schroders U.S. Holdings Inc., the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds.

         Under the Distribution Agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the Distribution Agreement to serve without compensation and to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses for printing and distributing prospectuses and other sales materials to prospective investors, advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.

         Under a Distribution Plan (the "Plan") adopted by the Trust with respect to Advisor Shares only, the Trust may pay directly or may reimburse the investment adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") (the investment adviser or such registered broker-dealer, if so designated, being a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of that Fund's average daily net assets) for: (1) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail;
(2) costs of printing prospectuses and other materials to be given or sent to prospective investors; (3) expenses of sales employees or agents of the Distributor, including salary, commissions, travel, and related expenses in connection with the distribution of Fund shares; and (4) payments to broker-dealers (other than the Distributor) or other organizations for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. The maximum annual amount currently payable under the Plan is 0.25%, but no payments may be made under the Plan until the Trust Board so authorizes. Any payment made pursuant to the Plan is contingent upon the Trust Board's approval. The Fund is not liable for distribution expenditures of the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expenses of sales staff responsible for marketing shares of the Fund may be allocated among various series of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses are allocated among the series of the Trust. The Trust Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

     Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Without shareholder approval, the Plan may not be amended to increase materially the costs that any Fund may bear. Other material amendments to the Plan must be approved by the Trust , and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement (the "disinterested Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the disinterested Trustees. The Plan has been approved, and is subject to annual approval, by the Trust Board and by the disinterested Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable with respect to a Fund at any time by a vote of a majority of the disinterested Trustees or by vote of the holders of a majority of the shares of the Fund. During the periods ended October 31, 1997, neither Fund had any shares outstanding and, therefore, neither accrued nor paid any dollars under the Plan.

SHAREHOLDER SERVICE PLAN AND SERVICE ORGANIZATIONS

         Under the Shareholder Service Plan approved by the Trust for the Funds' Advisor Shares, the Trust may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for shareholders of the Funds' Advisor Shares. The Funds may pay fees (which may vary depending upon the services provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' Advisor Shares owned by shareholders with whom the Service Organization has a servicing relationship. Services provided by Service Organizations may include: (1) providing personnel and facilities necessary to establish and maintain certain shareholder accounts and records; (2) assisting in processing purchase, exchange and redemption transactions; (3) arranging for the wiring of funds or transmitting and receiving funds in connection with client orders to purchase or redeem shares;
(4) verifying and guaranteeing client signatures in connection with redemption orders, transfers among, and changes in client-designated accounts; (5) providing periodic statements of a client's account balances and, to the extent practicable, integrating such information with other client transactions; (6) furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; (7) transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and (8) such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing. The Funds have no intention o making any such payments to Service Organizations with respect to accounts of institutional investors and, in any event, would make no such payments until the Trust Board specifically so authorizes.

        Some Service Organizations may impose additional or different conditions on their clients, such as requiring them to invest more than the minimum investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Funds. Each Service Organization agrees to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

FUND ACCOUNTING

         Forum Accounting Services, LLC ("Forum Accounting"), an affiliate of Forum, performs fund accounting services for each Fund pursuant to an agreement with the Trust. The Accounting Agreement is terminable with respect to each Fund without penalty, at any time, by the Trust Board upon 60 days' written notice to Forum Accounting or by Forum Accounting upon 60 days' written notice to the Trust.

         Under its agreement, Forum Accounting prepares and maintains the books and records of each Fund that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund, calculates dividends and capital-gain distributions, and prepares periodic reports to shareholders and the SEC. For its services to each Fund, Forum Accounting is entitled to receive from the Trust a fee of $36,000 per year plus $12,000 per year for each class of each Fund above one. Forum Accounting is entitled to an additional $24,000 per year with respect to global and international funds. In addition, Forum Accounting also is entitled to an additional $12,000 per year with respect to tax-free money market funds, funds with more than 25% of their total assets invested in asset-backed securities, funds that have more than 100 security positions, or funds that have a monthly portfolio turnover rate of 10% or greater.

         Forum Accounting is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless Forum Accounting and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

         Table 3 in APPENDIX B shows the dollar amount of fees paid for accounting services by the Funds and the Portfolios. This information is provided for the past three years (or such shorter time a Fund has been operational).

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

         Investment decisions for the Funds or the Portfolios and for SCMI's other investment advisory clients are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved, and a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner that, in SCMI's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Each Portfolio's portfolio transaction costs are borne pro rata by its investors, including the Fund that invests in it.

BROKERAGE AND RESEARCH SERVICES

         Transactions on U.S. stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of the transaction; for example, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. Since most brokerage transactions for a Fund are placed with foreign broker-dealers, certain portfolio transaction costs for a Fund may be higher than fees for similar transactions executed on U.S. securities exchanges. However, SCMI seeks to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Each Fund's Advisory Agreement and the Core Advisory Agreements authorize and direct SCMI to place orders for the purchase and sale of a Fund's or a Portfolio's investments with brokers or dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain the most favorable price and execution available. A Fund or a Portfolio may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it deems relevant (including price, transaction size, the nature of the market for the security, the commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions).

         Historically, investment advisers, including advisers of investment companies and other institutional investors, have received research services from broker-dealers that execute portfolio transactions for the advisers' clients. Consistent with this practice, SCMI may receive research services from broker-dealers with which it places portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including a Fund or a Portfolio), although not all of these services are necessarily useful and of value in managing a Fund or a Portfolio. The investment advisory fee paid by a Fund or a Portfolio is not reduced because SCMI and its affiliates receive such services.

         As permitted by Section 28(e) of the 1934 Act, SCMI may cause a Fund or a Portfolio to pay a broker-dealer that provides SCMI with "brokerage and research services" (as defined in the 1934 Act) an amount of disclosed commission for effecting a securities transaction in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, although it does not do so currently SCMI may allocate brokerage transactions to broker-dealers who have entered into arrangements under which the broker-dealer allocates a portion of the commissions paid by a Fund or a Portfolio toward payment of Fund or Portfolio expenses, such as custodian fees.

         Subject to the general policies of a Fund or a Portfolio regarding allocation of portfolio brokerage as set forth above, the Core Board has authorized SCMI to employ: (1) Schroder & Co. Inc., an affiliate of SCMI, to effect securities transactions of a Fund or a Portfolio on the New York Stock Exchange only; and (2) Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect securities transactions of a Fund or a Portfolio on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

         Payment of brokerage commissions to Schroder & Co. Inc. or Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a securities exchange paid by a registered investment company to a broker that is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the policy of each Fund and of each Portfolio that commissions paid to Schroder & Co. Inc. or Schroder Securities will, in SCMI's opinion, be: (1) at least as favorable as commissions contemporaneously charged by Schroder & Co. Inc. or Schroder Securities, as the case may be, on comparable transactions for their most favored unaffiliated customers; and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Trust Board and Core Board, including a majority of the respective non-interested Trustees, have each adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that commissions paid to Schroder & Co. Inc. or Schroder Securities by a Fund or a Portfolio satisfy the foregoing standards. Such procedures are reviewed periodically by the applicable Board, including a majority of the non-interested Trustees. Each Board also reviews all transactions at least quarterly for compliance with such procedures.

     It is further a policy of the Funds and the Portfolios that all such transactions effected by Schroder & Co. Inc. on the New York Stock Exchange be in accordance with Rule 11a2-2(T) promulgated under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder & Co. Inc. actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder & Co. Inc. will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.

     Schroder & Co. Inc. pays a portion of the brokerage commissions it receives from a Fund or a Portfolio to the brokers executing the transactions on the New York Stock Exchange. In accordance with Rule 11a2-2(T), Schroder Core has entered into an agreement with Schroder & Co. Inc. permitting it to retain a portion of the brokerage commissions paid to it by a Fund or a Portfolio. Each Board, including a majority of the non-interested Trustees, has approved this agreement.

     None of the Funds or the Portfolios has any understanding or arrangement to direct any specific portion of its brokerage to Schroder & Co. Inc. or Schroder Securities, and none will direct brokerage to Schroder & Co. Inc. or Schroder Securities in recognition of research services.

         From time to time, a Fund or a Portfolio may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

         See Table 5 in APPENDIX B to this SAI for information regarding the payment of brokerage commissions.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

         The net asset value per share of each class of a Fund is determined as of the close of trading on the New York Stock Exchange each day that the Exchange is open. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Board has established procedures for the valuation of a Fund's securities: (1) equity securities listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange are valued at their latest sale prices on such exchange that day prior to the time when assets are valued; in the absence of sales that day, such securities are valued at the mid-market prices (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Portfolio's investment adviser); (2) unlisted equity securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation; (3) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (4) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (5) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

         When an option is written, an amount equal to the premium received is recorded in the books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. Options are valued at their mid-market prices in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and related options are stated at market value.

REDEMPTIONS IN-KIND

         In the event that payment for redeemed shares is made wholly or partly in portfolio securities, shareholders may incur brokerage costs in converting the securities to cash. An in-kind distribution of portfolio securities is generally less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of portfolio securities could result in a less diversified portfolio of investments for a Fund and could affect adversely the liquidity of its investment portfolio.

TAXATION

         Under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund and each other series established from time to time by the Trust Board is treated as a separate taxpayer for federal income tax purposes with the result that: (1) each such series must meet separately the income and distribution requirements for qualification as a regulated investment company; and (2) the amounts of investment income and capital gain earned are determined on a series-by-series (rather than on a Trust-wide) basis.

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code each year so long as such qualification is in the best interests of its shareholders. To do so, each Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, each Fund will not be subject to federal income tax on its investment company taxable income and "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

         Amounts not distributed on a timely basis (in accordance with a calendar year distribution requirement) are subject to a 4% nondeductible excise tax. To prevent this, each Fund must distribute for each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (excluding any capital gain or loss) for the calendar year; (2) at least 98% of the excess of its capital gain over capital loss realized during the one-year period ending October 31 of such year; and (3) all such ordinary income and capital gain for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by a Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income (including net realized short-term capital gain) are taxable to shareholders as ordinary income. Generally, it is not expected that such distributions will be eligible for the dividends received deduction available to corporations.

         Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time Fund shares have been held by a shareholder and are not eligible for the dividends received deduction. Such distributions will qualify for the new reduced rates for capital gains on assets held for more than 18 months to the extent they represent gains on the sale of such assets. A loss realized by a shareholder on the sale of Fund shares held for six months or less with respect to which capital-gain distributions have been paid will, to the extent of such capital-gain distributions, be treated as long-term capital loss. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distribution or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         All distributions to shareholders are taxable whether reinvested in additional shares or received in cash. Shareholders that reinvest distributions will have for federal income tax purposes a cost basis in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of that Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution, which will be returned to the investor in the form of a taxable distribution.

         Upon redemption or sale of shares, a shareholder will realize a taxable gain or loss, which will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares, and generally will qualify for the new reduced rates for capital gains if the shares have been held for more than 18 months.

         Ordinary income dividends paid to Fund shareholders who are nonresident aliens are subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

         Dividends and interest received (and, in certain circumstances, realized capital gain) by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund will be eligible, and ordinarily expects, to file an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income; treat such proportionate share as taxes paid by them; and, subject to certain limitations, deduct such proportionate share in computing their taxable incomes or, alternatively use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. Each Fund will report annually to its shareholders the amount per share of such withholding taxes.

         Due to investment laws in certain emerging market countries, it is anticipated that a Fund's investments in equity securities in such countries will consist primarily of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, that Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. A Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by that Fund as a dividend to its shareholders.

         Each Fund may make an election with respect to a PFIC in which it owns shares to mark such shares to the market annually or to treat the PFIC as a "qualified electing fund" that will allow it to avoid the taxes on excess distributions. However, such election may cause a Fund to recognize income in a particular year in excess of the distributions received from such PFICs.

         If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as: (1) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income); (2) thereafter as a return of capital to the extent of the recipient's basis in the shares; and (3) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         In general, gain from "foreign currencies" and from foreign currency options, foreign currency futures contracts and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures contracts or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to each Fund.

         A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Certain a Fund's investments, including assets "marked to the market" for federal income tax purposes and debt obligations issued or purchased at a discount, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         Pursuant to the 1997 Act, new "constructive sale" provisions apply to activities by a Fund which lock-in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when a Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

         The Trust is required to report to the IRS all distributions and gross proceeds from the redemption of Fund shares (except in the case of certain exempt shareholders). All such distributions and proceeds generally will be subject to the withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if: (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number; (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the "backup withholding" provisions.

         The IRS recently revised its regulations affecting the application to foreign investors of the "back-up withholding" and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in each Fund should consult their tax advisors with respect to the potential application of these new regulations.

     The income tax and estate tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.

     Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by a Fund also may be subject to foreign, state and local taxes, and their treatment under foreign, state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.

OTHER INFORMATION

FUND STRUCTURE

         CLASSES OF SHARES. Each Fund except Micro Cap Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through service organizations. Advisor Shares incur more expenses but have lower investment minimums than Investor Shares. Except for certain class differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions differs between the classes. Information about the other class of shares is available from the Trust by calling Schroder Advisors at 1-800-730-2932.

         THE PORTFOLIOS. Each of the Funds (except U.S. Equity Fund and Micro Cap Fund) seeks to achieve its investment objective by investing all of its investable assets in a Portfolio that has the same investment objective and substantially similar policies as those of the Fund. Accordingly, the Portfolio directly acquires its own securities, and the Fund acquires an indirect interest in those securities. Schroder International Bond Portfolio is a separate series of Schroder Capital Funds II, a business trust organized under the laws of the state of Delaware in December, 1996 ("Schroder Core II"). Each other Portfolio in which a Fund invests is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has eleven separate series. Schroder Core II is similarly registered and currently has one series. The assets of each Portfolio belong only to, and the liabilities of each Portfolio are borne solely by, that Portfolio and no other portfolio of Schroder Core or Schroder Core II.

         Each Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. The Portfolio may permit other investment companies or other qualified investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

         A Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio is entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as permitted under the 1940 Act and other applicable law, the Board may solicit proxies from the Fund's shareholders and vote the Fund's interest in a Portfolio based upon the vote of its shareholders or the Board may determine to vote the Fund's interests in a Portfolio in the same proportion as the vote of all other interestholders in the Portfolio. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders would receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

         The Portfolios do not sell their shares directly to members of the general public. Another investor in a Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same offering price as a Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in a Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future is available from Schroder Capital Funds (the "Core") or Schroder Core II by calling Forum Shareholder Services, LLC at 1-800-730-2932.

         Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, Schroder Core II, their trustees and certain of their officers are required to sign the registration statement and amendments thereto of the Trust and may be required to sign the registration statements of certain other investors in a Portfolio. In addition, under federal securities law, Schroder Core or Schroder Core II may be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investor in Schroder Core or Schroder Core II, including a Fund. Each investor in a Portfolio, including the Trust, has agreed to indemnify Schroder Core or Schroder Core II and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

         Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core or Schroder Core
II. Similarly, Schroder Core or Schroder Core II will indemnify each investor in a Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core or Schroder Core II that is supplied to the investor by Schroder Core or Schroder Core II. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core or Schroder Core II. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core or Schroder Core II to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core or Schroder Core II, its liability is similarly limited to information about and supplied by it.

         CERTAIN RISKS OF INVESTING IN THE PORTFOLIOS. A Fund's investment in a Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if a Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

         A Fund may withdraw its entire investment from a Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

        Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

ORGANIZATION OF THE TRUST

         The Trust was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust is registered as an open-end management investment company under the 1940 Act.

         Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. Securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the series is unable to meet its obligations. Schroder believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

         The Trust has authorized an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series (such as the Funds) and may divide series into classes of shares, and the costs of doing so may be borne by a series or a class or the Trust in accordance with the Trust Instrument. The Trust currently consists of nine series. Each series offers two classes of shares, Investor Shares and Advisor Shares except for Schroder Micro Cap Fund, which has authorized only Investor Shares..

         When issued for the consideration described in the relevant Prospectus or under the dividend reinvestment plan, shares are fully paid, nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Each shareholder of record is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

         The Trust does not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters are not submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each Trustee serves until death, resignation or removal. Vacancies are filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies. Similarly, the selection of independent accountants and renewal of investment advisory agreements for future years is performed annually by the Trust Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new independent accountants if the employment of the Trust's independent accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate.

         In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee at any meeting of the shareholders.

PERFORMANCE INFORMATION

         Performance   quotations  of  the  average   annual  total  return  and
cumulative total return of a Fund is provided in advertisements or reports to shareholders or prospective investors.

         Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund or class over periods of 1, 5 and 10 years (or since commencement of operations if any of these periods are not available), calculated pursuant to the following formula:

                                           P (1+T)n = ERV

         (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of fund and any class expenses (net of any reimbursed expenses) on an annual basis and generally assume that all dividends and distributions, when paid, are reinvested in shares of the same class.

         Quotations of cumulative total return reflect only the performance of a hypothetical investment in a fund or a class during the particular time period shown. Cumulative total returns vary based on changes in market conditions and the level of a fund's and any applicable class's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In communications to current or prospective shareholders, performance figures such as cumulative total return, also may be compared with the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Investors who purchase and redeem shares through a customer account maintained at a financial institution or a Service Organization may be charged one or more of the following types of fees as agreed upon by the financial institution or Service Organization and the investor, with respect to the customer services provided: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees have the effect of reducing the average annual or cumulative total returns for those investors.

         For information regarding performance data as for the relevant period for each of the Funds, see APPENDIX A.

PRINCIPAL SHAREHOLDERS

         For information regarding Principal Shareholders of each Fund, see Table 4 in APPENDIX B.

CUSTODIAN

         The Chase Manhattan Bank, through its Global Custody Division located in London, England, acts as custodian of the Funds' and the Portfolios' assets but plays no role in making decisions as to the purchase or sale of portfolio securities for the Funds or the Portfolios. Pursuant to rules adopted under the 1940 Act, a Portfolio may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made currently by the Core Trust Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Portfolio; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Portfolio assets.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

        Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101, acts as the Funds' transfer agent and dividend disbursing agent.


LEGAL COUNSEL

        Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

INDEPENDENT ACCOUNTANT

     Coopers & Lybrand L.L.P. serves as independent accountants for the Trust. Coopers & Lybrand L.L.P. provides audit services and consultation in connection with review of U.S. SEC filings. Their address is One Post Office Square, Boston, Massachusetts 02109.

YEAR 2000 DISCLOSURE

        The Funds receive services from the investment advisor, administrators, distributor, transfer agent and custodian which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the year 2000 from the year 1900. Schroder Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

REGISTRATION STATEMENT

         This SAI and each Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in each Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The fiscal year end of Schroder International Fund, Schroder International Smaller Companies Fund, and Schroder U.S. Equity Fund is October 31. The fiscal year end of Schroder International Bond Fund is December 31. The fiscal year end of Schroder Emerging Markets Fund, Schroder U.S. Smaller Companies Fund, and Schroder Micro Cap Fund is May 31.

         Financial statements for each Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of a Fund.

     The following  financial  statements are incoporated by reference into this
SAI:

         Audited financial statements for the fiscal year ended October 31, 1997 including Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements and Report of Independent Accountants for Schroder International Fund, Schroder International Smaller Companies Fund, Schroder U.S. Equity Fund and Schroder Emerging Markets Fund Institutional Portfolio (Annual Reports filed via EDGAR on January 6, 1998 and January 9, 1998, accession numbers 0000889812-98-000006, 000889812-98-000005, 000889812-98-000004 and
         0001004402-98-000018, respectively).

         Unaudited financial statements for the period ended November 30, 1997 including Schedule of Investments (Schroder Micro Cap Fund only), Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements (unaudited) and Supplemental Information (unaudited) for Schroder U.S. Smaller Companies Fund and Schroder Micro Cap Fund (Semi-Annual Reports filed via EDGAR on January 29, 1998 and February 5, 1998, accession numbers 0001004402-98-000066 and
         0000889812-98-000163 respectively).

                                   APPENDIX A

                             PERFORMANCE INFORMATION

         The average annual return of each of International Fund, International Smaller Companies Fund, and U.S. Equity Fund for the period ended October 31, 1997 is shown below. The average annual return for International bond Fund, based on the performance of International Bond Portfolio, for the period ended December 31, 1997, is shown below. The average annual return for U.S. Smaller Companies Fund for the period ended May 31, 1997 is shown below. The average return for Micro Cap Fund for the period ended November 30, 1997 is shown below.

                                                       CALENDAR                                                    SINCE
                                 ONE      THREE         YEAR        ONE        THREE       FIVE        TEN       INCEPTION
                                MONTHS    MONTHS       TO DATE      YEAR       YEARS       YEARS      YEARS      ANNUALIZED
                                ------    ------       -------      ----       -----       -----      -----      ----------
SCHRODER INTERNATIONAL
FUND
  Investor Shares             (6.80%)     (10.43%)    4.55%      8.33%       6.58%       13.36%     9.83%       11.89%

SCHRODER EMERGING MARKETS
FUND
  Investor Shares                N/A         N/A         N/A        N/A         N/A         N/A        N/A          N/A

SCHRODER INTERNATIONAL
SMALLER COMPANIES FUND
  Investor Shares             (3.56)%     (7.24%)     (7.73%)    0.00%       0.00%       0.00%      0.00%

SCHRODER INTERNATIONAL
BOND FUND
  Investor Shares             N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A

SCHRODER U.S. EQUITY FUND
  Investor Shares             (2.49%)     (4.29%)     17.34%     26.49%      21.14%      15.79%     14.95%      11.28%

SCHRODER U.S. SMALLER
COMPANIES FUND
  Investor Shares             11.71%      8.09%       10.04%     21.39%      27.40%      0.00%      0.00%       24.91%
  Advisor Shares              11.73%      7.99%       36.38%     0.00%       0.00%       0.00%      0.00%       27.23%

SCHRODER MICRO CAP FUND
  Investor Shares             1.07%       0.00%       0.00%      0.00%       0.00%       0.00%      0.00%       0.00%

-------------------------------------------

As of February 1, 1998, there were no outstanding Advisor Shares of any Fund other than U.S. Smaller Companies Fund.

                                   APPENDIX B

                              MISCELLANEOUS TABLES

                       TABLE 1 - INVESTMENT ADVISORY FEES


Fees are paid at the Portfolio level where the Fund invests in a Portfolio. If the Fund invests in other than in a Portfolio, the expense is paid by the Fund.

                                               GROSS FEE           FEE WAIVED          NET FEE PAID
                                               ---------           ----------          ------------
SCHRODER INTERNATIONAL FUND
    Year Ended October 31, 1997                 $891,659             $47,444             $844,215
    Year Ended October 31, 1996                 $978,697             $51,971             $926,726
    Year Ended October 31, 1995                 $893,082               $ 0               $893,082

  SCHRODER INTERNATIONAL SMALLER
  COMPANIES FUND
    Year Ended October 31, 1997                 $60,033              $60,033               $ 0

SCHRODER U.S. EQUITY FUND
    Year Ended October 31, 1997                 $118,887             $28,422             $ 90,465
    Year Ended October 31, 1996                 $139,483             $ 4,355             $135,128
    Year Ended October 31, 1995                 $140,988               $ 0               $140,988

SCHRODER INTERNATIONAL BOND FUND(1)
    Period Ended December 31, 1997              $53,529              $53,529               $ 0

SCHRODER EMERGING MARKETS FUND(2)                 $ 0                  $ 0                 $ 0

SCHRODER U.S. SMALLER COMPANIES FUND
    Period Ended May 31, 1997                   $59,916              $10,038             $49,878
    Year Ended October  31, 1996                $76,373              $16,090             $60,283
    Year Ended October 31, 1995                 $71,188                $ 0               $71,188

SCHRODER MICRO CAP FUND
    Period Ended November 30, 1997               $3,733              $3,733                $ 0

-----------------------------------------------------------------

(1) For the first full year  International Bond Portfolio has been in operation.
(2) Not yet in operation.

                          TABLE 2 - ADMINISTRATION FEES

  (Includes the Fund's Proportion of the Portfolio's Expenses where Applicable)

A. ADMINISTRATION FEES PAID TO SCHRODER FUND ADVISORS, INC.

                                                                                    NET FEE
                                                       GROSS FEE     FEE WAIVED       PAID
                                                       ---------     ----------       ----
SCHRODER INTERNATIONAL FUND
      Year Ended October 31, 1997                       $463,353      $ 97,253      $366,100
      Year Ended October 31, 1996                       $761,036      $61,259       $699,777
      Year Ended October 31, 1995                       $446,541         $          $446,541
                                                                         0

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
      Year Ended October 31, 1997                       $ 18,234      $ 17,657       $ 577

SCHRODER U.S. EQUITY FUND
      Year Ended October 31, 1997                         $ 0            $             $
      Year Ended October 31, 1996                          $             0             0
      Year Ended October 31, 1995                          0             $             $
                                                           $             0             0
                                                           0             $             $
                                                                         0             0

SCHRODER INTERNATIONAL BOND FUND
      Period Ended December 31, 1997                    $ 10,706      $10,706         $ 0

SCHRODER EMERGING MARKETS FUND(1)                          $             $            $ 0
                                                           0             0

SCHRODER U.S. SMALLER COMPANIES FUND
      Period Ended May 31, 1997                         $ 25,060      $ 25,060        $ 0
      Year Ended October 31, 1996                       $ 41,063      $ 26,850      $ 14,213
      Year Ended October 31, 1995                       $ 35,594         $          $ 35,594
                                                                         0

SCHRODER MICRO CAP FUND
      Period Ended November 30, 1997                     $ 747         $ 747           $
                                                                                       0



B. SUBADMINSTRATION FEES PAID TO FORUM ADMINISTRATIVE SERVICES, LLC

                                                                                     NET FEE
                                                       GROSS FEE     FEE WAIVED       PAID
                                                       ---------     ----------       ----
SCHRODER INTERNATIONAL FUND
      Year Ended October 31, 1997                       $229,792        $ 0         $229,792
      Year Ended October 31, 1996
      Year Ended October 31, 1995

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
      Year Ended October 31, 1997                       $ 10,018        $ 0         $ 10,018

SCHRODER U.S. EQUITY FUND
      Year Ended October 31, 1997                       $ 15,853        $ 0         $ 15,853
      Year Ended October 31, 1996
      Year Ended October 31, 1995

SCHRODER INTERNATIONAL BOND FUND
      Period Ended December 31, 1997                    $ 25,000      $ 25,000        $ 0

                                                                                     NET FEE
                                                       GROSS FEE     FEE WAIVED       PAID
                                                       ---------     ----------       ----

SCHRODER EMERGING MARKETS FUND(1)                         N/A           N/A           N/A

SCHRODER U.S. SMALLER COMPANIES FUND
      Period Ended May 31, 1997                         $ 15,007        $ 0         $ 15,007
      Year Ended October 31, 1996
      Year Ended October 31, 1995

SCHRODER MICRO CAP FUND
      Period Ended November 30, 1997                     $ 299          $ 0          $ 299

-----------------------------------------------------

(1) Not yet in operation.

                         TABLE 3 - FUND ACCOUNTING FEES

(Includes the Fund's Share of the Portfolio's Expense, were applicable)

                                                         GROSS FEE        FEE WAIVED       NET FEE PAID
                                                         ---------        ----------       ------------
SCHRODER INTERNATIONAL FUND
      Year Ended October 31, 1997                         $83,959            $ 0             $83,959
      Year Ended October 31, 1996                         $86,000            $ 0             $86,000
      Year Ended October 31, 1995                         $72,000            $ 0             $72,000

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
      Year Ended October 31, 1997                         $71,200            $ 0             $71,200

SCHRODER U.S. EQUITY FUND
      Year Ended October 31, 1997                         $36,000            $ 0             $36,000
      Year Ended October 31, 1996                         $36,000            $ 0             $36,000
      Year Ended October 31, 1995                         $38,000            $ 0             $38,000

SCHRODER INTERNATIONAL BOND FUND(1)
      Period Ended December 31, 1997                      $62,000          $24,000           $38,000

SCHRODER EMERGING MARKETS FUND(2)                           $ 0              $ 0               $ 0

SCHRODER U.S. SMALLER COMPANIES FUND
      Period Ended May 31, 1997                           $12,955            $ 0             $12,955
      Year Ended October  31, 1996                        $37,972            $ 0             $37,972
      Year Ended October 31, 1995                         $36,000            $ 0             $36,000

SCHRODER MICRO CAP FUND
      Period Ended November 30, 1997                      $ 4,645            $ 0             $ 4,645

-----------------------------------------------------

(1) For the first full year  International Bond Portfolio has been in operation.
(2) Not yet in operation.

              TABLE 4 - HOLDERS OF 5% OR MORE OF OUTSTANDING SHARES

As of February 1, 1998, the shareholders listed below owned more than 5% of a Fund as noted. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

                                                            NUMBER OF         NUMBER OF       % OF SHARES
                                                             INVESTOR          ADVISOR          OF FUND
                                                              SHARES           SHARES         CLASS OWNED
                                                              ------           ------         -----------
SCHRODER INTERNATIONAL FUND

Mac & Co.
Mellon Bank NA
PO Box 3198
Pittsburgh  PA  15230-3198                                1,528,397.118                          15.16

Mac & Co.
Mellon Bank NA
PO Box 3198
Pittsburgh  PA  15230-3198                                 969,017.668                            9.61

Cal Farley's Boys Ranch Foundation
600 W 11th Street
Amarillo  TX  79101                                        928,314.855                            9.21

Union College Pooled Endowment Funds
PO Box 3199 Church Street Station
New York  NY  10008                                        828,387.036                            8.22

Norwest Bank Minnesota NA, Trustee
PO Box 1450 NW 8477
Minneapolis  MN  55480-8477                                548,281.576                            5.44

Lutheran Church
Missouri Synod Foundation
1333 5 Kirkwood Road
St. Louis  MO  63122                                       544,127.021                            5.40

Miter & Co
c/o Marshall & Ilsley Trust Company
PO Box 2977
Milwaukee  WI  53202-2977                                  523,228.836                            5.19

Donaldson Lufkin & Jenrette
Securities Corporation
PO Box 2052
Mutual Funds Dept./5th Floor
Jersey City  NJ  07303                                                         152.905           100.00

                                                            NUMBER OF         NUMBER OF       % OF SHARES
                                                             INVESTOR          ADVISOR          OF FUND
                                                              SHARES           SHARES         CLASS OWNED
                                                              ------           ------         -----------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                                                               N/A               N/A              N/A
SCHRODER U.S. EQUITY FUND

Wendel & Co.
c/o The Bank of New York
PO Box 1066
Wall Street Station
New York  NY  10268                                        152,163.424                            8.53

Schroder Nominee Limited
120 Cheapside
London EC2V 6DS England, United Kingdom                    131,062.172                            7.35

Security Nominees Incorporated
1 State Street
New York  NY  10017                                        113,383.988                            6.36

Citibank F.S.B. as Trustee
for Natwest Crawley
1410 N. Westshore Blvd.
Tampa  FL  33607                                           106,505.585                            5.97

Fox & Co.
PO Box 976
New York  NY  10268                                         99,971.674                            5.60


SCHRODER INTERNATIONAL BOND FUND

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco  CA  94104                                    5,739.347                            100.00

SCHRODER EMERGING MARKETS FUND

                                                               N/A               N/A              N/A

SCHRODER U.S. SMALLER COMPANIES FUND

Gooss & Co.
c/o Chase Manhattan Bank
1211-6th Avenue 35th Floor
New York  NY  10036                                        641,387.856                           19.14

Schroder Nominees Limited
120 Cheapside
London EC2V 6DS England, United Kingdom                    522,518.912                           15.59


                                                            NUMBER OF         NUMBER OF       % OF SHARES
                                                             INVESTOR          ADVISOR          OF FUND
                                                              SHARES           SHARES         CLASS OWNED
                                                              ------           ------         -----------
SCHRODER U.S. SMALLER COMPANIES FUND (CONT.)

FTC & Co.
PO Box 173736
Denver  CO  80217-3736                                     408,154.845                           12.18

Donaldson Lufkin & Jenrette
Securities Corporation
PO Box 2052
Jersey City  NJ  07303                                     193,080.089                            5.76

Charles Schwab & Co Inc.
101 Montgomery Street
San Francisco  CA  94104                                   180,870.816                            5.40

Donaldson Lufkin & Jenrette
Securities Corporation
Jersey City  NJ  07303                                                       52,111.264          17.97

National Investor Services Corp.
55 Water Street
New York  NY  10041                                                          18,797.430           6.48

SCHRODER MICRO CAP FUND

Schroders Incorporated
787 Seventh Avenue
New York  NY  10019                                        203,942.455                           86.32

IRA Unschuld
150 East 56th Street
New York  NY  10022                                         20,394.245                            8.63

                                      B-8

                         TABLE 5- BROKERAGE COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                                                                      PERCENTAGE
                                                                                                     OF COMMISSION
                                                                                     PERCENTAGE OF   TRANSACTIONS
                                                                      COMMISSIONS     COMMISSIONS      EXECUTED
                                                       AGGREGATE        PAID TO         PAID TO         THROUGH
                                                      COMMISSIONS      SCHRODER &      SCHRODER &     SCHRODER &
                                                          PAID          CO. INC.        CO. INC.       CO. INC.
                                                          ----          --------        --------       --------
SCHRODER INTERNATIONAL FUND
      Year Ended October 31, 1997                       $421,129         $4,716          0.99%           1.11%
      Year Ended October 31, 1996                       $756,181
      Year Ended October 31, 1995                       $584,429

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
      Year Ended October 31, 1997                       $ 37,223

SCHRODER U.S. EQUITY FUND
      Year Ended October 31, 1997                       $ 20,510
      Year Ended October 31, 1996
      Year Ended October 31, 1995

SCHRODER INTERNATIONAL BOND FUND(1)
      Period Ended December 31, 1997                     $ 297

SCHRODER EMERGING MARKETS FUND(2)                         $ 0

SCHRODER U.S. SMALLER COMPANIES FUND
      Period Ended May 31, 1997                         $167,043
      Year Ended October 31, 1996                       $ 37,589
      Year Ended October 31, 1995                       $ 34,391

SCHRODER MICRO CAP FUND
      Period Ended November 30, 1997                    $ 2,966


During the last three fiscal years certain Funds paid brokerage commissions to Schroder & Co. Inc., an affiliate of SCMI. The tables above indicate the Funds that paid commissions to Schroder & Co. Inc., the aggregate amounts of commissions paid, the percentage of aggregate brokerage commissions paid to Schroder & Co. Inc. and the percentage of the aggregate dollar amount of transactions involving payment of commissions that were effected through Schroder & Co. Inc. ----------------------------------------------------

(1)  Based solely on the first full year of the Portfolio.
(2)  Not yet in operation.

                        SCHRODER CAPITAL FUNDS (DELAWARE)

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1998
--------------------------------------------------------------------------------
INVESTMENT ADVISER
------------------
Schroder Capital Management International Inc. ("SCMI")

ADMINISTRATOR AND DISTRIBUTOR
-----------------------------
Schroder Fund Advisors Inc. ("Schroder Advisors")

SUBADMINISTRATOR
----------------
Forum Administrative Services, LLC ("FAdS")

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
--------------------------------------------
Forum Shareholder Services, LLC ("Forum")

GENERAL INFORMATION:                (207) 879-8903
ACCOUNT INFORMATION:                (800) 344-8332
FAX:                                (207) 879-6206

Investor Shares of SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO (the "Fund") are offered for sale at net asset value, with no sales charge but a transaction charge of 0.50% on purchases and redemptions, as an investment vehicle for individuals, institutions, corporations and fiduciaries. The Fund's Advisor Shares also are offered for sale at net asset value, with no sales charge but a transaction charge of 0.50% on purchases and redemptions, to individual investors, in most cases through Service Organizations (as defined in the prospectuses) at lower investment minimums but higher expenses than Investor Shares.

This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's current prospectus dated March 1, 1998, as may be amended from time to time for each of the Investor Shares and the Advisor Shares ( each, a "Prospectus" and, collectively, the "Prospectuses"). This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the applicable Prospectus and retained for future reference. The Prospectuses and this SAI are available along with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). All terms used in this SAI that are defined in the Prospectuses have the meaning assigned in the Prospectuses. You may obtain an additional copy of the applicable Prospectus(es) without charge by writing to the Trust at Two Portland Square, Portland, Maine 04101 or calling the numbers listed above.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES
  OF THE TRUST AND RISK
  CONSIDERATIONS....................................3
Options.............................................3
Futures Contracts...................................5
Special Risks of Transactions in Futures
  Contracts and Related Options.....................8
Forward Commitments.................................9
Repurchase Agreements...............................9
When-Issued Securities..............................9
Loans of Fund Securities...........................10
Foreign Securities.................................10
Foreign Currency Transactions......................11
Zero-Coupon Securities.............................13
Warrants and Stock Rights..........................16
Convertible Securities.............................16
Debt-to-Equity Conversions.........................16
Brady Bonds........................................17
Indexed Securities.................................17
Investment in Other Investment
  Companies........................................17
Temporary Investments..............................18
Short-Term Debt Securities.........................18
Restricted Securities..............................19
Rule 144A Securities...............................20
U.S. Government Securities.........................20
Bank Obligations...................................20
INVESTMENT RESTRICTIONS............................21
MANAGEMENT.........................................22
Officers and Trustees..............................18
Investment Adviser.................................25
Administrative Services............................26
Distribution of Fund Shares........................28
Glass-Steagall Act.................................29
Fund Accounting....................................29
PORTFOLIO TRANSACTIONS.............................30
Investment Decisions...............................30
Brokerage and Research Services....................30
ADDITIONAL PURCHASE AND
     REDEMPTION INFORMATION........................32
Determination of Net Asset Value Per Share.........32
Redemptions In-Kind................................33
TAXATION...........................................33
OTHER INFORMATION..................................38
Fund Structure.....................................38
Classes of Shares..................................38
The Portfolio......................................38
Certain Risks of Investing in the Portfolio........39
Organization of the Trust..........................40
Capitalization and Voting..........................40
Performance Information............................42
Principal Shareholders.............................42
Custodian..........................................42
Transfer Agent and Dividend Disbursing Agent.......42
Legal Counsel......................................42
Independent Accountant.............................42
Year 2000 Issues...................................42
Registration Statement.............................42
Financial Statements...............................42

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND RISK CONSIDERATIONS


This  Statement  of  Additional   Information  contains  additional  information
concerning certain investment practices and investment restrictions of the Trust and the Fund.

         Except as described below under "Investment Restrictions", the investment policies described in the Prospectuses and in this SAI are not fundamental, and the Trustees may change the non-fundamental policies of the Fund without an affirmative vote of shareholders of the Fund.

OPTIONS

         The Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

         COVERED CALL OPTIONS. The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         COVERED PUT OPTIONS. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         The Fund may also purchase put and call options to enhance its current return.

         OPTIONS ON FOREIGN SECURITIES. The Fund may purchase and sell options on foreign securities if in SCMI's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that SCMI will not forecast interest rate or market movements correctly, that The Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of SCMI to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, The Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when SCMI believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of SCMI may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

         Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

FUTURES CONTRACTS

         In order to hedge against the effects of adverse market changes, the Fund that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Fund may invest and on indexes of debt securities. In addition, the Fund that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. The Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

         FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- The Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities
--assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by The Fund will usually be liquidated in this manner, The Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

         Successful use by the Fund of futures contracts on debt securities is subject to SCMI's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         INDEX FUTURES CONTRACTS AND OPTIONS. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Fund is presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         The Fund may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         MARGIN PAYMENTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund's securities which are the subject of a hedge. SCMI will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by the Fund for hedging purposes is also subject to SCMI's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by SCMI may still not result in a successful hedging transaction over a very short time period.

         OTHER RISKS. The Fund will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

FORWARD COMMITMENTS

         The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the

Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

         Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if SCMI deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. SCMI will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES

         The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While the Fund may sell its right to acquire when-issued securities prior to the settlement date, the Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF FUND SECURITIES

         The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, SCMI considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

FOREIGN SECURITIES

         The Fund may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

         In addition, to the extent that any Fund's foreign investments are not United States dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control
regulations  and  may  incur  costs  in  connection   with  conversion   between
currencies.

         In determining whether to invest in securities of foreign issuers, the investment adviser of the Fund seeking current income will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging."

         When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in SCMI's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN  CURRENCY  OPTIONS.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when SCMI believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

         Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government Securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities". Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.


         WARRANTS AND STOCK RIGHTS. The Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance). Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein). The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         In addition, the Fund may invest to a limited degree in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time period. Currently, the Fund does not intend to invest more than 5% of its total net assets (at the time of investment) in stock rights.

         DEPOSITARY RECEIPTS. As described in the Prospectus, the Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and other similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, the Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares or International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible preferred stocks and convertible debt securities ("convertible securities"). A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, carry less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). Because convertible debt is convertible into stock under specified conditions, the value of convertible debt also is affected normally by changes in the value of the issuer's equity securities.

         DEBT-TO-EQUITY CONVERSIONS. The Fund may invest up to 5% of its net assets in debt-to-equity conversions. Debt-to-equity conversion programs are sponsored in varying degrees by certain foreign countries and permit investors to use external debt of a country to make equity investments in local companies. Many conversion programs relate primarily to investments in transportation, communication, utilities and similar infrastructure-related areas. The terms of the programs vary from country to country but include significant restrictions on the application of proceeds received in the conversion and on the repatriation of investment profits and capital. When inviting conversion applications by holders of eligible debt, a government usually specifies the minimum discount from par value that it will accept for conversion. SCMI believes that debt-to-equity conversion programs may offer opportunities to invest in otherwise restricted equity securities that have a potential for significant capital appreciation. SCMI, therefore, may invest the Fund's assets to a limited extent in such programs under appropriate circumstances. There can be no assurance that debt-to-equity conversion programs will continue to be successful or that the Fund will be able to convert all or any of its emerging market debt portfolio into equity investments.

         BRADY BONDS. The Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds have been issued only recently and, therefore, do not have a long payment history. Brady Bonds may have collateralized and uncollateralized components, are issued in various currencies, and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered U.S. government securities. In light of the residual risk associated with the uncollateralized portions of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Brady Bonds acquired by the Fund could be subject to restructuring arrangements or to requests for new credit, which could cause the Fund to suffer a loss of interest or principal on its holdings.

         INDEXED SECURITIES. The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices, or other financial indicators. Investment in indexed securities involves certain risks. In addition to the credit risk of the securities issuer and normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the reference instruments. Also, in the case of certain indexed securities where the interest rate is linked to a reference instrument, the interest rate may be reduced to zero and any further declines in the value of the security may then reduce the principal amount payable on maturity. Further, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         FOREIGN EXCHANGE CONTRACTS. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. When investing in foreign securities, the Fund usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

         The Fund may enter into forward contracts for the purchase or sale of foreign currency: (1) to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities; or (2) to hedge against the possibility that a foreign currency may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. This method of attempting to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of securities and exposes the Fund to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency.

         The Fund does not intend to maintain a net exposure to such contracts if the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. The Fund will generally not enter into a forward contract with a term of greater than one year. Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a forward contract. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit the Fund's ability to hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict accurately changes in relative currency values. See "Risk Considerations -- Currency Fluctuations and Devaluations"

         INVESTMENT IN OTHER INVESTMENT COMPANIES. Pursuant to the 1940 Act, the Fund may invest in the shares of other investment companies that invest in securities that the Fund is permitted to purchase subject to the limits permitted under the 1940 Act or any orders, rules or regulations thereunder. From time to time, such investment funds may be the sole means by which the Fund may invest in equity securities of certain emerging markets companies. When investing through investment companies, the Fund may pay substantial premiums above such investment companies' net asset value per share. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Fund would continue to pay its own fees and expenses.

         TEMPORARY INVESTMENTS. As described in the applicable Prospectus, the Fund may hold and/or invest its assets without limitation in cash and/or Temporary Investments (as defined below) for cash management purposes, pending initial investment in accordance with the Fund's investment objective and policies. In addition, the Fund may hold these investments for temporary defensive purposes. The Fund may assume a temporary defensive posture when, owing to political, market or other factors broadly affecting markets in one or more emerging markets countries, SCMI determines either that opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. The Fund may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. government securities, certificates of deposit, and bankers' acceptances of U.S. or foreign banks. The Fund also may hold cash and time deposits denominated in any major foreign currency in foreign banks. To the extent that the Fund invests in Temporary Investments, it may not achieve its investment objective.

         Temporary Investments are high quality debt securities (rated "AA" or above by Standard & Poor's Corporation ("S&P") or "Aa" or above by Moody's Investors Services, Inc. ("Moody's") or with an equivalent rating by other nationally recognized securities rating organizations) denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not more than five years to maturity) obligations issued or guaranteed by: (a) the U.S. Government, its
agencies   instrumentalities,   or  government-sponsored   enterprises;  or  (b)
international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (2) U.S. finance company obligations, corporate commercial paper and other short-term commercial obligations; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the Federal Reserve System and any U.S. broker-dealer or any foreign bank that has been determined by the investment adviser to be creditworthy.

         SHORT-TERM DEBT SECURITIES. For cash management, pending investment or other temporary purposes, the Fund may invest in commercial paper -- short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund for temporary defensive purposes consists of direct obligations of domestic issuers that at the time of investment are rated "P-1" by Moody's Investors Service ("Moody's") or "A-1" by Standard & Poor's ("S&P"), or securities that, if not rated, are issued by companies having an outstanding debt issue currently rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's, and the rating "A-1" is the highest commercial paper rating assigned by S&P. The Fund also may invest in variable rate master demand notes, which are obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payer of such notes. Generally both parties have the right to vary the amount of the outstanding indebtedness on the notes.

         RESTRICTED SECURITIES. "Liquidity" under "Investment Policies" in each Prospectus sets forth the circumstances in which the Fund may invest in "restricted securities". In connection with the Fund's original purchase of restricted securities, SCMI may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the registration expenses of illiquid restricted securities may also be negotiated by the Fund with the issuer at the time such securities are purchased by that Fund. When registration is required, however, a considerable period may elapse between the decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

         If SCMI determines that a "restricted security" is liquid pursuant to guidelines adopted by the Board of Trustees of Schroder Capital Funds ( the "Schroder Core", and the "Schroder Core Board"), the security is not deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular restricted security, that security may become illiquid, which could affect the Fund's liquidity.

         RULE 144A SECURITIES. The Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by rule 144A under the Securities Act of 1933 (the "Securities Act"). Rule 144A provides an exemption from the registration requirements of the Securities Act for resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now be deemed to be liquid, though there is no assurance that a liquid market for any particular Rule 144A security will develop or be maintained. SCMI will make liquidity determinations subject to guidelines approved by the Schroder Core Board. If any Rule 144A security previously determined to be liquid is later determined to be illiquid, such security will be subject to the Fund's 15% limitation on illiquid securities.

         U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government (or its agencies, instrumentalities or
government-sponsored    enterprises).     Agencies,     instrumentalities
and government-sponsored enterprises that have been established or sponsored by the U.S. Government and issue or guarantee debt securities include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies, instrumentalities or government-sponsored enterprises referred to above are backed by the full faith and credit of the U.S. Government. There can be no assurance that the U.S. Government will provide financial support to these obligations where it is not obligated to do so.

         BANK OBLIGATIONS. The Fund may invest in obligations of U.S. and foreign banks (including certificates of deposit and bankers' acceptances) whose total assets at the time of purchase exceed $1 billion. The Fund also may hold cash and time deposits denominated in any major currency in foreign banks. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Similar to a certificate of deposit, a time deposit earns a specified rate of interest over a definite time period; however, it cannot be traded in the secondary markets.

         LOANS OF FUND SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must:
(1) on each business day, at least equal the market value of the loaned securities; and (2) consist of cash, bank letters of credit, U.S. government securities, other cash equivalents or liquid securities in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to SCMI. When lending portfolio securities, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan plus the interest on the collateral securities (less any finders' or administrative fees the Fund pays in arranging the loan). The Fund may share the interest it receives on the collateral securities with the borrower if it realizes at least a minimum amount of interest required by the lending guidelines established by the Board. The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or SCMI. The terms of any Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

         The market value of portfolio securities purchased with cash collateral may decline. Loans of securities by the Fund are subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board.

INVESTMENT RESTRICTIONS

The Fund's significant investment restrictions are described in the Prospectus. The following investment restrictions, except where stated to be non-fundamental policies, are also fundamental policies of the Fund and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Fund's outstanding shares. Under the Investment Company Act of 1940, such a "majority" vote is defined as the vote of the holders of the lesser of: (1) 67% of more of the shares present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present; or (2) more than 50% of the outstanding shares. Under these additional restrictions, the Fund cannot:

        (a) Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio);

        (b) Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract);

        (c) Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments which it may use as permitted by any of its other fundamental policies;

        (d) Purchase or write puts or calls except as permitted by any of its other fundamental policies;

        (e) Lend money except in connection with the acquisition of debt securities that the Fund's investment policies and restrictions permit it to purchase (see "Investment Objective" and "Investment Policies" in the Prospectus). The Fund may make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");

        (f) As a non-fundamental policy, invest in or hold securities of any issuer if officers or Trustees of the Trust or SCMI individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

        (g) As a non-fundamental policy, invest more than 5% of the value of its
total  assets  in  securities  of  issuers   having  a  record,   together  with
predecessors, of less than three years of continuous operation;

        (h)     Make short sales of securities;

        (i) Invest in  interests  in oil, gas or other  mineral  exploration  or
development  programs  (but  may  purchase  readily  marketable   securities  of
companies which operate, invest in, or sponsor such programs);

        (j) Invest in real estate or in interests in real estate (but may purchase readily marketable securities of companies holding real estate or interests therein).


MANAGEMENT

         OFFICERS AND TRUSTEES. The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI. Except as noted, each of these individuals currently serves in the same capacity for Schroder Capital Funds, Schroder Capital Funds II and Schroder Series Trust, other registered investment companies in the Schroder family of funds.

PETER E. GUERNSEY, 75, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

JOHN I. HOWELL, 80, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

CLARENCE F. MICHALIS, 75, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 77, c/o the Trust, Two Portland Square, Portland, Maine - Chairman and Trustee of the Trust; retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

HON. DAVID N. DINKINS, 69, c/o the Trust, Two Portland Square, Portland, Maine, Trustee of the Trust; Professor, Columbia University School of International and Public Affairs; Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetic Center, Inc.; formerly, Mayor, The City of New York.

PETER S. KNIGHT, 46, c/o the Trust, Two Portland Square, Portland, Maine, Trustee of the Trust; Partner, Wunder, Knight, Levine, Thelen & Forcey; Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group Inc., Formerly, Campaign Manager, Clinton/Gore `96.

SHARON L. HAUGH*,  51, 787 Seventh  Avenue,  New York, New York,  Trustee of the
Trust; Chairman, Schroder Capital Management Inc. ("SCM"), Executive Vice President and Director, SCMI; Chairman and Director, Schroder Advisors.

MARK J. SMITH*, 35, 33 Gutter Lane, London, England - President and Trustee of the Trust; Senior Vice President and Director of SCMI since April 1990; Director and Senior Vice President, Schroder Advisors.

MARK ASTLEY, 33, 787 Seventh Avenue, New York, New York - Vice President of the Trust; First Vice President of SCMI, prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1987.

ROBERT G. DAVY, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1986.

MARGARET H. DOUGLAS-HAMILTON, 55, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Secretary of SCM since July 1995; Senior Vice President (since April 1997) and General Counsel of Schroders U.S. Holdings Inc. since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

RICHARD R. FOULKES, 51, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd.
since 1989.

FERGAL CASSIDY, 28, 787 Seventh Avenue, New York, New York - Treasurer of the Trust.

JOHN Y. KEFFER, 54, Two Portland Square, Portland, Maine - Vice President of the Trust; President of FFC, the Fund's transfer and dividend disbursing agent and other affiliated entities including Forum Financial Services, Inc., Forum Administrative Services, LLC, and Forum Advisors, Inc.

JANE P. LUCAS, 35, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director and Senior Vice President SCMI; Director of SCM since September 1995; Director of Schroder Advisors since September 1996; Assistant Director Schroder Investment Management Ltd. since June 1991.

CATHERINE A. MAZZA, 37, 787 Seventh Avenue, New York, New York - Vice President of the Trust; President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

MICHAEL PERELSTEIN, 41, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director since May 1997 and Senior Vice President of SCMI since January 1997; prior thereto, Managing Director of MacKay - Shields Financial Corp.

ALEXANDRA POE, 37, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust; Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; Secretary of Schroder Advisors; prior thereto, an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

THOMAS G. SHEEHAN, 42, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust; Relationship Manager and Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special
Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

FARIBA TALEBI, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Group Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987; Director of SCM since April 1997.

JOHN A. TROIANO, 38, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCM since April 1997; Chief Executive Officer, since July 1, 1997, of SCMI and Managing Director and Senior Vice President of SCMI since October 1995; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 31, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993.

CATHERINE S. WOOLEDGE, 55, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust; Counsel, Forum Financial Services, Inc. since November 1996. Prior thereto, associate at Morrison & Foerster, Washington, D.C. from October 1994 to November 1996, associate corporate counsel at Franklin Resources, Inc. from September 1993 to September 1994, and prior thereto associate at Drinker Biddle & Reath, Philadelphia, PA.

*        Interested Trustee of the Trust within the meaning of the 1940 Act.

     Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders U.S. Holdings Inc., which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc. SCM is also a wholly owned subsidiary of Schroders U.S. Holdings Inc..

         Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual retainer of $11,000 and additional fees of $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among the various investment companies based on their relative net assets. Payment of meeting fees is allocated only among those investment companies to which the meeting relates. None of the registered investment companies in the Fund Complex has any bonus, profit sharing, pension or retirement plans.

         The following table provides the fees paid to each independent Trustee of the Trust for the year ended December 31, 1997.

                                                          PENSION OR                            TOTAL COMPENSATION
                                                          RETIREMENT                              FROM TRUST AND
                                      AGGREGATE        BENEFITS ACCRUED     ESTIMATED ANNUAL     FUND COMPLEX PAID
                                  COMPENSATION FROM    AS PART OF TRUST       BENEFITS UPON         TO TRUSTEES
NAME OF TRUSTEE                         TRUST              EXPENSES            RETIREMENT
-------------------------------- -------------------- -------------------- -------------------- --------------------

Mr. Guernsey                          $1,365.30               $0                   $0               $ 3,983.42
Mr. Howell                            $1,365.30               $0                   $0               $14,983.42
Mr. Michalis                          $  865.30               $0                   $0               $ 2,483.42
Mr. Schwab                            $2,365.30               $0                   $0               $ 7,983.42
Mr. Dinkins                           $    0.00               $0                   $0               $11,000.00
Mr. Knight                            $  365.30               $0                   $0               $11,983.42

* In addition to the Trust, the "Fund Complex" includes three other registered investment companies (Schroder Capital Funds II, an open-end company; Schroder Capital Funds, an open-end company; and Schroder Series Trust, an open--end company) for which SCMI or its affiliate Schroder Capital Management, Inc., serves as investment adviser for each series.

     As of January 30, 1998, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Trust's outstanding shares.

INVESTMENT ADVISER

         SCMI, 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to each Portfolio under an investment advisory agreement between Schroder Core and SCMI. SCMI is a wholly owned U.S. subsidiary of Schroders U.S. Holdings Inc., the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $175 billion as of September 30, 1997.

         For the period commencement of operations through October 31, 1995 SCMI received in vestment advisory fees of $19,326 for advisory services provided to the Fund. For the fiscal years ended October 31, 1996 and 1997, SCMI received investment advisory fees of $1.115.324 and $1,755,044, respectively, for services provided to the Portfolio after the Fund converted to a master/feeder structure. The Fund, due to its investment in the Portfolio, bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

         Under the advisory agreement, SCMI is responsible for managing the investment program for the Fund or Portfolio. In this regard, it is SCMI's responsibility to make decisions relating to the portfolio investments and to place purchase and sale orders regarding such investments with brokers or dealers it selects. SCMI also furnishes Schroder Core Board and the Trust Board with periodic reports on the investment performance of the Portfolio and the Fund. Under the terms of the advisory agreement, SCMI is required to manage the investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.

         The Fund currently invests all of its assets in the Portfolio. As long as the Fund remains completely invested in the Portfolio (or any other investment company), SCMI is not entitled to receive an investment advisory fee with respect to the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Trust has retained SCMI as investment adviser to manage the Fund's assets in the event the Fund's assets are so withdrawn. The investment advisory agreement between the Trust and SCMI with respect to the Fund is the same in all material respects as the Investment Advisory Agreement with respect to the Portfolio (except as to the parties, the circumstances under which fees will be paid, and the jurisdiction whose laws govern the agreement). During a time that the Fund did not have substantially all of its assets invested in the Portfolio or another investment company, for providing investment advisory services under the investment advisory agreement for the Fund, SCMI would be entitled to receive advisory fees monthly at the annual rate of 1.00% of the of the Fund's average daily net assets.

         The advisory agreements for the Fund and Portfolio continue in effect provided such continuance is approved annually: (1) by the holders of a majority of the outstanding voting securities of the Fund or by the Board; and, in either case, (2) by a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party. Each advisory agreement may be terminated without penalty by vote of the Trustees or the Fund's shareholders or Portfolio's interestholders on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust or Core Trust, as the case may be, and each terminates automatically if assigned. Each advisory agreement also provides that neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of duties to the Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of any obligations and duties under the agreement.

ADMINISTRATIVE SERVICES

         On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Advisors, under which Schroder Advisors provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly owned subsidiary of SCMI and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

         For providing administrative services Schroder Advisors is entitled to receive a monthly fee at the annual rate set out in the Prospectus as to the Fund's average daily net assets. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to Schroder Advisors or by Schroder Advisors upon 60 days' written notice to the Trust.

         The Trust has entered into a subadministration agreement with FAdS. Under its agreement, FAdS assists Schroder Advisors with certain of its responsibilities under the administration agreement, including shareholder reporting and regulatory compliance. For providing its services, FAdS is entitled to receive a monthly fee from the Fund at the annual rate set out in the Prospectus as to the Fund's average daily net assets. The subadministration agreement is terminable with respect to the Fund without penalty, at any time, by the Trust, upon 60 days' written notice to FAdS or by FAdS upon 60 days' written notice to the Trust.

         Schroder Advisors and FAdS provide similar services to the Portfolio pursuant to administration and subadministration agreements between Schroder Core and each of these entities, for which Schroder Advisors and FAdS are each compensated at the annual rate set out in the Prospectus as to the Portfolio's average daily net assets. The administration and subadministration agreements with regard to the Portfolio are the same in all material respects as the Fund's respective agreements (except as to the parties, the circumstances under which the fees will be paid, and the fees payable thereunder).

         The fees paid by the Fund and Portfolio to SCMI and Schroder Advisors may equal up the totals set forth in the Prospectus as to each Fund's average daily net assets. Such fees as a whole are higher than advisory and management fees charged to mutual funds that invest primarily in U.S. securities but not necessarily higher than those charged to funds with investment objectives similar to that of the Fund.

         From commencement of operations through October 31, 1995, Schroder Advisors received an administrative fee of $19,591. For the fiscal year ended October 31, 1996 Schroder Advisors received administrative fees of $ 291,903, of which $175,124 was paid to FAdS. For the fiscal year ended October 31, 1997, Schroder Advisors received administration fees of $122,999, and FAdS received subadministration fees of $214,672. These figures include the Fund's pro rata portion of these operating expenses of the Portfolio.

         Schroder Advisors has voluntarily waived a portion of its advisory fee and has assumed certain expenses of the Fund so that the Fund's total expenses, including indirect expenses borne by the Fund as a result of investing in the Portfolio, would not exceed 1.45% (of the respective share's average daily net assets) on Investor Shares and 1.70% (of the respective share's average daily net assets) on Advisor Shares. The expense limitations cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons ( as defined in the Act ) of the Trust.

         Such fees as a whole are higher than advisory and management fees charged to mutual funds which invest primarily in U.S. securities but not necessarily higher than those charged to funds with investment objectives similar to that of the Fund.

         For the year ended October 31, 1997, Schroder Advisors waived fees and reimbursed expenses of $19,679 and $8,705, respectively. For the year ended October 31, 1996, Schroder Advisors waived fees of $53,602.

DISTRIBUTION OF FUND SHARES

         Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, serves as Distributor of Fund shares under a Distribution Agreement. Schroder Advisors is a wholly owned subsidiary of Schroders U.S. Holdings Inc., the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds.

         Under the Distribution Agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the Distribution Agreement to serve without compensation and to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses for printing and distributing prospectuses and other sales materials to prospective investors, advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.

         Under a Distribution Plan (the "Plan") adopted by the Trust with respect to Advisor Shares only, the Trust may pay directly or may reimburse the investment adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") (the investment adviser or such registered broker-dealer, if so designated, being a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of that Fund's average daily net assets) for: (1) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail;
(2) costs of printing prospectuses and other materials to be given or sent to prospective investors; (3) expenses of sales employees or agents of the Distributor, including salary, commissions, travel, and related expenses in connection with the distribution of Fund shares; and (4) payments to broker-dealers (other than the Distributor) or other organizations for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. The maximum annual amount currently payable under the Plan is 0.25%, but no payments may be made under the Plan until the Trust Board so authorizes. Any payment made pursuant to the Plan is contingent upon the Trust Board's approval. The Fund is not liable for distribution expenditures of the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expenses of sales staff responsible for marketing shares of the Fund may be allocated among various series of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses are allocated among the series of the Trust. The Trust Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

         Without shareholder approval, the Plan may not be amended to increase materially the costs that the Fund may bear. Other material amendments to the Plan must be approved by the Trust , and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement (the "disinterested Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the disinterested Trustees. The Plan has been approved, and is subject to annual approval, by the Trust Board and by the disinterested Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the disinterested Trustees or by vote of the holders of a majority of the shares of the Fund. During the period ended October 31, 1997, there were no expenses incurred dollars under the Plan.

         GLASS-STEAGALL ACT

         The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders, and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur, and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND ACCOUNTING

         Forum Accounting Services, LLC ("Forum Accounting"), an affiliate of Forum, performs fund accounting services for the Fund under an agreement with the Trust. The Accounting Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust upon 60 days' written notice to Forum Accounting or by Forum Accounting upon 60 days' written notice to the Trust.

         Under its agreement, Forum Accounting prepares and maintains the books and records of the Fund that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund, calculates dividends and capital-gain distributions, and prepares periodic reports to shareholders and the SEC. For its services to the Fund, Forum Accounting is entitled to receive from the Trust a fee of $36,000 per year plus $12,000 per year for each class of the Fund above one. Forum Accounting is entitled to an additional $24,000 per year with respect to global and international funds. In addition, Forum Accounting also is entitled to an additional $12,000 per year with respect to tax-free money market funds, funds with more than 25% of their total assets invested in asset-backed securities, funds that have more than 100 security positions, or funds that have a monthly portfolio turnover rate of 10% or greater.

         For the fiscal period ending October 31, 1995 and the fiscal years ended October 31, 1996 and 1997, the Fund paid fund accounting fees of $35,667, $73,000 and $ 75,571, respectively. For fiscal years 1996 and 1997, these figures include the Fund's pro rata portion of these operating expenses of the Portfolio.

         Forum Accounting is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless Forum Accounting and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to the Fund or based, if applicable, upon information, instructions or requests with respect to the Fund given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

         Investment decisions for the Fund or the Portfolio and for SCMI's other investment advisory clients are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved, and a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner that, in SCMI's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Each Portfolio's portfolio transaction costs are borne pro rata by its investors, including the Fund that invests in it.

BROKERAGE AND RESEARCH SERVICES

         Transactions on U.S. stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of the transaction; for example, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. Since most brokerage transactions for the Fund are placed with foreign broker-dealers, certain portfolio transaction costs for the Fund may be higher than fees for similar transactions executed on U.S. securities exchanges. However, SCMI seeks to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         The Fund's and Portfolio's advisory agreements authorize and direct SCMI to place orders for the purchase and sale of the Fund's or Portfolio's investments with brokers or dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain the most favorable price and execution available. The Fund or the Portfolio may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it deems relevant (including price, transaction size, the nature of the market for the security, the commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions).

         For the period from commencement of operations through October 31, 1996, the Fund paid a total of $101,087 in commissions. For the fiscal year ended October 31, 1997, the Portfolio paid a total of $1,413,998 in commissions.

         Historically, investment advisers, including advisers of investment companies and other institutional investors, have received research services from broker-dealers that execute portfolio transactions for the advisers' clients. Consistent with this practice, SCMI may receive research services from broker-dealers with which it places portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund or the Portfolio), although not all of these services are necessarily useful and of value in managing the Fund or the Portfolio. The investment advisory fee paid by the Fund or the Portfolio is not reduced because SCMI and its affiliates receive such services.

         As permitted by Section 28(e) of the 1934 Act, SCMI may cause the Fund or the Portfolio to pay a broker-dealer that provides SCMI with "brokerage and research services" (as defined in the 1934 Act) an amount of disclosed commission for effecting a securities transaction in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, although it does not do so currently SCMI may allocate brokerage transactions to broker-dealers who have entered into arrangements under which the broker-dealer allocates a portion of the commissions paid by the Fund or the Portfolio toward payment of Fund or Portfolio expenses, such as custodian fees.

         Subject to the general policies of the Fund or the Portfolio regarding allocation of portfolio brokerage as set forth above, each Board of Trustees has authorized SCMI to employ: (1) Schroder & Co. Inc. ("Schroder Inc.") an affiliate of SCMI, to effect securities transactions on the New York Stock Exchange only; and (2) Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect securities transactions on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

         Payment of brokerage commissions to Schroder Inc. or Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a securities exchange paid by a registered investment company to a broker that is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the policy of the Trust that commissions paid to Schroder Inc. or Schroder Securities must be, in SCMI's opinion: (1) at least as favorable as commissions contemporaneously charged by
Schroder Inc. or Schroder Securities, as the case may be, on comparable transactions for their most favored unaffiliated customers; and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board and Core Board, including a majority of the respective non-interested Trustees, have each adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that commissions paid to Schroder Inc. or Schroder Securities by the Fund or the Portfolio satisfy the foregoing standards. Such procedures are reviewed periodically by the applicable Board, including a majority of the non-interested Trustees. Each Board also reviews all transactions at least quarterly for compliance with such procedures.

         It is further a policy of the Fund and the Portfolio that all such transactions effected by Schroder Inc. on the New York Stock Exchange be in accordance with Rule 11a2-2(T) promulgated under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder Inc. actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder Inc. will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.

         Schroder Inc. pays a portion of the brokerage commissions it receives from the Fund or the Portfolio to the brokers executing the transactions on the New York Stock Exchange. In accordance with Rule 11a2-2(T), the Schroder Core has entered into an agreement with Schroder Inc. permitting it to retain a portion of the brokerage commissions paid to it by the Fund or the Portfolio. Each Board, including a majority of the non-interested Trustees, have approved this agreement.

         Neither the Fund nor the Portfolio has any understanding or arrangement to direct any specific portion of its brokerage to Schroder Inc. or Schroder
Securities, and neither will direct brokerage to Schroder Inc. or Schroder Securities in recognition of research services.

        From time to time, the Fund or the Portfolio may purchase securities of a broker or dealer through which it regularly engages in securities transactions. During the fiscal year ended October 31, 1996, the Fund purchased securities of Global Securities, one of its regular broker-dealers. Such securities had a value of $110,979 as of the end of the Fund's fiscal year. There were no reportable purchases for the fiscal year ended October 31, 1997.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

         The net asset value per share of each class of the Fund is determined as of the close of trading on the New York Stock Exchange each day that the Exchange is open. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Board has established procedures for the valuation of the Fund's securities: (1) equity securities listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange are valued at their latest sale prices on such exchange that day prior to the time when assets are valued; in the absence of sales that day, such securities are valued at the mid-market prices (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Portfolio's investment adviser); (2) unlisted equity securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation; (3) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (4) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (5) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

         When an option is written, an amount equal to the premium received is recorded in the books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. Options are valued at their mid-market prices in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and related options are stated at market value.

REDEMPTIONS IN-KIND

         In the event that payment for redeemed shares is made wholly or partly in portfolio securities, shareholders may incur brokerage costs in converting the securities to cash. An in-kind distribution of portfolio securities is generally less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of its investment portfolio.

TAXATION

         Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other series established from time to time by the Trust Board is treated as a separate taxpayer for federal income tax purposes with the result that: (1) each such series must meet separately the income and distribution requirements for qualification as a regulated investment company; and (2) the amounts of investment income and capital gain earned are determined on a series-by-series (rather than on a Trust-wide) basis.

         The Fund qualified last year as a regulated investment company under Subchapter M of the Code and intends to so qualify each year so long as such qualification is in the best interests of its shareholders. To do so, the Fund must distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on its investment company taxable income and "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

         Amounts not distributed on a timely basis (in accordance with a calendar year distribution requirement) are subject to a 4% nondeductible excise tax. To prevent this, the Fund must distribute for each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (excluding any capital gain or loss) for the calendar year; (2) at least 98% of the excess of its capital gain over capital loss realized during the one-year period ending October 31 of such year; and (3) all such ordinary income and capital gain for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during

January  of  the  following  year.  Such   distributions   will  be  taxable  to
shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income (including net realized short-term capital gain) are taxable to shareholders as ordinary income. Generally, it is not expected that such distributions will be eligible for the dividends received deduction available to corporations. However, if the Fund acquires at least 10% of the stock of a foreign corporation that has U.S. source income, a portion of that Fund's ordinary income dividends attributable to such income may be eligible for such deduction, if certain requirements are met.

         Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time Fund shares have been held by a shareholder and are not eligible for the dividends received deduction. Such distributions will qualify for the new reduced rates for capital gains on assets held for more than 18 months to the extent they represent gains on the sale of such assets. A loss realized by a shareholder on the sale of Fund shares with respect to which capital-gain distributions have been paid will, to the extent of such capital-gain distributions, be treated as long-term capital loss (even though such shares may have been held by the shareholder for one year or less). Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distribution or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         All distributions to shareholders are taxable whether reinvested in additional shares or received in cash. Shareholders that reinvest distributions will have for federal income tax purposes a cost basis in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Distributions by the Fund reduce the net asset value of that Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution, which will be returned to the investor in the form of a taxable distribution.

         Upon redemption or sale of shares, a shareholder will realize a taxable gain or loss, which will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares, and generally will qualify for the new reduced rates for capital gains if the shares have been held for more than 18 months.

         Ordinary income dividends paid to Fund shareholders who are nonresident aliens are subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

         Dividends and interest received (and, in certain circumstances, realized capital gain) by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible, and ordinarily expects, to file an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income; treat such proportionate share as taxes paid by them; and, subject to certain limitations, deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

         Due to investment laws in certain emerging market countries, it is anticipated that the Fund's investments in equity securities in such countries will consist primarily of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, that Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. The Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by that Fund as a dividend to its shareholders.

         The Fund may make an election with respect to PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs.

         The Fund may write, purchase or sell options or futures contracts. Unless the Fund is eligible to, and does, make a special election, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year (I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless such special election is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss.

         Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

         In general, gain from "foreign currencies" and from foreign currency options, foreign currency futures contracts and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures contracts or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

         Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gain or loss from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gain or loss will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if the Code Section 988 loss exceeds other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the loss was realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his or her Fund shares.

         The Trust is required to report to the Internal Revenue Service ("IRS") all distributions and gross proceeds from the redemption of Fund shares (except in the case of certain exempt shareholders). All such distributions and proceeds generally will be subject to the withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if: (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number; (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     U.S. federal income taxation of a shareholder who, under the Code, is a non-resident alien individual, a foreign trust or estate, foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

         If the income from the Fund is not treated as "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder dividends of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. Furthermore, such non-U.S. shareholders may be subject to U.S. federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from the Fund's election (described above) to "pass through" the amount of non-U.S. taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.

         A non-U.S. shareholder whose income is not treated as "effectively connected" with a U.S. trade or business generally will not be subject to U.S. federal income taxation on distributions of net long-term capital gains and any gain realized upon the sale of Fund shares. If the non-U.S. shareholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains amounts retained by Fund which are designated as undistributed capital gains and gain from the sale of Fund shares will be subject to a U.S. federal income tax of 30% (or lower treaty rate). In the case of a non-U.S. shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of distributions (including distributions of net long-term capital gains) unless IRS Form W-8 is provided.

     If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of net investment income (which includes short-term capital gains) whether received in cash or reinvested in shares net long-term capital gains and amounts otherwise includable in income, such as amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. shareholders that are corporations may also be subject to the branch profits tax.

     Transfers of shares of the Fund by gift by a non-U.S. shareholder will generally not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at death will be includable in the shareholder's gross estate for U.S. federal income tax purposes.

     The income tax and estate tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.

     Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.

OTHER INFORMATION

FUND STRUCTURE

         CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares incur more expenses but have lower investment minimums than Investor Shares. Except for certain class differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions differs between the classes. Information about the other class of shares is available from the Trust by calling Schroder Advisors at 1-800-730-2932.

         THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as those of the Fund. Accordingly, the Portfolio directly acquires its own securities, and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware on September 7, 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has eleven separate series. The assets of the Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, that Portfolio and no other portfolio of Schroder Core.

         The  Fund's   investment   in  the  Portfolio  is  in  the  form  of  a
non-transferable beneficial interest. Other investment companies or other qualified investors may be permitted to invest in the Portfolio. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

         The Portfolio normally does not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio is entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as permitted under the 1940 Act and other applicable law, the Fund's Board may solicit instructions from the Fund's shareholders and vote the Fund's interest in the Portfolio based upon the instructions or the Board may determine to vote the Fund's interests in the Portfolio in the same proportion as the vote of all other interestholders in the Portfolio. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders would receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

         The Portfolio's interests are not sold directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same offering price as the Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future is available from Schroder Core by calling Forum Shareholder Services, LLC at 1-800-730-2932.

         Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its trustees and certain of its officers are required to sign the registration statement and amendments thereto of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, under federal securities law, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, has agreed to indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

         Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

         CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

         The Fund's entire investment may be withdrawn from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund's assets might be withdrawn, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

        Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

ORGANIZATION OF THE TRUST

         The Trust was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust is registered as an open-end management investment company under the 1940 Act.

         Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. Securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the series is unable to meet its obligations. Schroder believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

         The Trust has authorized an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series (such as the Fund) and may divide series into classes of shares, and the costs of doing so may be borne by a series or a class or the Trust in accordance with the Trust Instrument. The Trust currently consists of nine series. Each series offers two classes of shares, Investor Shares and Advisor Shares.

         When issued for the consideration described in the relevant Prospectus or under the dividend reinvestment plan, shares are fully paid, nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Each shareholder of record is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

         The Trust does not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters are not submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each Trustee serves until death, resignation or removal. Vacancies are filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies. Similarly, the selection of independent accountants and renewal of investment advisory agreements for future years is performed annually by the Trust Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new independent accountants if the employment of the Trust's independent accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate.

         In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee at any meeting of the shareholders.

PERFORMANCE INFORMATION

         Performance   quotations  of  the  average   annual  total  return  and
cumulative total return of the Fund is provided in advertisements or reports to shareholders or prospective investors.

         Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of 1, 5 and 10 years (or since commencement of operations if any of these periods are not available), calculated pursuant to the following formula:

                                 P (1+T)n = ERV

         (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of fund and any class expenses (net of any reimbursed expenses) on an annual basis and generally assume that all dividends and distributions, when paid, are reinvested in shares of the same class.

         For the one year ended October 31, 1997, the average annual return of the Fund is set forth in the following table:

                                                      CALENDAR                                                  SINCE
                                 ONE      THREE         YEAR        ONE        THREE       FIVE        TEN     INCEPTION
                                MONTHS    MONTHS      TO DATE       YEAR       YEARS       YEARS      YEARS    ANNUALIZED
                               -------    ------      -------       ----       -----       -----      -----    -----------

INVESTOR SHARES               -16.63%     -22.84%     -4.84%     -0.27%      0.00%       0.00%      0.00%       4.14


ADVISOR SHARES                -16.59%     -22.9%      -4.39%     0.00%       0.00%       0.00%      0.00%       -1.50%


         Quotations of cumulative total return reflect only the performance of a hypothetical investment in a fund or a class during the particular time period shown. Cumulative total returns vary based on changes in market conditions and the level of a fund's and any applicable class's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In communications to current or prospective shareholders, performance figures such as cumulative total return, also may be compared with the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Investors who purchase and redeem shares through a customer account maintained at a financial institution or a Service Organization may be charged one or more of the following types of fees as agreed upon by the financial institution or Service Organization and the investor, with respect to the customer services provided: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees have the effect of reducing the average annual or cumulative total returns for those investors.

PRINCIPAL SHAREHOLDERS

As of February 27, 1998, the following persons owned of record or beneficially 5% or more of the Fund's shares:

SHAREHOLDER                                                       SHARE BALANCE               PERCENT OF FUND
-----------                                                       -------------               ---------------

The Robert Wood Johnson Foundation                                 4,917,050.504                    27.35%
P.O. Box 2316
College Road at Route One
Princeton, NJ 08543

University of Chicago                                              3,845,643.143                    21.39%
450 North Cityfront Plaza Drive
Chicago, IL 60611

Baptist Foundation of Texas                                        1,668,533.558                     9.28%
1601 Elm Street, Suite 1700
Dallas, Texas 75201-7241

Montgomery Securities                                              2,197,129.755                    13.16%
600 Montgomery St., 4th Floor
San Francisco, CA 94111

CUSTODIAN

         The Chase Manhattan Bank, through its Global Custody Division located in London, England, acts as custodian of the Portfolio's assets but plays no role in making decisions as to the purchase or sale of portfolio securities for the Portfolio. Pursuant to rules adopted under the 1940 Act, the Portfolio may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made currently by the Schroder Core Trust Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Portfolio; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Portfolio assets.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

        Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101, acts as the Fund's transfer agent and dividend disbursing agent.

LEGAL COUNSEL

        Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, counsel to the Trust, passes upon certain legal matters in connection with the shares offered by the Fund.

INDEPENDENT ACCOUNTANT

     Coopers & Lybrand L.L.P. serves as independent accountants for the Trust. Coopers & Lybrand L.L.P. provides audit services and consultation in connection with review of U.S. SEC filings. Their address is One Post Office Square, Boston, Massachusetts 02109.

YEAR 2000 DISCLOSURE

        The Fund receives services from the investment advisor, administrators, distributor, transfer agent and custodian which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the year 2000 from the year 1900. Schroder Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

REGISTRATION STATEMENT

         This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         The fiscal year end of the Fund is October 31. Financial statements for the Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of the Fund.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) INCLUDED IN THE PROSPECTUS:

         Financial Highlights.

      INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION AND INCORPORATED HEREIN BY REFERENCE:

         Audited financial statements for the fiscal year ended October 31, 1997 including Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements and Report of Independent Accountants for Schroder International Fund, Schroder International Smaller Companies Fund, Schroder U.S. Equity Fund and Schroder Emerging Markets Fund Institutional Portfolio (Annual Reports filed via EDGAR on January 6, 1998 and January 9, 1998, accession numbers 0000889812-98-000006, 000889812-98-000005, 000889812-98-000004 and
         0001004402-98-000018, respectively).

         Unaudited financial statements for the period ended November 30, 1997 including Schedule of Investments (Schroder Micro Cap Fund only), Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements (unaudited) and Supplemental Information (unaudited) for Schroder U.S. Smaller Companies Fund and Schroder Micro Cap Fund (Semi-Annual Reports filed via EDGAR on January 29, 1998 and February 5, 1998, accession numbers 0001004402-98-000066 and
         0000889812-98-000163 respectively).

(B) EXHIBITS:

NOTES:   (1)      * INDICATES THAT THE EXHIBIT IS INCORPORATED HEREIN BY
                  REFERENCE. ALL REFERENCES ARE TO A POST-EFFECTIVE AMENDMENT
                  ("PEA") TO REGISTRANT'S REGISTRATION STATEMENT ON FORM N-1A,
                  FILE NO. 2-34215.


EXHIBIT

         (1)               (a)*     Trust  Instrument  of  Registrant (filed  as
                                    Exhibit (1)  to  PEA  No. 46  via  EDGAR  on
                                    January 10, 1996, accession number
                                    0000912057-96-000285).

                           (b) Secretary's Certificate with respect to amendment to Trust Instrument (filed herewith).

         (2)* BYLAWS dated September 8, 1995 (filed as Exhibit (2) to Registrant's PEA No. 61 via EDGAR on April 18, 1997, accession number 0000912057-97-013527).

         (3)      Not applicable.

         (4)* See the following Articles and Sections in the Trust Instrument filed as Exhibit 24(b)(1)(a): Article II, Sections 2.03, 2.04, 2.06, 2.08, 2.09, 2.10, 2.11; Article III,
                  Section 3.08; Article VII; Article IX; and Article X, Section 10.03.

         (5)        (a)* Investment  Advisory  Agreement  between  the Trust and
                         SCMI dated January 9, 1996, with respect to Schroder U.S. Equity Fund (filed as Exhibit (5) to Registrant's PEA No. 61 via EDGAR on April 18, 1997, accession number 0000912057-97-013527).

                    (b)* Investment  Advisory  Agreement  between  the Trust and
                         SCMI dated January 9, 1996, with respect to Schroder U.S. Smaller Companies Fund, Schroder Latin America Fund and International Equity Fund (filed as Exhibit 5(c) to Registrant's PEA No. 63 via EDGAR on July 18, 1997, accession number 0001004402-97-000035).

                    (c)* Investment  Advisory  Agreement  between  the Trust and
                         SCMI dated March 15, 1996, with respect to Schroder International Smaller Companies Fund and Schroder Global Asset Allocation Fund (filed as Exhibit 5(d) to Registrant's PEA No. 63 via EDGAR on July 18, 1997, accession number 0001004402-97-000035).

                    (d) Investment Advisory Agreement between the Trust and SCMI dated January 9, 1996, with respect to Schroder Emerging Markets Fund Institutional Portfolio (filed herewith).

                    (e)  Investment  Advisory  Agreement  between  the Trust and
                         SCMI dated March 5, 1997, with respect to Schroder International Bond Fund and Schroder Cash Reserves Fund (filed herewith).

                    (f)  Investment  Advisory  Agreement  between  the Trust and
                         SCMI dated March 5, 1997, with respect to Schroder Micro Cap Fund (filed herewith).

                    (g) Investment Advisory Agreement between the Trust and SCMI dated November 26, 1996, with respect to Schroder Emerging Markets Fund (filed herewith).

         (6)        (a)* Distribution  Agreement  between the Trust and Schroder
                         Advisors  dated  January  9,  1996,   with  respect  to
                         Schroder U.S. Equity Fund (filed as Exhibit (6) to Registrant's PEA No. 61 via EDGAR on April 18, 1997, accession number 0000912057-97-013527).

                    (b) Distribution Agreement between the Trust and Schroder Advisors dated January 9, 1996, as amended, with respect to Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Fund, Schroder Latin American Fund, Schroder Global Asset Allocation Fund, Schroder U.S. Smaller Companies Fund, Schroder International Smaller Companies Fund, Schroder Emerging Markets Fund, Schroder European Growth Fund, Schroder Asia Fund, Schroder Japan Fund, Schroder United Kingdom Fund, Schroder Cash Reserves Fund, Schroder International Bond Fund and Schroder Micro Cap Fund (filed herewith).

         (7)      Not applicable.

         (8) Global Custody Agreement between the Trust and The Chase Manhattan Bank, N.A. dated January 9, 1996, as amended, with respect to Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Fund, Schroder Latin American Fund, Schroder Global Asset Allocation Fund, Schroder U.S. Smaller Companies Fund, Schroder International Smaller Companies Fund, Schroder U.S. Equity Fund, Schroder Emerging Markets Fund, Schroder European Growth Fund, Schroder Asia Fund, Schroder Japan Fund, Schroder United Kingdom Fund, Schroder Cash Reserves Fund, Schroder International Bond Fund and Schroder Micro Cap Fund (filed herewith).

         (9)        (a)  Administration Agreement between the Trust and Schroder
                         Advisors dated November 26, 1996, with respect to Schroder International Fund, Schroder U.S. Smaller

                         Companies Fund, Schroder Latin American Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder Micro Cap Fund, Schroder Emerging Markets Fund, Schroder International Bond Fund and Schroder U.S. Equity Fund (filed herewith).

                    (b) Subadministration Agreement between the Trust and Forum Administrative Services, LLC dated February 1, 1997, with respect to Schroder International Fund, Schroder U.S. Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Latin American Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder Micro Cap Fund, Schroder Emerging Markets Fund and Schroder International Bond Fund (filed herewith).

                    (c) Transfer Agency Agreement between the Trust and Forum Financial Corp. dated January 9, 1996, as amended, with respect to Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Fund, Schroder Latin American Fund, Schroder Global Asset Allocation Fund, Schroder U.S. Smaller Companies Fund, Schroder International Smaller Companies Fund, Schroder U.S. Equity Fund, Schroder Emerging Markets Fund, Schroder European Growth Fund, Schroder Asia Fund, Schroder Japan Fund, Schroder United Kingdom Fund, Schroder Cash Reserves Fund, Schroder International Bond Fund and Schroder Micro Cap Fund (filed herewith).

                    (d) Fund Accounting Agreement between the Trust and Forum Financial Corp. dated March 5, 1997, as amended, with respect to Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Fund, Schroder Latin American Fund, Schroder Global Asset Allocation Fund, Schroder U.S. Smaller Companies Fund, Schroder International Smaller Companies Fund, Schroder U.S. Equity Fund, Schroder Emerging Markets Fund, Schroder European Growth Fund, Schroder Asia Fund, Schroder Japan Fund, Schroder United Kingdom Fund, Schroder Cash Reserves Fund, Schroder International Bond Fund and Schroder Micro Cap Fund (filed herewith).

         (10)       (a)* Opinion and  consent of Jacobs  Persinger & Parker with respect to Schroder International Fund, Schroder U.S. Equity Fund and Schroder U.S. Smaller Companies Fund (filed as an Exhibit to Registrant's PEA No. 54 via EDGAR on October 24, 1996, accession number 0000912057-96-023645).

                    (b) Opinion and consent of Smith Katzenstein Furlow LLP with respect to Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder Emerging Markets Fund, Schroder International Bond Fund and Schroder Micro Cap Fund (filed herewith).

         (11) Consent of Coopers & Lybrand L.L.P. with respect to Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder International Fund, Schroder U.S. Equity Fund and Schroder U.S. Smaller Companies Fund (filed herewith).

         (12)     Not applicable.

         (13)     Not applicable.

         (14)     Not applicable.

         (15) Distribution Plan adopted by Registrant with respect to Schroder U.S. Smaller Companies Fund, Schroder Latin American Fund, Schroder International Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder Micro Cap Fund, Schroder Emerging Markets Fund, Schroder International Bond Fund and Schroder U.S. Equity Fund (filed herewith).

         (16)       (a)* Schedule of Sample Performance Calculations -- Schroder
                         U.S. Equity Fund (filed as Exhibit 16 to Registrant's PEA No. 61 via EDGAR on April 18, 1997, accession number 0000912057-97-013527).

                    (b)* Schedule of Sample Performance Calculations -- Schroder
                         U.S. Smaller Companies Fund (filed as Exhibit 16(b) to Registrant's PEA No. 64 via EDGAR on September 30, 1997, accession number 0001004402-97-000103).

                    (c) Schedule of Sample Performance Calculations -- Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Emerging Markets Fund and Schroder Micro Cap Fund (filed herewith).

         (17)     Financial Data Schedules (filed herewith).

         (18)     Multiclass  (Rule 18f-3)  Plan  adopted  by   Trust (filed  as
                  Exhibit 18 to Registrant's PEA No. 65 via EDGAR on January 27, 1998, accession number 0001004402-98-000053).

Other Exhibits:

         * Power of Attorney forms pursuant to which the Trustees and President have signed this Post-Effective Amendment (filed as an Other Exhibit to PEA No. 62 via EDGAR on June 30, 1997, accession number 0001004402-97-000030).

                  Power of Attorney from Fergal Cassidy (filed herewith).

                  Power of Attorney from Sharon L. Haugh (filed herewith).

                  Power of Attorney from Peter S. Knight (filed herewith).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

---------------------------------------------------------------------- --- -------------------------------------
                                                                                 NUMBER OF RECORDHOLDERS
TITLE OF CLASS (FUND)                                                                 AS OF 1/31/98
----------------------------------------------------------------------     ---------------- -- -----------------
                                                                               ADVISOR             INVESTOR
----------------------------------------------------------------------     ----------------    -----------------
Schroder U.S. Equity Fund                                                                0                  580
----------------------------------------------------------------------     ----------------    -----------------
Schroder International Fund                                                              1                  569
----------------------------------------------------------------------     ----------------    -----------------
Schroder U.S. Smaller Companies Fund                                                     3                  542
----------------------------------------------------------------------     ----------------    -----------------
Schroder Emerging Markets Fund Institutional Portfolio                                   4                   22
----------------------------------------------------------------------     ----------------    -----------------
Schroder International Smaller Companies Fund                                            0                    4
----------------------------------------------------------------------     ----------------    -----------------
Schroder Emerging Markets Fund                                                           0                    2
----------------------------------------------------------------------     ----------------    -----------------
Schroder Micro Cap Fund                                                                N/A                    8
----------------------------------------------------------------------     ----------------    -----------------
Schroder International Bond Fund                                                         0                    1
----------------------------------------------------------------------     ----------------    -----------------

ITEM 27.  INDEMNIFICATION.

In  accordance  with Section 3803 of the Delaware  Business  Trust Act,  Section
10.02 of the Registrant's Trust Instrument provides as follows:

"Section 10.02   Indemnification.

"(a) Subject to the exceptions and limitations contained in subsection 10.02(b):

"(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

"(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

"(b)  No indemnification shall be provided hereunder to a Covered Person:

"(i) who shall have been adjudicated by a court or body before which the proceeding was brought: (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office; or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

"(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

"(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

"(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Subsection 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The following are the directors and principal officers of Schroder Capital Management International Inc. ("SCMI"), including their business connections of a substantial nature. The address of each company listed, unless otherwise noted, is 33 Gutter Lane, London EC2V 8AS, United Kingdom. Schroder Capital Management International Limited ("Schroder Ltd."), a United Kingdom affiliate of SCMI, provides investment management services to international clients located principally in the United States.

          David M. Salisbury. Chief Executive Officer, Director and Chairman of SCMI; Chief Executive and Director of Schroder Ltd.; and Director of Schroders plc.

          Richard R. Foulkes. Deputy Chairman/Executive Vice President of SCMI; and Director of Schroder Ltd.

          John A. Troiano. Chief Executive and Director of SCMI; and Director of Schroder Ltd.

          David Gibson. Senior Vice President and Director of SCMI; Director of Schroder Capital Management; and Senior Vice President of Schroder Ltd.

          John S. Ager. Senior Vice President and Director of SCMI; and Director of Schroder Ltd.

          Sharon L. Haugh. Executive Vice President and Director of SCMI; Director and Chairman of Schroder Advisors; and Director of Schroder Ltd.

          Gavin D.L. Ralston. Senior Vice President and Managing Director of SCMI; and Director of Schroder Ltd.

          Mark J. Smith. Senior Vice President and Director of SCMI; and Director of Schroder Ltd.

          Robert G. Davy. Senior Vice President and Director of SCMI; Director of Schroder Ltd.; and an officer of open end investment companies for which SCMI and/or its affiliates provide investment services.

          Jane P. Lucas. Senior Vice President and Director of SCMI; Director of Schroder Advisors; and Director of Schroder Capital Management.

          C. John Govett. Director of SCMI; Group Managing Director of Schroder Ltd.; and Director of Schroders plc.

          Phillipa J. Gould. Senior Vice President and Director of SCMI.

          Louise Croset. First Vice President and Director of SCMI; and First Vice President of Schroder Ltd.

          Abdallah Nauphal. Group Vice President and Director of SCMI.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) Schroder Advisors, the Registrant's principal underwriter, also serves as principal underwriter for Schroder Series Trust.

(b) Following is information with respect to each officer and director of Schroder Advisors, the Distributor of the shares of Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Fund, Schroder Latin American Fund, Schroder Global Asset Allocation Fund, Schroder U.S. Smaller Companies Fund, Schroder International Smaller Companies Fund, Schroder U.S. Equity Fund, Schroder Emerging Markets Fund, Schroder European Growth Fund, Schroder Asia Fund, Schroder Japan Fund, Schroder United Kingdom Fund, Schroder Cash Reserves Fund, Schroder International Bond Fund and Schroder Micro Cap Fund (each, a series of the Registrant):

Catherine A. Mazza. President.

Mark J. Smith. Director and Senior Vice President.

Sharon L. Haugh. Chairman and Director.

Fergal Cassidy. Treasurer and CFO.

Alexandra Poe. Secretary and Senior Vice President.

Jane E. Lucas. Director.

* Address for each is 787 Seventh Avenue, New York, New York 10019 except for Mark J. Smith, whose address is 33 Gutter Lane, London, England, EC2V 8AS.

(c)  Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books and other documents required to be maintained by Registrant with respect to Registrant's series pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Schroder Capital Management International Inc. (investment management records) and Schroder Advisors (administrator and distributor records), 787 Seventh Avenue, New York, New York 10019, except that certain items are maintained at the following locations:

(a) Forum Accounting Services, LLC, Two Portland Square, Portland, Maine 04101 (fund accounting records).

(b)  Forum Administrative  Services, LLC, Two Portland Square,  Portland,  Maine
     04101  (corporate   minutes  and  all  other  records  required  under  the
     Subadministration Agreement).

(c)  Forum  Financial  Corp.,  Two  Portland  Square,   Portland,   Maine  04101
    (shareholder records).

ITEM 31. MANAGEMENT SERVICES.

None.

ITEM 32. UNDERTAKINGS.

(a) Registrant undertakes to file a post-effective amendment(s), using financial statements that need not be certified, within four to six months from the latter of the effective date of Registrant's post-effective amendment to its Securities Act of 1933 Registration Statement relating to the prospectuses offering Advisor Shares and Investor Shares of Schroder Asia Fund and/or Schroder Japan Fund or the commencement of operation of each of the respective Funds; and

(b) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 with respect to Rule 485(b) under the Securities Act of 1933, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 23rd day of February, 1998.

                                           SCHRODER CAPITAL FUNDS (DELAWARE)


                                           By:/s/  Catherine A. Mazza
                                              --------------------------------
                                                 Catherine A. Mazza
                                                 Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed below by the following persons on the 23rd day of February, 1998.

SIGNATURES                                                       TITLE

(a)      Principal Executive Officer

         Mark J. Smith                                           President

         By: /s/ Thomas G. Sheehan
            ----------------------------
               Thomas G. Sheehan, Attorney-in-Fact

(b)      Principal Financial and
         Accounting Officer

         /s/ Fergal Cassidy
         -------------------------------
         Fergal Cassidy                                          Treasurer



(c)      The Trustees

         Peter E. Guernsey*                                      Trustee
         John I. Howell*                                         Trustee
         Hermann C. Schwab*                                      Trustee
         Clarence F. Michalis*                                   Trustee
         Mark J. Smith*                                          Trustee
         Hon. David N. Dinkins                                   Trustee
         Peter S. Knight*                                        Trustee
         Sharon L. Haugh*                                        Trustee

         *By: /s/ Thomas G. Sheehan
             --------------------------
                Thomas G. Sheehan, Attorney-in-Fact

                                   SIGNATURES



Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement for Schroder Capital Funds (Delaware) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 23rd day of February, 1998.



                                               SCHRODER CAPITAL FUNDS

                                               By: /s/  Catherine A. Mazza
                                                  ----------------------------
                                                     Catherine A. Mazza
                                                     Vice President



Pursuant to the requirements of the Investment Act of 1940, this Registration Statement amendment of Schroder Capital Funds (Delaware) has been signed below by the following persons on the 23rd day of February, 1998.

SIGNATURES                                                        TITLE

(a)      Principal Executive Officer

         Mark J. Smith                                            President

         By: /s/ Thomas G. Sheehan
            ------------------------------
         Thomas G. Sheehan, Attorney-in-Fact

(b)      Principal Financial and
         Accounting Officer


         /s/ Fergal Cassidy
         ---------------------------------
         Fergal Cassidy                                           Treasurer



(c)      The Trustees

         Peter E. Guernsey*                                       Trustee
         John I. Howell*                                          Trustee
         Hermann C. Schwab*                                       Trustee
         Clarence F. Michalis*                                    Trustee
         Mark J. Smith*                                           Trustee
         Hon. David N. Dinkins                                    Trustee
         Peter S. Knight                                          Trustee
         Sharon L. Haugh                                          Trustee

         *By:  /s/ Thomas G. Sheehan
             -----------------------------
                Thomas G. Sheehan, Attorney-in-Fact

INDEX TO EXHIBITS FOR PEA 66 TO REGISTRATION STATEMENT FOR SCHRODER CAPITAL FUNDS (DELAWARE)

EXHIBIT

(5) (d) Investment Advisory Agreement between the Trust and SCMI dated January 9, 1996, with respect to Schroder Emerging Markets Fund Institutional Portfolio.

(5) (e) Investment Advisory Agreement between the Trust and SCMI dated March 5, 1997, with respect to Schroder International Bond Fund and Schroder Cash Reserves Fund.

(5) (f) Investment Advisory Agreement between the Trust and SCMI dated March 5, 1997, with respect to Schroder Micro Cap Fund.

(5) (g) Investment Advisory Agreement between the Trust and SCMI dated November 26, 1996, with respect to Schroder Emerging Markets Fund.

(6) (b) Distribution Agreement between the Trust and Schroder Fund Advisors Inc. dated January 9, 1996, as amended, with respect to Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Fund, Schroder Latin American Fund, Schroder Global Asset Allocation Fund, Schroder U.S. Smaller Companies Fund, Schroder International Smaller Companies Fund, Schroder Emerging Markets Fund, Schroder European Growth Fund, Schroder Asia Fund, Schroder Japan Fund, Schroder United Kingdom Fund, Schroder Cash Reserves Fund, Schroder International Bond Fund and Schroder Micro Cap Fund.

(8) Global Custody Agreement between the Trust and The Chase Manhattan Bank, N.A. dated January 9, 1996, as amended, with respect to Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Fund, Schroder Latin American Fund, Schroder Global Asset Allocation Fund, Schroder U.S. Smaller Companies Fund, Schroder International Smaller Companies Fund, Schroder U.S. Equity Fund, Schroder Emerging Markets Fund, Schroder European Growth Fund, Schroder Asia Fund, Schroder Japan Fund, Schroder United Kingdom Fund, Schroder Cash Reserves Fund, Schroder International Bond Fund and Schroder Micro Cap Fund.

(9) (a) Administration Agreement between the Trust and Schroder Fund Advisors Inc. dated November 26, 1996, with respect to Schroder International Fund, Schroder U.S. Smaller Companies Fund, Schroder Latin American Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder Micro Cap Fund, Schroder Emerging Markets Fund, Schroder International Bond Fund and Schroder U.S. Equity Fund.

    (b) Subadministration Agreement between the Trust and Forum Administrative Services, LLC dated February 1, 1997, with respect to Schroder International Fund, Schroder U.S. Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Latin American Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder Micro Cap Fund, Schroder Emerging Markets Fund and Schroder International Bond Fund.

    (c) Transfer Agency Agreement between the Trust and Forum Financial Corp. dated January 9, 1996, as amended, with respect to Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Fund, Schroder Latin American Fund, Schroder Global Asset Allocation Fund, Schroder U.S. Smaller Companies Fund, Schroder International Smaller Companies Fund, Schroder U.S. Equity Fund, Schroder Emerging Markets Fund, Schroder European Growth Fund, Schroder Asia Fund, Schroder Japan Fund, Schroder United Kingdom Fund, Schroder Cash Reserves Fund, Schroder International Bond Fund and Schroder Micro Cap Fund.

    (d) Fund Accounting Agreement between the Trust and Forum Financial Corp. dated March 5, 1997, as amended, with respect to Schroder International Fund, Schroder U.S. Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Latin American Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder Global Asset Allocation Fund and Schroder Emerging Markets Fund.

(10)(b) Opinion and consent of Smith Katzenstein Furlow LLP with respect to Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder Emerging Markets Fund, Schroder International Bond Fund and Schroder Micro Cap Fund.

(11)      Consent of Coopers & Lybrand L.L.P.

(15) Distribution Plan adopted by Registrant with respect to Schroder U.S. Smaller Companies Fund, Schroder Latin American Fund, Schroder International Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder Micro Cap Fund, Schroder Emerging Markets Fund, Schroder International Bond Fund and Schroder U.S. Equity Fund.

(16)(c) Schedule of Sample Performance Calculations -- Schroder International Fund, Schroder International Smaller Companies Fund, Schroder Emerging Markets Fund, Schroder International Bond Fund, Schroder Micro Cap Fund and Schroder Emerging Markets Fund Institutional Portfolio.

(17)      Financial Data Schedules.

OTHER EXHIBITS:

Power of Attorney from Fergal Cassidy.

Power of Attorney from Sharon L. Haugh.

Power of Attorney from Peter S. Knight.